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                                                                   EXHIBIT 10.44
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              MASTER LEASE AGREEMENT AND MORTGAGE AND DEED OF TRUST

                            Dated as of June 22, 2000

                                     between

                    PEROT SYSTEMS BUSINESS TRUST NO. 2000-1,
                           a Delaware business trust,
                                   the Lessor

                                       and

        PSC MANAGEMENT LIMITED PARTNERSHIP, a Texas limited partnership, the Lessee

                                   ----------

                            Synthetic Lease Financing


ALL RIGHT, TITLE AND INTEREST OF LESSOR UNDER THIS MASTER LEASE AGREEMENT AND MORTGAGE AND DEED OF TRUST AND THE PROPERTY SUBJECT HERETO HAVE BEEN AND ARE HEREBY AND WILL BE ASSIGNED BY THE LESSOR TO, AND ARE AND WILL BE SUBJECT TO A SECURITY INTEREST IN FAVOR OF BANK ONE, NA, AS ADMINISTRATIVE AGENT (THE "AGENT"), UNDER CERTAIN MORTGAGES AND DEEDS OF TRUST OR DEEDS TO SECURE DEBT, ASSIGNMENTS OF LEASES AND RENTS, SECURITY AGREEMENTS AND FIXTURE FILING STATEMENTS (AS SUCH AGREEMENTS AND INSTRUMENTS MAY BE AMENDED AND/OR SUPPLEMENTED TO THE EXTENT PERMITTED THEREBY), FOR THE BENEFIT OF THE LENDERS REFERRED TO IN SUCH SECURITY INSTRUMENTS. THIS LEASE AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE "ORIGINAL EXECUTED COUNTERPART NO. 1", WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY AGENT ON OR FOLLOWING THE SIGNATURE PAGE THEREOF.

SEE SECTION 20(u) FOR THE NATURE OF THIS TRANSACTION AND INTENTION OF THE
PARTIES.

THIS COUNTERPART IS [NOT] THE ORIGINAL EXECUTED COUNTERPART NO. 1


                                                          Master Lease Agreement
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              MASTER LEASE AGREEMENT AND MORTGAGE AND DEED OF TRUST

     MASTER LEASE AGREEMENT AND MORTGAGE AND DEED OF TRUST dated as of June 22, 2000 (this "LEASE") between PEROT SYSTEMS BUSINESS TRUST NO. 2000-1, a Delaware business trust, as lessor (the "LESSOR"), and PSC MANAGEMENT LIMITED PARTNERSHIP, a Texas limited partnership, as lessee (the "LESSEE").

                                   WITNESSETH:

     WHEREAS, pursuant to a Participation Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "PARTICIPATION AGREEMENT"), among the Lessee, as Lessee, Construction Agent and Guarantor, the Parent Guarantor, the Lessor, the various Persons (the "CERTIFICATE HOLDERS") as are or may from time to time become Certificate Holders under the Trust Agreement (as defined below), the various financial institutions (the "TRANCHE A LENDERS") as are or may from time to time become Tranche A Lenders under the Loan Agreement, the various financial institutions (the "TRANCHE B LENDERS" and, together with the Tranche A Lenders the "LENDERS") as are or may from time to time become Tranche B Lenders under the Loan Agreement, Bank One, NA, (with its principal office in Chicago, Illinois) as Agent, the Lenders and the Certificate Holders have (1) agreed to finance the Lessor's acquisition of the Property and the Construction of Improvements and
(2) may (in their sole discretion) increase their respective Commitments to provide financing for the Lessor's acquisitions of certain other Sites for Lease to Lessee from time to time and the Construction on those additional Sites of Improvements;

     WHEREAS, the Lessor intends to purchase or ground lease certain Land Interests, together with all Appurtenant Rights attached thereto, and to cause to be constructed certain Improvements thereon (herein, such Land Interests, together with all Improvements at any time located thereon or thereunder, the "SITES");

     WHEREAS, the Lessee, as Construction Agent, will construct certain Improvements on the Sites which as constructed will be the property of the Lessor and will become part of the Sites;

     WHEREAS, the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, one or more Sites; and

     WHEREAS, upon recordation of the applicable Lease Supplement, each Site will be subject to the terms of this Lease;

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS; CONSTRUCTION OF REFERENCES.

     In this Lease, unless the context otherwise requires:

     (a) ACCOUNTING PRINCIPLES. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other


                                                          Master Lease Agreement
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accounting computation is required to be made for the purposes of this Lease, such determination or computation shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Lease.

     (b) DEFINITIONS. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in APPENDIX A hereto.

     (c) LESSEE LIABILITY. Except as expressly provided herein, all obligations imposed on the Lessee in this Lease shall be the full recourse liability of Lessee, and no obligation or liability of Lessee hereunder or under any other Operative Document shall be limited by reason of any provision of any Non-Acquired Land Interest or ground lease.

     SECTION 2. LEASE OF SITES.

     (a) LEASE OF PREMISES. Subject to the satisfaction of the terms and conditions hereof and of the Participation Agreement (such satisfaction to be evidenced by the execution and delivery by the Lessor and the Lessee of a Lease Supplement substantially in the form of EXHIBIT A hereto, appropriately completed), on each Site Acquisition Date the Lessor hereby agrees to lease (or sublease, as the case may be) to the Lessee, and the Lessee hereby agrees to lease (or sublease, as the case may be) from the Lessor, the Sites described on
Schedule 1 to the Lease Supplement executed and delivered on such Site Acquisition Date, subject in the case of the Texas Property to the Arco Lease and any Interim Term Permitted Leases encumbering the Texas Property or any part thereof.

     (b) EFFECTIVE TIMES OF LEASE. This Lease shall be effective with respect to a particular Site, and such Site shall be subject to the terms and conditions of this Lease, from and after the date on which a Lease Supplement relating to such Site, in substantially the form set forth in EXHIBIT A hereto, is executed and delivered. Any provision of this Lease or any other Operative Document to the contrary notwithstanding, Lessee acknowledges that Lessor's sole interest in the Non-Acquired Land Interests, if any, is as ground lessee, and Lessor is hereby subleasing such Non-Acquired Land Interests to Lessee and is leasing to Lessee the Improvements existing thereon or to be Constructed thereon by the Construction Agent acting on behalf of Lessor. Lessor and Lessee specifically agree that this Lease and the remedies available to Lessor hereunder shall apply to the Non-Acquired Land Interests, notwithstanding that such Land Interests are not owned by Lessor, and Lessee shall pay as and when due all ground rent applicable to any Non-Acquired Land Interest, and shall perform all obligations of Lessor as the ground lessee under the Ground Lease accruing prior to the expiration of the Lease Term with respect to such Land Interest.

     (c) DESIGNATION OF PEROT OPERATING PREMISES. During the Interim Term, except as expressly agreed otherwise in a Lease Supplement relating to a Site, Lessor and Lessee agree that upon the termination of any lease of space within a Site to a third party including pursuant to the Arco Lease and any Interim Term Permitted Leases, unless Lessee shall elect that all or a portion of the space vacated shall become a part of the Perot Operating Premises, the space within the Improvements vacated by the tenant under the terminated lease shall become a part of the Construction Portion of the Site as to which the terminated lease was in effect. During the Interim Term, Lessee may elect to make all or any portion of such vacated space a part of the


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Perot Operating Premises, provided, however, that during the Basic Term such space shall automatically become part of the Perot Operating Premises. Lessee shall deliver to Lessor no later than Five (5) Business Days prior to the termination of any such lease a notice setting forth its election to make some or all of the vacated space in the Site Perot Operating Premises, if applicable, and describing the part of the vacated space which will become Perot Operating Premises along with evidence that such vacated space complies with all Environmental Laws and is in the state of repair and maintenance as required by the applicable lease relating to the vacated space. Upon the receipt of such notice, Lessor and Lessee shall take such steps as are necessary to evidence properly the addition of the vacated space to the real property leased by Lessor to Lessee pursuant to this Master Lease.

     SECTION 3. TERM AND RENT.

     (a) LEASE TERM. The term of this Lease with respect to each Site shall consist of (1) a construction period (the "INTERIM Term") which shall begin on the Site Acquisition Date relating to such Site and end on the date which is the earlier of (i) 23 months after the Documentation Date, subject to extension on a day-to-day basis for delays for Force Majeure events for up to 30 days, and as it may be extended further in the sole discretion of the Required Participants from time to time (the "OUTSIDE COMPLETION DATE") and (ii) the Completion Date and (2) a basic term (the "BASIC TERM") which shall begin on the expiration of the Interim Term and end on the Expiration Date. The Interim Term, the Basic Term and the Renewal Term, if applicable, with respect to any Site are collectively referred to herein as the "LEASE TERM." In no event shall any Lease Term extend beyond the Expiration Date.

     (b) OTHER PROPERTY. Lessor shall have no right, title or interest in Lessee Property. Lessee may from time to time own, hold under lease from Persons other than Lessor and dispose of, the Lessee Property or any part thereof, any and all of which Lessee may locate on or about any of the Sites and such Lessee Property shall not be subject to this Lease.

     (c) BASIC RENT. On each Payment Date, Lessee shall pay to Lessor the amounts of Basic Rent during the Interim Term and the Basic Term and, if applicable, the Renewal Term, determined in accordance with the definition of "Basic Rent"; provided, however, that during the Interim Term with respect to each Site, the Basic Rent allocable to the Construction Portion of that Site shall be payable out of the proceeds of Advances, in accordance with the Construction Budget, made by Participants, in part, to provide for the payment of the allocated portion of the Basic Rent due with respect to the Construction Portion of that Site.

     (d) PREPAYMENT. The Lessee may prepay at any time any payment of Basic Rent without premium or penalty other than the payment of all applicable Break Costs, and, subject always to the limitations set forth in Section 6(d), shall prepay the entire Property Balance without premium or penalty other than the payment of all applicable Break Costs in the event of (i) any sale of the Property (pursuant to Section 6 hereof or otherwise) to the extent and as provided in
Section 6(d) or (ii) subject to and in accordance with Section 11, any Event of Loss with respect to any Site.

     (e) SUPPLEMENTAL RENT. Lessee shall pay to Lessor, or to whomever else shall be entitled to a payment of Supplemental Rent thereto as expressly provided herein or in any other


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Operative Document (and Lessor hereby directs Lessee, on behalf of Lessor, to so pay any such other Person), any and all Supplemental Rent due and payable (or if the date when due and payable is not specified, within five (5) days after notice or demand from Lessor) and, in the event of any failure on the part of Lessee to pay any Supplemental Rent when due, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. Lessee hereby reaffirms its obligation to pay as Supplemental Rent:

          (1) any and all amounts due under Section 4(e) of the Participation Agreement;

          (2) all amounts determined to be due and payable pursuant to Sections 5.2, 5.3 and 6.7 of the Trust Agreement in accordance with its terms to the extent that any such amount is payable with respect to, or as to a matter arising in connection with, one or more Sites;

          (3)  any Transaction Expenses not previously paid by Lessor;

          (4) on the date provided herein or in the applicable Operative Document or if no such date shall be so provided then on demand any amount (other than Basic Rent) which the Lessee assumes the obligation to pay, or agrees to pay, under this Lease or any other Operative Document, to the Lessor or to others;

          (5) on demand, to the extent permitted by Applicable Law, interest (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) at the Overdue Rate on any payment of Rent not paid when due for any period during which the same shall be overdue; and

          (6) within 30 days after demand but not before the commencement of the Basic Term, if the Participants, or any one or more thereof, have funded any amounts in excess of the Construction Budget in connection with the Construction (the "COST OVERRUNS"), the amount equal to the aggregate of such amounts together with Accrued Interest and Yield thereon at the rates applicable for the Participant or Participants so funding such amounts from each such date such amounts were funded to the date such payment of Supplemental Rent is made (such amounts together with such Accrued Interest and Yield, are collectively called the "COST OVERRUN PORTION" and the Lease Balance as to the applicable Site shall be reduced by an amount equal to the amount of such Cost Overruns so paid by Lessee.

     The expiration or other termination of the Lessee's obligation to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. In addition, during the Interim Term with respect to each Site, the Supplemental Rent allocable to the Construction Portion of that Site shall be payable out of the proceeds of any Advance in accordance with the Construction Budget, made by the Participants, in part, to


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provide for the payment of the allocated portion of the Supplemental Rent due with respect to the Construction Portion of that Site.

     (f) PAYMENTS. As long as any obligations remain outstanding under the Loan Agreement, Basic Rent and Supplemental Rent shall be paid to Lessor (or, in the case of Supplemental Rent, to such Person as may be entitled thereto) at such place as Lessor (or such other Person) shall specify in writing to Lessee at least five (5) Business Days prior to the due date therefor; provided, however, that, so long as the Loans shall not have been discharged, Lessor hereby directs Lessee, and Lessee agrees, to make all such payments due to Lessor directly to the Agent at the Agent's account as set forth in Schedule 2 to the Participation Agreement or to such other bank or banks as the Agent may otherwise direct in writing upon not less than five (5) Business Days prior notice to Lessee and Lessor. Lessor shall notify Lessee of the Yield, including the Applicable Margin and the LIBO Rate (Reserve Adjusted) (or the Alternate Base Rate, if applicable) promptly upon the determination thereof.

     (g) METHOD OF PAYMENT. Each payment of Rent shall be made by Lessee prior to 11:00 a.m. Chicago time (and payments made after such time shall be deemed to have been made on the next day) at the place of payment in funds consisting of lawful currency of the United States of America which (in the case of any amount payable to Lessor, Agent, Lender or any Participant) shall be immediately available on the scheduled date when such payment shall be due, unless the scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day (unless the result of such extension would be to carry such payment into the next calendar month, in which event such payment shall be made on the next preceding Business Day).

     (h) LATE PAYMENT. If any Basic Rent shall not be paid when due, Lessee shall pay to Lessor, or if any Supplemental Rent payable to or on behalf or for the account of Lessor, any Participant, Agent, other Indemnitee or any other Person is not paid when due, Lessee shall pay to whomever shall be entitled thereto, in each case as Supplemental Rent, interest at the Overdue Rate (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof (not including any applicable grace period) to but excluding the Business Day of payment thereof.

     (i) LESSEE'S OCCUPANCY DURING THE INTERIM TERM. During the Interim Term the Lessee will not be entitled to occupy or use any Site except for the Perot Operating Premises in accordance with Section 4 below; provided, however, that during the Construction Period, Lessee will be permitted access to such Site for Construction of Improvements on such Site, pursuant to the Construction Agency Agreement, but subject to the rights of other lessees of any portion of the Site.

     SECTION 4. PEROT OPERATING PREMISES.

     Lessee's right to occupy all or any portion of a Site from time to time as Perot Operating Premises during the Interim Term shall be subject, in each instance, to the satisfaction of the following conditions:


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     (a) Lessee shall provide Lessor and Agent with at least thirty (30) days prior notice of its election to designate all or any portion of the applicable Site as Perot Operating Premises. Such notice shall provide, in form and substance reasonably acceptable to Lessor and Agent, (x) a description of the Perot Operating Premises which Lessee desires to occupy including the rentable square feet of such space to be occupied and the total rentable square feet of the applicable Site, (y) the commencement and expiration date of such occupancy term (which shall in no event extend beyond the Interim Term) and (z) the percentage that the total rentable square footage of all of the space then designated as Perot Operating Premises during the Interest Period as to which Basic Rent is being paid (based upon the notices provided for in this Section 4(a)) bears in proportion to the total rentable square footage of the Site during such Interest Period (such percentage hereafter referred to as the "OCCUPIED PERCENTAGE"); and

     (b) During any time in which any part of any Site is designated as Perot Operating Premises, Lessee shall pay to Lessor, on a current basis (and not with Advances) all Basic Rent and Supplemental Rent properly allocated to such Perot Operating Premises in an amount determined by multiplying the Basic Rent and Supplemental Rent payable with respect to the Site by the Occupied Percentage. The foregoing calculation of allocations shall be made and administered by the Construction Agent pursuant to and in accordance with Section 2.9(c) of the Construction Agency Agreement.

     Except as expressly provided in this Section 4, Lessee's occupancy of the Perot Operating Premises shall not affect or modify Lessee's obligations hereunder or under the other Operative Documents.

     SECTION 5. NET LEASE.

     (a) This Lease is an absolutely triple net lease, and notwithstanding any other provision of this Lease, the Lessee acknowledges and agrees that the Lessee's obligation to pay all Rent hereunder, and the rights of the Lessor in and to such Rent, shall be independent, absolute and unconditional and shall not be subject to any abatement, reduction, set-off, deduction, defense (other than the defense of actual payment), delay, counterclaim, suspension, deferment, diminution or reduction of any kind or recoupment (collectively "ABATEMENTS") for any reason whatsoever, including, without limitation, due to any present or future claims of the Lessee against the Lessor under this Lease or otherwise, or against any other Person for whatever reason, throughout the Interim Term, the Basic Term and any Renewal Term, if applicable. Except as otherwise expressly provided herein, this Lease shall not terminate, nor shall the obligations of the Lessee be affected or delayed for any reason, including, without limitation, to the maximum extent permitted by law: (a) any defect in or damage to, or any loss or destruction of, the Sites or any part thereof from whatsoever cause, or the interference with the use thereof by the Lessor or any other Person or the failure or inability of the Lessee to take possession or control thereof, (b) the invalidity or unenforceability of this Lease or lack of right, power or authority of the Lessor to enter into this Lease, (c) any failure of the Lessor to perform any obligation of the Lessor to the Lessee or any other Person under this Lease or the other Operative Documents or any instrument or document whether or not executed in connection herewith or therewith, (d) dispossession of the Lessee from the Sites, or any part thereof, (e) any defect in the condition, merchantability, design, construction, quality or fitness for use of any portion of the Sites, or any failure of the Sites to comply with all Applicable Laws, including any inability to


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occupy or use the Sites by reason of such non-compliance, (f) any damage to, abandonment, loss, contamination of or Release from or destruction of or any requisition or taking of the Sites or any part thereof, including eviction, (g) any restriction, prevention or curtailment of or interference with any use of the Sites or any part thereof, including eviction, (h) any defect in title to or rights to the Sites or any Lien on such title or rights or on the Sites, (i) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, Agent, any Lender or any Certificate Holder, (j) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, Agent, any Lender, any Participant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, Agent, any Lender, any Participant or any other Person, or by any court, in any such proceeding, (k) any claim that Lessee has or might have against any Person, including, without limitation, Lessor, any Lender, or any Participant,
(l) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Documents or any provision of any thereof, (m) the impossibility of performance by Lessee, Lessor or both, (n) any action by any court, administrative agency or other Governmental Authority, (o) any restriction, prevention or curtailment of or any interference with the construction on or any use of any Site or any part thereof, or (p) for any other cause, whether similar or dissimilar to the foregoing, any present or future law or regulation to the contrary notwithstanding, it being the express intention of the Lessor and the Lessee that all Rent payable by the Lessee hereunder shall be, and continue to be, payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease. Notwithstanding the Lessee's absolute obligation to pay Rent, the Lessee may pursue any claims it may have against Lessor in a separate proceeding against Lessor.

     (b) The Lessee shall pay on an After-Tax Basis all costs, expenses and charges of every kind and nature relating to the Sites, it being the intention of the parties hereto that, by execution of this Lease, the Lessee shall, and does hereby, assume with respect to the Sites every obligation relating thereto which the ownership, use, possession, controls and operation thereof entails.

     (c) Except as specifically set forth in Section 6(e), this Lease shall be noncancellable by Lessee for any reason whatsoever, and Lessee, to the extent permitted by Applicable Law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as expressly provided in Section 6(e) of this Lease, Lessee shall, unless prohibited by Applicable Law, nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the computation of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, Agent, any Lender or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation,


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maintenance, and management of the Sites and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any subtenant of Lessee on any account or for any reason whatsoever other than by reason of Lessor's willful misconduct or gross negligence or breach of any of its obligations under any Operative Document.

     SECTION 6. RENEWAL OPTIONS; SALE, RETURN AND PURCHASE OPTIONS.

     (a) RENEWAL OPTION. Subject to the consent of Lessor, Agent, and the Participants, which consent may be withheld in such Person's sole, absolute and unreviewable discretion, Lessee shall have the right, at its option, to request the Lessor, Agent and Participants to renew all (but not less than all) of the Lease Supplements for such period as may be agreed upon but in no event less than 2 years (the "RENEWAL TERM") commencing immediately following the expiration of the Basic Term. In order to exercise such option, Lessee shall give irrevocable notice thereof to Lessor, Agent and the Participants not less than three hundred sixty-five (365) days prior to the end of the Basic Term or current Renewal Term, and no Lease Default or Lease Event of Default shall have occurred and be continuing at the time of exercise. Any such request shall be subject to each Participant's then existing credit approval criteria, delivery of satisfactory Appraisals and such other conditions as each Participant, in its sole discretion, may then require. Lessor, Agent and the Participants shall respond to Lessee's request within forty-five (45) days after receipt of Lessee's notice, which notice shall specify the 45-day response period and the 10 Business Day request period described in this Section 6(a). If Lessor, Agent or the Participants fail to respond to Lessee's request within such time period, Lessee's request shall be deemed to be disapproved. If the Renewal Term is approved by Lessor, Agent and the Participants, Lessee shall continue to pay Rent, including Basic Rent (upon the terms agreed to by the Lessee, Agent, and the Participants for the Renewal Term), during the Renewal Term on each Payment Date occurring during the Renewal Term. All of the provisions of this Lease shall remain in effect during the Renewal Term. Within 10 Business Days after Lessee's request for renewal, the Agent will request renewal of the Participants (including Agent or any Affiliate), but none of the Lessor, Agent and Participants shall have any obligation hereunder or under the Operative Documents to consent to Lessee's request for any Renewal Term, no reasonableness standard shall be implied, assumed or deemed to exist and such consent may be withheld in such Person's sole and absolute discretion, for any reason or for no reason. In the event that one or more Participants fails to consent to the Lessee's request for the Renewal Term, the Agent shall be permitted (but shall have no obligation) to replace any Non-Consenting Participant in the manner set forth in Section 6(c)(3)(ii) of the Participation Agreement, mutatis mutandis. If the Renewal Term is applicable, Lessee shall maintain in effect throughout the Renewal Term all insurance policies that it has maintained in effect prior to the Renewal Term for which the Lessor, Agent, Trust or Participants were beneficiaries, including all insurance required by Section 12 hereof.

     (b) PURCHASE OPTION. Lessee will have the right, at its option, to purchase all (but not less than all) of the Sites then subject to the Lease Supplements (on the Expiration Date) at a price equal to the Lease Balance (the "PURCHASE OPTION"). In order to exercise the Purchase Option, Lessee shall give irrevocable notice thereof to Lessor no later than 365 days prior to the applicable Expiration Date. If Lessee shall have elected to purchase the Sites on the Expiration


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Date, Lessor shall, upon the payment in full of the Property Balance, and all accrued but unpaid Rent and Break Costs, if any, plus all other amounts and Supplemental Rent then due and payable, promptly (i) pay to the Lenders amount equal to their Loan Balances and obtain the release and discharge of the Lender Mortgage with respect to the Sites, (ii) obtain a reassignment by Agent to Lessor of all of the interest, rights and privileges assigned to Agent pursuant to Assignments of Lease and Rents made in connection with the Sites and (iii) transfer by quitclaim deed (or quitclaim ground lease assignment) all of Lessor's right, title and interest in and to the applicable Sites to Lessee or its designee, without recourse or warranty (except as to the absence of Lessor Liens and the Lien of the Mortgages), re-assign to the Construction Agent, any Construction Documents with respect to such Sites previously assigned by the Construction Agent, to Lessor and assign to Lessee or its designee the interests, property, rights and privileges originally assigned by Lessor to the Agent by means of the Assignment of Leases and Rents (other than with respect to the Operative Documents). Lessee, at its option, may assign its right to exercise the Purchase Option by notice thereof to Agent and Lessor; provided that (i) Lessee shall be bound by any exercise of the Purchase Option by the assignee, (ii) such assignee shall be bound by the provisions of this Section 6 applicable to the Purchase Option, and (iii) no such assignment shall release Lessee from its obligations under this Section 6 and, without limitation, Lessee shall remain primarily liable to Lessor for the payment of all amounts due under this Section 6 in respect of the Purchase Option.

     (c) SALE OPTION. Subject to the fulfillment of each of the conditions set forth in Section 6(d)(2) below, Lessee may cause all (but not less than all) of the Sites subject to the Lease Supplements to be sold no more than 30 days prior to the Expiration Date for cash to a purchaser or purchasers not affiliated in any way with Lessee (the "SALE OPTION"); provided that each Land Interest and the Improvements thereon shall be sold to the same Person or Persons and all Sites shall be sold to one or more Persons in the same transaction. In the event Lessee timely elects the Sale Option, on the day on which the sale of the Land Interests and the Improvements thereon are consummated, Lessee will pay as Supplemental Rent to Lessor the amounts determined in accordance with Section 6(d)(3) until the Property Balance and all other amounts payable under the Operative Documents have been paid in full.

     In the event that the Lessee timely exercises the Sale Option, if the Participants determine in good faith that they will not be paid in full pursuant to the Sale Option (taking into account all amounts payable under Section 6(d)(3)(iii) below, or the Lessee delivers a Loss Bid Notice in accordance with
Section 6(d)(3) below, the Lessor may, at its option, at any time prior to the closing of such sale, in lieu of the Lessee causing the sale of the applicable Sites, elect to receive payment of the Applicable Percentage Amount for each of those Sites, plus 100% of the Land Interest Lease Balance, plus all Supplemental Rent then due and payable and upon receipt of such payment in full of those amounts terminate this Lease and the Lease Supplements with respect to the applicable Sites. If Lessor so requires, Lessee shall execute and deliver to Lessor documents in form and substance satisfactory to Lessor releasing Lessee's interest in the Sites. Lessee (at its expense) may provide documents for execution and delivery by Lessor evidencing the termination of this Lease in form and substance satisfactory to Lessor.


                                       9                  Master Lease Agreement

     (d) CONDITIONS FOR SALE OF THE SITES.

          (1) In the event that the Sale Option is exercised by Lessee, Lessee shall cause all (but not less than all) of the Sites to be sold in accordance with the procedures set forth in this Section 6(d). In order to exercise the Sale Option, Lessee shall give notice of its election to exercise the Sale Option not later than three hundred sixty-five (365) days prior to such Expiration Date, which exercise shall be irrevocable, and any failure of Lessee to so elect the Sale Option (or the Lessor, Agent, and Participants to have consented to the Renewal Term) shall be deemed an election to exercise the Purchase Option pursuant to Section 6(b). If Lessee has exercised the Sale Option, during the period commencing on the earlier of (i) the date of notice of Lessee's election to exercise the Site Option and (ii) three hundred sixty-five (365) days prior to the Expiration Date, Lessee, on behalf of Lessor, shall use best commercial efforts, as nonexclusive agent for Lessor, to obtain the highest cash bids for the purchase of each of the Sites and, in the event it receives any bid, Lessee shall, within five (5) Business Days after receipt thereof and at least twenty (20) Business Days prior to the Expiration Date, certify to Lessor and Agent in writing the amount and terms of such bid, and the name and address of the party or parties (who shall not be Lessee or any Affiliate of Lessee or any Person with whom Lessee has an understanding or arrangement regarding the future use of the Sites by Lessee or such Affiliate, but who may be Lessor, Agent or any Participant, any Affiliate thereof or any Person contacted by a Lender) submitting such bid. Lessee will keep Agent promptly informed of the material terms of any proposed bid.

          (2) The Lessee's effective exercise and consummation of the Sale Option with respect to the Sites shall be subject to the due and timely fulfillment of each of the following provisions as to such Sites as of the dates set forth below.

               (i) Not later than one hundred eighty (180) days prior to the Expiration Date (or such earlier date as practicable after a qualified and serious potential buyer has requested it), the Lessee shall deliver to the Lessor an Environmental Audit for all of the Sites. Such Environmental Audit shall be prepared by an environmental consultant selected by the Lessor in the Lessor's discretion and shall contain conclusions satisfactory to the Participants as to the environmental status of all of the Sites. If any such Environmental Audit indicates any exceptions, unless waived by the Required Participants the Lessee shall have also delivered not less than ninety
          (90) days prior to the Expiration Date for the applicable Site or Sites a Phase Two environmental assessment by such environmental consultant and a written statement by such environmental consultant indicating that all such exceptions have been remedied in compliance with Applicable Law.


                                       10                 Master Lease Agreement

               (ii) No Lease Event of Default or Lease Default shall have occurred and be continuing on the date of the exercise of the Sale Option, and no Lease Event of Default shall have occurred at any time from and including the date of exercise to and including the date on which the consummation of the sale of all of the Sites pursuant to the Sale Option shall occur. Specifically, without limitation, the insurance described in Section 12(c)(i) and all other insurance required to be maintained by the Lessee pursuant to the Operative Documents shall be in full force and effect at all times to and including the date on which the consummation of the sale of all of the Sites pursuant to the Sale Option shall occur.

               (iii) Upon surrender of all of the Sites at the Expiration Date or the consummation of the sale of any such Site of, (i) the Sites shall be in the condition required by Sections 9 and 11 (as the case may be) and (ii) the Lessee shall have completed or caused to be completed in all material respects all Improvements in accordance with the assumptions contained in and as described in the Appraisal delivered pursuant to Section 9(c)(2) of the Participation Agreement.

               (iv) Lessee shall, as nonexclusive agent for the Lessor, use its best commercial efforts to obtain the highest cash purchase price for all of the Sites. The Lessee will be responsible for engaging brokers on behalf of the Lessor and making all of the Sites available for inspection by prospective purchasers. The Lessee shall promptly upon request permit inspection of all of the Sites and any property records by the Lessor, any Participant and any potential purchasers, and shall otherwise do all things necessary to sell and deliver possession of all of the Sites to any purchaser.

               (v) Lessee shall use its best commercial efforts to procure bids from one or more bona fide prospective purchasers to purchase all of the Sites. No such purchaser shall be the Lessee, or any Affiliate of the Lessee.

               (vi) In connection with any such sale of all of the Sites, the Lessee will provide to the purchaser all "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens which representation and warranty shall be provided by Lessor and the Certificate Holders as to the absence of Lessor Liens attributable to it) and the condition of all of the Sites as are customarily given by the Lessee in connection with sales of its real property in the states where such Sites are located. Lessee shall have obtained, at its cost and expense, all required Governmental Actions and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of all of the Sites. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens.

               (vii) Lessee shall pay directly, and not from the sale proceeds, the Environmental Audit required by clause (i), the Appraisal required by clause (viii), the Lessee's attorneys' fees, and all costs associated with any repairs, modifications or improvements as specified in the applicable sale contract to the


                                       11                 Master Lease Agreement
          extent negotiated or agreed to by Lessee, and all costs associated with any repairs, modifications or improvements required to put the Property in the condition required by the Operative Documents.

               (viii) On or prior to the closing date of the consummation of the Sites pursuant to the Sale Option, the Lessee will deliver to the Lessor an Appraisal prepared by the Appraiser of all of the Sites, which Appraisal (x) must be reasonably satisfactory to the Participants, and (y) will establish (by the use of appraisal methods reasonably satisfactory to the Participants) the Fair Market Sales Value of the Land and the Fair Market Sales Value of the Improvements for all of the Sites as of the Expiration Date. Notwithstanding the foregoing, if, prior to receipt of such Appraisal, the Participants determine in good faith that they will not be paid in full upon consummation of the sale of the Sites under this Section 6(d), or the Lessee delivers a Loss Bid Notice (whichever is earlier), the Participants may, within thirty (30) days thereafter, engage the Appraiser to determine such Fair Market Sales Value of the Land and Fair Market Sales Value of the Improvements and to deliver such Appraisal to the Participants and the Lessee within ninety (90) days after the engagement of such Appraiser. In either case, the Appraiser will be instructed to assume that all of the Sites are in the condition required by and has been maintained in accordance with this Master Lease. The Agent shall use the Fair Market Sales Value of the Land and the Fair Market Sales Value of the Improvements as determined pursuant to this clause (viii) to allocate the gross sales proceeds of the Sites sold (the "PROCEEDS") between the Land ("LAND PROCEEDS") and Improvements ("IMPROVEMENTS PROCEEDS") in the same ratio that the Fair Market Sale Value of the Land bears to the Fair Market Sale Value of the Improvements, each such value being as determined by the Appraisal obtained in accordance with this clause (viii).

          (3) In the event that Lessee contemplates accepting any bid which, upon payment of all amounts under this Section 6(d)(3), including all amounts payable under clause (iii) of this Section 6(d)(3), shall result in any portion of the aggregate of all Site Balances for all Sites or any other amount due under the Operative Documents remaining outstanding after the application of the Proceeds as provided in Section 5(d) of the Participation Agreement (a "LOSS BID"), Lessee shall notify Agent and Lessor in writing (a "LOSS BID NOTICE") of such fact and the calculation thereof prior to accepting any such Loss Bid; and in the event of such Loss Bid, any Participant may submit a bid to Lessee not later than thirty (30) days after the date of such Loss Bid Notice from Lessee. On or before the applicable Expiration Date, so long as no Lease Event of Default or Lease Default shall have occurred and be continuing, and subject to the release of the Liens with respect to the Sites under the Mortgages:

               (i) Lessee shall transfer all of Lessee's right, title and interest in the Sites, or cause the Sites to be transferred, to the bidder(s), if any, which shall have submitted the highest bid therefor at least twenty (20) (or, in the case of a Participant, any Affiliate thereof or Person contacted by a Participant, five (5))


                                       12                 Master Lease Agreement

          Business Days prior to such applicable Expiration Date, in the same manner and in the same condition and otherwise in accordance with all the terms of this Lease;

               (ii) subject to prior or concurrent payment by Lessee of all amounts due under clause (iii) of this sentence, Lessor shall obtain from the Agent a release of the Lender Mortgage and Assignment of Leases and Rents made in connection with the Sites being sold pursuant to the Sale Option and shall, without recourse or warranty (except as to the absence of Lessor Liens), transfer by quitclaim deed Lessor's right, title and interest in and to the Sites for cash to such bidder(s);

               (iii) Lessee shall simultaneously pay or cause to be paid to Lessor in immediately available funds an amount equal to the sum of:
          (p) all unpaid Basic Rent due on or prior to the applicable Expiration Date, and all Supplemental Rent due on or prior to such date and any other amounts due and payable by Lessee to Lessor, Agent and each Lender; plus (q) the Proceeds of the Sites sold; provided, however, that if the Land Proceeds or the Improvements Proceeds shall exceed the aggregate of the Land Interest Lease Balances or the Improvements Lease Balances, respectively, for all Sites, the excess shall be held by the Agent as security for all obligations of the Lessee under this Lease and the other Operative Documents, including (without limitation) all amounts theretofore or thereafter due under clause
          (iv) with respect to the sale of Sites; plus (r)(1) if the Land Proceeds payable under clause (q) shall be less than the aggregate of Land Interest Lease Balances for all Sites, the Land Interest Deficiency Amount and (2) an amount equal to the aggregate of the Applicable Percentage Amounts for all such Sites; and

               (iv) (iv) if the aggregate amount received by the Lessor pursuant to clauses (iii)(q) or (iii)(r) shall be less than (x) the aggregate of the Land Interest Lease Balances or (y) the sum of the Improvements Lease Balances, and amounts payable under Section 5(d)(iv) First of the Participation Agreement, the Lessor shall be permitted to withdraw the amount of such deficiency from any security then or thereafter held pursuant to the proviso to clause (iii)(q).

               (v) All amounts held by the Lessor from time to time as security pursuant to clause (iii)(q), subject to application for amounts due under this clause (iv), may be invested by the Lessor in Permitted Investments selected from time to time by the Lessee, with all interest earned thereon being held as additional security and available for application in accordance with this clause (iv); provided, however, that upon the occurrence of a Lease Event of Default, such amounts may be applied in whole or in part by Lessor as a full or partial cure of any such Lease Event of Default.

               (vi) The "APPLICABLE PERCENTAGE" for the Texas Property shall be 83.3% and for any other Sites shall be based upon the Applicable Percentage set forth in the Lease Supplement applicable to such Site, and shall be determined in


                                       13                 Master Lease Agreement
          accordance with the definition thereof in Appendix A to the Participation Agreement. The Applicable Percentage for each Site (other than the Texas Property) shall be determined by the Agent on or about the Site Acquisition Date for such Site other than the Texas Property or as soon thereafter as Lessor obtains sufficient information to make a determination for financial accounting purposes and shall be set forth in the Lease Supplement or another written instrument satisfactory to Agent and Lessee; provided that the Applicable Percentage for each Site will be determined as the percentage which will result in the Applicable Percentage Amount for such Site being the greatest amount which would not cause the present value as of the applicable Site Acquisition Date of the minimum lease payments (including, without limitation, such Applicable Percentage Amount) applicable to such Site, as determined in accordance with GAAP, to equal or exceed ninety percent (90%) of the Fair Market Sales Value of the applicable Site after Construction of the Improvements on such Site. The Applicable Percentage for any Site shall in no event be less than eighty-percent (80%).

     (e) EARLY TERMINATION. Lessee shall have the option to purchase some or all (but not less than all of the Sites for which Completion has occurred) of the Sites (i) at any time prior to the last year of the Basic Term, or (ii) during the final year of the Term if Agent has served Lessee with a notice of Default, for an amount equal to, without penalty, the aggregate of all Site Balances for all such Sites being purchased; provided that in the case of (i) above the Lessee shall have given not less than sixty (60) days' advance notice of such purchase, and in the case of (ii) above Lessee shall have given not less than 10 days notice from receipt of such notice of Default. On the date of such purchase, Lessee shall also pay all other amounts then due under the Lease and the other Operative Documents with respect to such Sites, including, without limitation, accrued but unpaid Rent and Break Costs, if any, with respect to the Sites plus all other amounts, fees and expenses then due and payable under the Operative Documents, whether or not applicable to such Sites.

     (f) EXERCISE OF OPTIONS; FAILURE TO ELECT. In order to exercise any of its options under this Section 6 (other than clause (e)), Lessee shall give irrevocable notice to Lessor within the specified time periods or if no time period is specified not less than 365 days prior to the applicable Expiration Date, that Lessee intends to exercise one of the options provided in this
Section 6 and specifying such option. If Lessee elects the Sale Option, during the first 180 days after such election, Lessee may elect to purchase the Property, provided, however, that (i) Lessee must commence remarketing upon delivery of its first election of the Sale Option and (ii) Lessee must pay the reasonable expenses of the Participants incurred during such period. If Lessee shall fail to deliver such notice in the time required or if Lessee has elected to request the Renewal Term and the Lessor, Agent, and Participants have not consented thereto prior to 365 days prior to the end of the Basic Term, Lessee shall be deemed to have elected the Purchase Option pursuant to Section 6(b). Lessee's election (or deemed election) of the Purchase Option will be irrevocable at the time it is made (or deemed made). If Lessee has elected the Sale Option under Section 6(c) or if the Lessor, Agent and the Participants have consented to the Renewal Term upon mutually agreeable terms and conditions, such option shall be automatically revoked and such election shall be deemed of no effect if, on or after the date Lessee elects such option (and, in the case of a Renewal Term, before the commencement of the applicable Renewal Term),


                                       14                 Master Lease Agreement
there exists or occurs a Lease Event of Default or Lease Default or Lessee shall fail in any manner fully to comply with this Section 6, in which case Lessee shall be automatically deemed to have elected the Purchase Option pursuant to
Section 6(b).

     (g) RETURN OF SITES. Unless the Sites shall have been transferred to Lessee or its assignee or designee pursuant to Section 6(b) or 6(e), Lessee shall, on the expiration of the Lease Term, and at its own expense, transfer the Sites (together with the reports described in this Section 6(g) and Section 9(f) relating thereto) to the independent purchaser thereof pursuant to Section 6(c), free and clear of all Liens other than Permitted Exceptions and Lessor Liens, in as good condition as it was on the Site Acquisition Date and on the date of completion of the Improvements thereon (as modified by Alterations permitted by this Lease), ordinary wear and tear excepted, and in compliance with all Applicable Laws and Insurance Requirements and the other requirements of Section 9 (and in any event without (x) any asbestos installed or maintained in any part of the Site (except asbestos which is not friable and which complies with Applicable Law and prudent industry standards for asbestos), (y) any polychlorinated byphenyls (PCBs) in, on or used, stored or located at the Site, and (z) any other Hazardous Substance (other than petroleum products to be sold in the ordinary course of business and which are properly stored in tanks which are not leaking and which tanks and which petroleum product storage comply with Applicable Law and prudent industry standards for petroleum product storage and new petroleum product storage tanks)). Lessee shall cooperate with the independent purchaser of the Site in order to facilitate the ownership and operation by such purchaser of the Site after the applicable Expiration Date, including providing all books, reports and records regarding the maintenance, repair and ownership of the Site and all know-how, data and technical information relating thereto, granting or assigning all licenses necessary for the operation and maintenance of the Site and cooperating in seeking and obtaining all necessary Governmental Actions. Lessee shall have also paid the total cost for the completion of all Alterations commenced prior to the expiration of the Lease Term. The obligation of Lessee under this Section 6 shall survive the expiration or termination of this Lease. Unless Lessee shall have exercised or been deemed to have exercised its option to purchase the Sites, not less than 90 days prior to the expiration of the Lease Term, Lessor shall at Lessee's expense be entitled to perform such investigations, including obtaining title insurance, surveys and reports of engineers and other experts as to the condition and state of repair and maintenance required by this Section 6(g) and as to the compliance with Environmental Laws applicable to the Site, as it deems appropriate. Lessee, at its sole cost and expense, shall cause the repair or other remediation of any discrepancies between the actual condition of the Site and the condition required under the Lease, such repair or remediation to be completed not later than the Expiration Date. Lessee, at Lessor's reasonable expense, shall provide Lessor with an asbestos survey of the Sites which is dated not more than 30 days prior to the date of the proposed return date.

     (h) FAILURE OF LESSEE TO SELL SITES. If Lessee shall exercise the Sale Option and shall fail to sell all of the Sites on or before the Expiration Date in accordance with and subject to the provisions of Section 6(d) and 6(f) such failure shall be deemed to be an Event of Default hereunder unless Lessee exercises and consummates the Purchase Option as to any unsold Sites on or before the Expiration Date. In such an event, Lessor hereby waives, for purposes of this Section 6(h) only, the requirement of not less than 365 days prior notice under Section 6(b).


                                       15                 Master Lease Agreement

     (i) EXCESSIVE USE INDEMNITY. In the event that any Sites are sold under the Sale Option and only to the extent that any portion of the aggregate of all Site Balances for all Sites remains outstanding after application of all Proceeds payable to Lessor in connection with such Sale Option, Lessee will in accordance with the general indemnity set forth in Section 14 of the Participation Agreement indemnify and hold harmless the Lessor against (i) extraordinary use, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with all Applicable Laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement, or any other cause or condition within the power of the Lessee to control or effect resulting in the Improvements failing to be used for their intended purposes (excepting in each case ordinary wear and tear), or (ii) any Alteration made to, or any rebuilding of, any Property or any part thereof by the Lessee, or (iii) any restoration or rebuilding carried out by the Lessee including, without limitation, in connection with any Casualty or Condemnation, or (iv) any use of the Property or any part thereof by the Lessee other than as permitted by the Lease and any applicable Ground Lease, or (v) any decrease in the value of the applicable Sites arising out of the excessive use of such Sites, failure to maintain such Sites, modifications or restorations which reduce the value of such Sites, or any other condition of such Sites within the control of Lessee, as determined by an independent appraiser chosen by the Lessor and retained at Lessee's expense, or (vi) Lessee's sale of such Sites without the prior written consent of Lessor, for less than its actual Fair Market Sales Value as of the applicable Expiration Date as set forth in the Appraisal as provided in Section 6(d)(viii).

     SECTION 7. NON-INTERFERENCE AND WARRANTIES OF THE LESSOR AND THE LESSEE.

     (a) QUIET ENJOYMENT. Notwithstanding any other provision of this Lease, so long as no Lease Event of Default shall have occurred and be continuing, as between the Lessee and the Lessor, the Lessee shall have the exclusive right to possession and control of all the Sites, subject, however, to (i) the rights of the Construction Agent to have possession and control of any Construction Portion of any Site during the Construction Period, (ii) the rights of Arco under the Arco Lease, and, (iii) the rights of any tenants under any Interim Term Permitted Leases. Neither Lessor nor any Person acting or claiming by, through or under Lessor will take any action that shall interfere with the peaceful and quiet enjoyment of or the use or nonuse of any Site by the Lessee in accordance with the terms hereof, it being understood and agreed by the parties hereto that this Section 7(a) shall not be impaired by the Certificate Holders' or the Lessor's breach of any covenant, agreement or condition contained in any Operative Document to which such Person is a party, or any misrepresentation or breach of warranty by such Person or, to the maximum extent permitted by Applicable Law, the bankruptcy or insolvency of any such Person or the appointment of a trustee, receiver, liquidator, custodian or other similar official with respect to such Person or any substantial part of such Person's property.

     (b) LIMITATION. THE COVENANT SET FORTH IN SECTION 7(a) HEREOF SHALL NOT BE DEEMED TO HAVE MODIFIED IN ANY RESPECT THE OBLIGATIONS OF THE LESSEE PURSUANT TO
SECTION 5 HEREOF, WHICH OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL.

     (c) LESSEE WARRANTIES AND DISCLAIMER OF LESSOR WARRANTIES. THE LESSEE REPRESENTS, WARRANTS, ACKNOWLEDGES AND AGREES THAT ON EACH SITE


                                       16                 Master Lease Agreement

ACQUISITION DATE THE LESSEE SHALL BE DEEMED TO HAVE REPRESENTED, WARRANTED, ACKNOWLEDGED AND AGREED WITH RESPECT TO THE SITES BEING LEASED ON SUCH DATE THAT
(I) SUCH SITES ARE OF THE SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY THE LESSEE, (II) THE LESSEE IS SATISFIED THAT SUCH SITES ARE SUITABLE FOR ITS PURPOSES, (III) NEITHER THE LESSOR NOR THE CERTIFICATE HOLDERS ARE MANUFACTURERS OR DEALERS IN PROPERTY OF SUCH KIND AND (IV) SUCH SITES ARE LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS AND GOVERNMENTAL REGULATIONS AND IN THE SAME STATE AND CONDITION AS AND WHEN TITLE TO SUCH SITES WAS FIRST CONVEYED, TRANSFERRED AND ASSIGNED TO THE LESSOR, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE LESSOR OR THE CERTIFICATE HOLDERS, EXPRESS OR IMPLIED, AS TO THE TITLE, MERCHANTABILITY, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, OPERATION, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, ABSENCE OF LATENT DEFECTS OR FITNESS FOR USE OF SUCH SITES (OR ANY PART OF ANY THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH SITES (OR ANY PART OF ANY THEREOF) ALL OF WHICH WARRANTIES ARE EXPRESSLY DISCLAIMED BY THE LESSOR, AND THE LESSEE HEREBY ACKNOWLEDGES AND ACCEPTS SUCH DISCLAIMER. It is agreed that except as expressly provided herein all risks incident to the matters discussed in the preceding sentence, as between the Lessor and the Certificate Holders, on the one hand, and the Lessee, on the other, are to be borne solely and entirely by the Lessee. The provisions of this paragraph have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by the Lessor and the Certificate Holders, express or implied, with respect to the Sites, or any part thereof, whether arising pursuant to the Uniform Commercial Code or any similar law now or hereafter in effect, or otherwise. So long as no Lease Event of Default has occurred and is continuing, the Lessor authorizes the Lessee, at the Lessee's expense, to assert for the Lessor's account in the Lessee's name or, to the extent necessary, in the Lessor's name during the Lease Term, all of the Lessor's rights under any applicable seller's, manufacturer's or contractor's warranty and the Lessor agrees to cooperate with the Lessee (at Lessee's cost and expense) in asserting such rights. Any amount received by the Lessee as payment under any such warranty shall be applied to restore the Sites to the condition required by Section 9 hereof and any excess shall be paid to the Lessee, unless a Lease Default or a Lease Event of Default, has occurred and is continuing in which event such excess shall be paid to the Lessor as collateral for the Lessee's obligations under the Operative Documents. Upon an waiver of or cure of any such Lease Default or Lease Event of Default, Lessor will pay any such excess not expended to cure such Lease Default or Lease Event of Default to Lessee.

     SECTION 8. LIENS; EASEMENTS.

     (a) TITLE DEFECTS. The Lessee will not directly or indirectly create, incur, assume or suffer to exist any Title Defect on or with respect to any of the Sites or any part thereof, the Lessor's title thereto or any interest of the Lessor therein and the Lessee will promptly, at its own expense, take such action as may be necessary to remove or discharge any such Title Defect provided, however, that Lessee shall not be required to take any such action with respect to any


                                       17                 Master Lease Agreement

Title Defect arising or resulting from any affirmative action by Lessor, Agent, or any Participant which action or failure to act is not expressly permitted by the Operative Documents.

     (b) PERMITTED LIENS. The Lessee will not directly or indirectly create any Liens, other than Permitted Liens, on or with respect to any of the Sites or any part thereof, the Lessor's title thereto or any interest of the Lessor therein, and the Lessee will promptly, at its own expense, take such action as may be necessary to remove or discharge any such Lien.

     (c) NO LESSOR CONSENT OR LIABILITY. Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Site or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR, ANY LENDER NOR THE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A SITE OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR, THE AGENT, ANY LENDER OR ANY PARTICIPANT IN AND TO ANY SITE.

     (d) EASEMENTS. At the request of Lessee, Lessor shall, from time to time after the Interim Period and upon at least thirty (30) days' prior notice from Lessee, and receipt of the materials specified in the next succeeding sentence, consent to and join in any (i) grant of easements, licenses, rights of way, party wall rights and other rights in the nature of easements (other than public utility easements which do not adversely affect the Fair Market Sales Value of the Site), with or without consideration, (ii) release or termination of easements, licenses, rights of way, party wall rights or other rights in the nature of easements (other than public utility easements which do not adversely affect the Fair Market Sales Value of the Site) which are for the benefit of a Site or any portion thereof, with or without consideration, (iii) dedication or transfer of portions of a Site, not improved with a building, for road, highway or other public purposes, with or without consideration, (iv) execution of petitions to have a Site or any portion thereof annexed to any municipal corporation or utility district, (v) execution of agreements for the use and maintenance of common areas, for reciprocal rights of parking, ingress and egress and amendments to any covenants and restrictions affecting a Site or any portion thereof, with or without consideration, (vi) request to any Governmental Authority for platting or subdivision or replatting or resubdivision approval with respect to a Site or any portion thereof or any parcel of land of which a Site or any portion thereof forms a part or a request for any variance from zoning, (vii) creation of a governmental special benefit district for public improvements and collection of special assessments in connection therewith, in lump sum or installments, and (viii) execution and delivery of any instrument appropriate to confirm or effect such grant, release, dedication, transfer request or such other matter, document or proceeding. Lessor's obligations pursuant to the preceding sentence shall be subject to the requirements that:

          (1) any such action shall be at the sole cost and expense of Lessee, and Lessee shall pay all reasonable out-of-pocket costs of Lessor, Agent and the Lenders in connection therewith (including, without limitation, the


                                       18                 Master Lease Agreement
               reasonable fees of attorneys (including allocated costs of internal counsel of Lessor and Agent, architects, engineers, planners, appraisers and other professionals retained by Lessor, Agent, or the Lenders in connection with any such action);

          (2) Lessee shall have delivered to Lessor a certificate of a Responsible Employee of Lessee stating that:

               (i) such action will not cause the Site or any portion thereof to fail to comply in any respect with the provisions of the Lease or any other Operative Documents and in any material respect with all Applicable Laws and in any respect with all Insurance Requirements (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements);

               (ii) all Governmental Actions required prior to such action have been obtained, and all filings required prior to such action have been made;

               (iii) such action will not result in any material down-zoning of the Site or any portion thereof or a material reduction in the maximum density or development rights available to the Site under all Applicable Laws;

               (iv) this Lease and Lessee's obligations hereunder shall continue in full force and effect, without abatement, suspension, deferment, diminution, reduction, counterclaim, set off, defense or deduction;

               (v) such action will not materially reduce the Fair Market Sales Value, or residual value of the Site or Lessor's interest therein; and

               (vi) such action will not impose or create any liability or obligation on Lessor;

          (3) all consideration received in connection with such action shall be paid to Lessee;

          (4) no Lease Default or Lease Event of Default shall have occurred and be continuing;

          (5)  any such action within the scope or intent of clauses (v) and
               (vi) of the first paragraph of this Section 8(d) which will remain in effect and encumber any Site or will in any other manner affect or be binding upon Lessor after expiration or earlier termination of the Lease Term shall be subject to the prior written consent of Lessor (which consent shall not be unreasonably withheld); and

          (6) in the case of any release or conveyance, if Lessor so requests, Lessee will cause to be issued and delivered to Lessor by the title insurance company an endorsement to the Title Policy pursuant to which the title insurance


                                       19                 Master Lease Agreement
               company agrees that its liability for the payment of any loss or damage under the terms and provisions of the Title Policy will not be affected by reason of the fact that a portion of the real property referred to in Schedule A of the Title Policy has been released or conveyed by Lessor.

     SECTION 9. MAINTENANCE AND OPERATION; COMPLIANCE AND USE; REPLACEMENT PARTS; IMPROVEMENTS; EQUIPMENT AND FIXTURES; INSPECTION.

     (a) MAINTENANCE AND OPERATION. The Lessee shall operate, maintain in good order and repair (ordinary wear and tear excepted), inspect, service and repair the Sites in accordance with the most comprehensive of (i) standards applicable to prudent operators in the industry, (ii) maintenance and operating standards as shall be applied by the Lessee with respect to comparable or similar property owned, leased or operated by the Lessee in the United States, (iii) Applicable Laws and Insurance Requirements or policies (to the extent such insurance policies expressly require certain maintenance, repair or overhaul activities) and (iv) with respect to asbestos, maintain throughout the Term an "O&M program" and maintain accurate and complete records regarding such program, which records shall be available to Lessor both upon request and at the end of the Term. Throughout the Lease Term, the possession, service, repair, overhaul, operation and maintenance of the Sites shall be at the sole risk and expense of the Lessee.

     (b) USE. Subject to the provisions of Section 13 hereof, the Sites will at all times (i) be used solely in the conduct of the Lessee's business or the business of permitted sublessee or subtenants on any of the Sites, including the business of Arco under the Arco Lease, and the lessees, if any, under Interim Term Permitted Leases, and (ii) be and remain in the possession and control of the Lessee or a permitted sublessee of the Lessee.

     (c) REPLACEMENT PARTS. The Lessee, at its own cost and expense, will promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use or which may be required to maintain the quality of the relevant Site. All replacement parts are hereinafter called "REPLACEMENT PARTS".

     In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, the Lessee may, without consent of the Lessor, at its own cost and expense, remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that the Lessee shall, at its own cost and expense, replace such Parts as promptly as practicable. All Replacement Parts shall be free and clear of all Liens (except Permitted Liens), and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from any of the Sites shall remain the property of the Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to and become a part of the Sites and which meet the requirements for Replacement Parts specified above. Immediately upon any Replacement Part becoming incorporated or installed in or attached to and becoming a part of any of the Sites as above


                                       20                 Master Lease Agreement
provided, without further act, (i) title to the removed Part shall thereupon vest in the Lessee, free and clear of all rights of the Lessor, and all Lessor Liens and shall no longer be deemed a Part hereunder, (ii) title to such Replacement Part shall thereupon vest in the Lessor, and (iii) such Replacement Part shall become subject to this Lease and be deemed part of the Sites for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Site. The Lessee may transfer Parts from one Site to another in a manner consistent with the foregoing and its normal operating practices so long as the Site from which the transfer was made meets the standards set forth in clause (z) of Section 9(d) and such transfer does reduce by more than a de minimis amount the Fair Market Sales Value, and residual value of such Site immediately prior to such transfer, assuming such Site was then in the condition required to be maintained by the terms of this Lease, and such Site after the transfer meets the requirements of Applicable Law and all Insurance Requirements.

     (d) IMPROVEMENTS. So long as no Lease Event of Default shall have occurred and be continuing, the Lessee may, without the prior written consent of the Lessor, but solely at the Lessee's expense, affix, install or make any Nonseverable Improvement or Severable Improvement as the Lessee may deem desirable in the proper conduct of its business, provided such Improvement (w) does not diminish the Fair Market Sales Value, and residual value of any such Site below the Fair Market Sales Value, and residual value thereof immediately prior to the making, affixing or installing of such Improvement, assuming such Site was then in the condition required to be maintained by the terms of this Lease, (x) is made in accordance with all Applicable Laws and all Insurance Requirements (if any), (y) shall not cause the Site to become "limited use" property as contemplated by the Rev. Proc. 76-30 and (z) mitigate, remedy or remove all asbestos exposed by such Improvement.

     Subject to a Permitted Contest, the Lessee shall, at its expense, make such Improvements to the Sites ("MANDATORY Alteration") as may be required from time to time to meet the requirements of any Applicable Law or of any Governmental Authority having jurisdiction, or any applicable insurance policy, provided, that in the event a Mandatory Alteration is required to meet the requirements of any Applicable Law or of any Governmental Authority having jurisdiction over that Site, the Lessee may make such Mandatory Alteration without regard to any decreases in the Fair Market Sales Value, or residual value of the applicable Sites, but only in the event that the Lessee has minimized to the maximum extent possible any such decrease in Fair Market Sales Value, or residual value.

     (e) TITLE TO IMPROVEMENTS AND ALTERATIONS. Title to each Nonseverable Improvement shall, upon installation or affixation to the respective Sites, vest in the Lessor (if not theretofore vested in the Lessor) and thereupon such Nonseverable Improvement shall become a part of the Site for all purposes hereof and become subject to this Lease.

     Title to any Severable Improvement (other than a Severable Improvement which the Lessor has financed) shall remain in, and be acquired at the expense of, the Lessee. The Lessee may remove any Severable Improvement (other than a Severable Improvement which the Lessor has financed or a Severable Improvement with respect to which the Lessee has received notice of the Lessor's intent to purchase) as of the Expiration Date, so long as any damage caused by such removal shall have been repaired at the cost and expense of the Lessee. If the Lessee has not irrevocably exercised (during the appropriate exercise period) the Purchase Option under this


                                       21                 Master Lease Agreement

Lease, the Lessor shall have the right upon thirty (30) days' prior notice to the Lessee to purchase for its Fair Market Sales Value any Severable Improvement which is remaining on any Site on the Expiration Date or any Renewal Term thereof. Upon the Lessor's purchase of any Severable Improvement, the Lessee, at the sole cost and expense of the Lessor, shall furnish the Lessor with (i) a full warranty bill of sale or a deed (or other or additional instrument as may be necessary pursuant to Applicable Law) in form and substance reasonably satisfactory to the Lessor, conveying title thereto to the Lessor and (ii) such other documents as the Lessor may reasonably request. The Lessor may, upon thirty (30) days' prior notice, require the Lessee to remove, at the Lessee's expense, any Severable Improvement which is remaining on the Site upon the applicable Expiration Date.

     (f) INSPECTION. Upon not less than five (5) days' advance notice to the Lessee (unless a Lease Default or Lease Event of Default shall have occurred and be continuing, any of the Lessor, Agent, the Lenders or the Certificate Holders and their authorized representatives, at their respective sole cost, risk and expense (including, without limitation, the risk of personal injury unless a Lease Event of Default shall have occurred and be continuing in which event at the sole cost, risk and expense of the Lessee), shall have the right to inspect the Sites from time to time during normal business hours and any financial and operating records and contracts directly relating to the Sites, and to make copies and take extracts therefrom, and to discuss with officers of Lessee familiar with the affairs, finances and operations of the Lessee specifically as the same relate to the Sites. No inspection pursuant to this section shall interfere in any material respect with the use, operation or maintenance of the Sites or the normal conduct of the business of the Lessee or that of the applicable sublessee. No Person entitled to make any inspection or inquiry referred to in this Section 9(f) shall have any duty to make any such inspection or inquiry, or shall incur any obligation or liability by reason of not making any such inspection or inquiry. Lessee shall keep maintenance and repair reports in sufficient detail, and as customary for owners of commercial real estate, to indicate the nature and date of major work done. Such reports shall be kept on file by Lessee at its offices during the Lease Term, and shall be made available to Lessor and any prospective purchaser upon reasonable request.

     (g) EQUIPMENT AND TRADE FIXTURES. The Lessee may provide, install and maintain all additional equipment and trade fixtures (together with any substitution therefor or alteration thereof) which were not a Part or a part of the Sites as originally constituted which the Lessee deems reasonably required to enable it to conduct its business. All such equipment and trade fixtures (other than equipment and trade fixtures required by Applicable Law or Insurance Requirements (if any), or which are Nonseverable Improvements) shall remain the property of the Lessee and if no Lease Event of Default exists may be removed by the Lessee at any time prior to the Expiration Date; provided that (1) such removal does not cause the Site to become "limited use" property and (2) any damage from such removal shall be repaired by the Lessee prior to the applicable Expiration Date in a manner reasonably satisfactory to the Lessor.

     SECTION 10. PLANS AND SPECIFICATIONS.

     The Lessee shall maintain throughout the Lease Term such plans and specifications as are customarily maintained by prudent owners and operators of like property. Other than those Sites which shall have been transferred to the Lessee pursuant to the terms hereof, upon the return of possession of any Site to Lessor at the Expiration Date (or any early termination of the


                                       22                 Master Lease Agreement

Lease Term), the Lessee shall deliver to the Lessor or to the Lessor's designee a complete set, current as of the date of such expiration (including Parts incorporated, installed or attached or any Improvement made within 60 days prior to the date of such expiration), of any plans, specifications and manuals in the Lessee's possession or control with respect to the Sites.

     SECTION 11. LOSS OR DESTRUCTION.

     (a) EVENT OF LOSS. Subject to Section 3.2 of the Construction Agency Agreements, upon the occurrence of an Event of Loss with respect to any Site, the Lessee shall notify the Lessor thereof (describing in reasonable detail the circumstances relating to such Event of Loss) within forty-five (45) days of the date thereof and the Lessee shall purchase (in accordance with the terms set forth in Section 6(b) hereof) such Site on the date specified in such notice (which date shall be at least ten days after such notice but in no event later than the earlier of (A) sixty (60) days after the date of the occurrence of such Event of Loss, and (B) the applicable Expiration Date). Lessor shall convey such Site to Lessee pursuant to the preceding sentence shall be pursuant to a quit claim conveyance, on an as is, where is basis (without recourse, representation or warranty, express or implied, except that such Site is free and clear of any Lessor Liens and the Lien of the Mortgages) upon payment to Lessor of a price equal to the Site Balance determined as of the date of such purchase, together in each case with any Rent then due (including any Rent theretofore accrued and remaining unpaid with respect to all Sites) to and including such date of payment. The Lessee shall pay all transfer taxes and other out-of-pocket costs and expenses incurred in connection with such purchase and shall reimburse each Person entitled thereto for the reasonable expenses incurred by such Person in connection with the actions taken pursuant to this paragraph (a). Upon payment of all amounts required to be paid by the Lessee to the Lessor pursuant to this paragraph (a), the Lease Term shall terminate in respect of such Site and the obligation of the Lessee to pay Basic Rent for such Site due and payable after (but not on or before) such date of payment shall cease.

     (b) CASUALTY, CONDEMNATION OR REQUISITION OF USE NOT CONSTITUTING EVENT OF LOSS. Lessee shall notify the Lessor within ten days of the occurrence of a Casualty, Condemnation or Requisition of Use with respect to any one or more Sites which does not constitute an Event of Loss (describing in reasonable detail the circumstances relating thereto) which is reasonably estimated to result in a cost to repair, rebuild or restore the applicable Sites or gives rise to a claim under any insurance required to be maintained hereunder in excess of $500,000 for any single event or $2,500,000 in the aggregate for all events during the Lease Term. In the case of a Casualty, Condemnation or Requisition of Use with respect to any Site which does not constitute an Event of Loss, such Casualty, Condemnation or Requisition of Use shall not terminate this Lease with respect to such Site and each and every obligation of the Lessee with respect thereto shall remain in full force and effect. Without limiting the foregoing, in the event of such a Casualty, Condemnation, the Lessee shall promptly and diligently rebuild and restore so that the Site has the same Fair Market Sales Value, and residual value as immediately prior to such Casualty, Condemnation or Requisition of Use, assuming such Site was then in the condition required to be maintained by the terms of this Lease and mitigate, remedy or remove any asbestos exposed by such Casualty, Condemnation or Requisition of Use. For any Casualty, Condemnation or Requisition of Use not constituting an Event of Loss, subject to Section 5.3 of the Construction Agency Agreement, so long as no Lease Default and no Lease Event of Default shall have occurred and be continuing, the Lessee shall be entitled to all sums


                                       23                 Master Lease Agreement
attributable to the period such Sites are subject to this Lease received by Lessor, Agent, any Participant or Lessee (1) pursuant to any insurance policy maintained pursuant to this Lease by reason of any such Casualty, or (2) by virtue of any Condemnation or Requisition of Use; provided, however, that (i) in the event of any Casualty, Condemnation or Requisition of Use during the Construction Period (unless the Required Majority Participants have made the election set out in the proviso to Section 3.2 of the Construction Agency Agreement shall be applicable, in which case, the provisions of such proviso shall supercede this provision), all such proceeds shall be held by Agent and disbursed during the course of rebuilding or restoration in accordance with procedures required by Agent, and (ii) in the event of a Casualty, Condemnation or Requisition of Use occurring during the Basic Term or any Renewal Term, if such proceeds are greater than or equal to $5,000,000, all such proceeds shall be held by Agent and disbursed during the course of rebuilding or restoration in accordance with procedures required by Agent.

     (c) AWARDS AND INSURANCE PROCEEDS IN AN EVENT OF LOSS. All condemnation awards, insurance proceeds, damage payments and other moneys received by the Lessee or the Lessor on account of any Event of Loss, shall be applied as follows: FIRST, to the payment of the Site Balance and all other amounts due the Lessor, if not theretofore paid by the Lessee, or if theretofore paid to reimburse the Lessee for the payment thereof; and SECOND, to the Lessee.

     (d) RISK OF LOSS; NO RELEASE OF OBLIGATIONS. Except as provided in this
Section 11, the Lessee shall bear the risk of loss and shall not be released from its obligations hereunder in the event of any damage to or destruction of the Sites or any part thereof or any Event of Loss relating thereto during the Lease Term and prior to the return of the Sites in accordance with this Lease.

     (e) APPLICATION OF AWARDS AND INSURANCE PROCEEDS NOT RELATING TO AN EVENT OF LOSS. Payments received by the Lessor (other than proceeds of insurance carried by the Lessor at its own expense pursuant to Section 12(c)) or by the Lessee from any Governmental Authority, insurer or other Person (plus the amount of any payments which would have been due from an insurer but for the Lessee's
(x) failure to maintain any required insurance (y) self-insurance in lieu of required insurance or (z) policy deductibles) with respect to any Casualty, Condemnation, theft or Requisition of Use not constituting an Event of Loss, shall be paid to (or retained by) the Lessee for the purpose of repair, rebuilding or restoration of the applicable Sites.

     (f) APPLICATION DURING LEASE DEFAULT. Notwithstanding the foregoing provisions of this Section 11, if a Lease Default or a Lease Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Lessee pursuant to this Section 11 shall be held, and may be invested by the Lessor in Permitted Investments selected from time to time by the Lessee, as security for the obligations of the Lessee under this Lease until such time thereafter as no such event shall be continuing, unless this Lease theretofore shall have been declared in default pursuant to Section 15, in which event such amount may be applied in accordance with the provisions of Section 16. At such time as no such event is continuing, all such amounts at the time held by the Lessor in excess of the amount, if any, that the Lessor shall have elected to apply to obligations of the Lessee under the Operative Documents shall be paid to the Lessee.


                                       24                 Master Lease Agreement

     SECTION 12. INSURANCE.

     (a) COVERAGE. The Lessee shall maintain in effect at all times following the Site Acquisition Date with respect to all Sites, at the Lessee's own expense, with insurers of recognized responsibility, at least the following types and amounts of insurance: (i) "all risk" (including coverage for flood, all buildings during Construction and other construction risks otherwise covered by "Builders Risk" insurance) coverage in amounts no less than $75,000,000 per loss for damage to or destruction of real property and the resulting loss of rental income and extra operating expenses combined, and having a deductible of no more than $100,000 per loss (property insurance shall include coverage for real property that is in the course of construction, improvement, or renovation of the Sites); and (ii) broad form commercial general liability and umbrella or excess liability coverage with total combined single limits for bodily injury and property damage of not less than $50,000,000 per occurrence and in the aggregate, and with deductibles or self-insured retentions which are not more than the deductibles (in no event to exceed $100,000) or self-insured retentions maintained by the more stringent of (x) prudent operators of similar facilities in the industry and (y) the Lessee on similar owned or leased assets.

     On the date hereof and on each anniversary hereof, Lessee shall furnish Lessor with evidence of such insurance. All insurance policies carried in accordance with this Section 12 shall be maintained with insurers rated at least A/X by A.M. Best & Company, and in all cases the insurer shall be licensed in the State of Texas or the state in which the Site is located, as applicable.

     (b) ADDITIONAL INSUREDS; NOTICE. Any policies of liability insurance carried in accordance with this Section and any policies taken out in substitution or replacement for any such policies (i) shall include the Certificate Holders, the Lessor, the Agent, the Lenders, and the Trustee (in both its corporate and individual capacities) (the "ADDITIONAL INSUREDS"), as their respective interests shall appear, as additional insureds, (ii) shall be endorsed to require the insurer to provide the Additional Insured at least 30 days advance written notice of any cancellation or adverse material change,
(iii) shall provide that the insurers shall waive any rights of subrogation against the Additional Insureds and (iv) shall provide that the Additional Insureds shall have no obligation or liability for payment of any premiums, commissions, calls or assessments.

     Each liability policy (i) shall be primary without right of contribution from any other insurance which is carried by the Additional Insureds to the extent that such other insurance provides contingent and/or excess insurance with respect to their respective interests as such in the Sites, and (ii) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

     (c) OTHER INSURANCE. (i) If Lessee elects to obtain residual value insurance (whether in connection with the Documentation Date or thereafter), such insurance shall be reasonably satisfactory to the Agent and name the Lessor as the insured and the Agent as the loss payee. (ii) In the event that the Lessee shall fail to maintain insurance as herein provided, any Additional Insured or loss payee, as


                                       25                 Master Lease Agreement
applicable, may at its sole option provide such insurance and, in such event, the Lessee shall, upon demand, reimburse such Additional Insured or loss payee, as applicable, as Supplemental Rent, for the reasonable cost thereof, without waiver of any other rights such Additional Insured or loss payee, as applicable, may have. Nothing in this Lease shall be construed to prohibit the Lessor from insuring the Sites or its interest therein at its own expense and for its exclusive benefit in an amount in excess of that required to be maintained by the Lessee hereunder, provided that such excess insurance in no way increases the cost or limits the availability of any insurance required to be maintained by the Lessee hereunder.

     SECTION 13. SUBLEASE; ASSIGNMENT.

     (a) SUBLEASE. The Lessee may not sublease the Property or any Site without the prior written consent of the Lessor, unless (A) no Lease Default or Lease Event of Default shall have occurred and be continuing at the inception of the sublease, and (B) the sublessee shall not be insolvent or bankrupt at the inception of the sublease. No sublease shall be permitted hereunder unless the rights of the sublessee thereunder are expressly subject and subordinate to this Lease and the rights of the Lessor in the Site and the sublessee agrees to attorn to Lessor. No sublease, or other relinquishment of the possession of any of the Sites, shall in any way discharge or diminish any of the Lessee's obligations hereunder and under the other Operative Documents. Unless the Lessee shall have previously delivered irrevocable notice of exercise of the Purchase Option set forth in Section 6(b), no sublease shall extend beyond the applicable Expiration Date with respect to such Site.

     As additional security to Lessor for the performance of Lessee's obligations under this Lease, Lessee hereby assigns to Lessor and grants to Lessor a security interest (subject and subordinate to the Loan Documents) in all of Lessee's right, title and interest in and to the Arco Lease, to any Interim Term Permitted Leases and to all subleases of all or any portion of any Site now or hereinafter in effect (collectively, "THIRD PARTY LEASES" and individually, a "THIRD PARTY LEASE"; and any lessee under any Lease together with any assignee of any such lessee pursuant to an assignment permitted by such Lease or by Lessee, is herein called a "THIRD PARTY LEASE") and all rents and other sums payable to Lessee under each Third Party Lease, but Lessor shall have no obligation to perform, and Lessee shall not by reason of such assignment be relieved of its obligation to perform, any of Lessee's covenants or agreements under this Lease or covenants or agreements of Lessee, as sublessor, under any such Third Party Lease. Lessee shall have the right to collect and enjoy all rents and other sums of money payable under any Third Party Lease in accordance with the provisions of Section 2.9(c) of the Construction Agency Agreement; provided that, during any period for which a Lease Event of Default has occurred and is continuing, Lessor, upon ten (10) days' prior notice to Lessee, if no injunction or order prohibiting the same obtained by or on behalf of Lessee shall be in effect, shall be entitled thereafter to collect such rents and other sums and shall apply all rents and such other sums collected in accordance with
Section 5(d) of the Participation Agreement. Prior to the occurrence of a Lease Event of Default, Lessee shall have the right to modify, extend, amend or terminate any or all of the Third Party Leases.

     No Third Party Lease hereafter entered into shall be made by Lessee unless it contains a provision substantially as follows:

     "Lessee hereunder agrees that this Lease is subject and subordinate to the lease under which the lessor hereunder occupies the Property (the "Overlease", and the lessor and its


                                       26                 Master Lease Agreement
     successors in interest thereunder being herein called the "Overlandlord") and that lessee hereunder will, upon the request of the Overlandlord (or its Lender), attorn to the Overlandlord (or its Lender) and pay the Overlandlord (or its Lender) all of the rents and other monies required to be paid by the lessee under this Lease, and perform all of the terms, covenant, conditions and obligations contained in this Lease; provided that , as a condition to and if Overlandlord (or its Lender) requests such attornment by lessee, the Overlandlord (and if its Lender requires such attornment, then also such Lender) shall agree to recognize lessee hereunder, and this Lease shall continue as a direct lease between lessee and Overlandlord (or such Lender, its successors or assigns, if it or such successor or assign becomes the owner of the Property) upon all of the terms and conditions hereof; and provided, further that in no event shall Overlandlord (or any successor owner of the Property) have any obligation to perform any obligation of the lessor hereunder with respect to obligations of the lessor accruing prior to the date that Overlandlord (or such successor owner of the Property) becomes the lessor hereunder, and that any obligations of Overlandlord (or such successor owner of the Property) hereunder arising after such date shall be without recourse to Overlandlord (or such successor owner of the Property), other than the interest of Overlandlord (or such successor owner of the Property) in the property demised by this Lease. The term "Lender" shall initially mean the holder of any mortgage or deed of trust or similar lien against the Property from Overlandlord or its predecessor in interest, but upon any judicial or non-judicial foreclosure sale or deed in lieu thereof, "Lender" shall mean the purchaser at such sale or transferee by deed in lieu thereof."

     Notwithstanding anything else to the contrary in this Master Lease, Lessee shall not cause or permit any of the following: (a) the Property, or any interest or estate therein or any part thereof, to be sublet, (b) its interest in this Master Lease to be assigned, or (c) any other transaction to be entered into by Lessee or by any Sublessee (or its subtenants), if such Lease, assignment or transaction would result in all or any part of the Property being treated as "tax-exempt use property" within the meaning of section 168(h) of the Code.

     (b) ASSIGNMENT. The Lessee may not assign all or any portion of its interest in this Lease, the Sites or any Site, without the prior written consent of the Lessor, to any Person other than an Affiliate of the Lessee, and in the event of an assignment to an Affiliate of the Lessee, only if, and to the extent that the Lessee shall have previously delivered to the Lessor, an instrument in form and substance satisfactory to the Lessor guaranteeing the Affiliate's obligations and confirming the Lessee's continuing primary liability for all of the Lessee's obligations, hereunder and under the other Operative Documents notwithstanding any such assignment.

     (c) LICENSES. The Lessee may enter into license agreements in connection with any Site pursuant to which it licenses the use of a part of the Site during the Lease Term, provided such license agreements are subordinate to this Lease and that Lessee gives Agent notice of such license agreements and a copy of each such license agreement.


                                       27                 Master Lease Agreement

     SECTION 14. GRANT OF MORTGAGE AND DEED OF TRUST.

     (a) GRANT OF MORTGAGE AND DEED OF TRUST AND SECURITY INTEREST. Title to each Site shall remain in Lessor, as security for the obligations of Lessee hereunder and under each of the other Operative Documents to which it is a party, until such time as Lessee shall have fulfilled all of its obligations hereunder and under such other Operative Documents. Lessee hereby mortgages, conveys, warrants, assigns, grants and pledges to Lessor for the benefit of Agent and the Lenders a mortgage and security interest in and Lien against all of Lessee's right, title and interest, whether now or hereafter existing or acquired, in the Sites and proceeds therefrom, to secure the payment and performance of all obligations of Lessee now or hereafter existing under this Lease or any other Operative Document. Lessee shall, at its expense, do any further act and execute, acknowledge, deliver, file, register and record any mortgages or further documents which Lessor or any Lender may reasonably request in order to protect its title to and perfected Lien in the Sites, subject to no Liens other than Permitted Liens, and Lessee's rights and benefits under this Lease. Lessee shall promptly and duly execute and deliver to Lessor such mortgages and other documents and assurances and take such further actions as Lessor or any Lender may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Lease and the other Operative Documents, to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder and thereunder, and to establish, perfect and maintain the right, title and interest of Lessor in and to the Sites, subject to no Lien other than Permitted Liens, or of such mortgages, financing statements or fixture filings or other documents with respect hereto as Lessor or any Lender may from time to time reasonably request, and Lessee agrees to execute and deliver promptly such of the foregoing mortgages, financing statements and fixture filings or other documents as may require execution by Lessee. Upon Lessee's request, Lessor shall at such time as all of the obligations of Lessee under this Lease or any other Operative Documents have been indefeasibly paid or performed in full (other than Lessee's contingent obligations, if any, under Sections 13 and 14 of the Participation Agreement) execute and deliver releases, termination statements and other appropriate documentation reasonably requested by Lessee, all at Lessee's expense, to evidence Lessor's release of its Lien against the Sites.

     SECTION 15. LEASE EVENTS OF DEFAULT.

     The term "Lease Event of Default", wherever used herein, shall mean any of the following events (and any of the following occurring with respect to any Lease Supplement shall result in a Lease Event of Default with respect to all Lease Supplements (whatever the reason for such Lease Event of Default and whether it shall be voluntary or involuntary, or come about or be effected by operation of law, or be pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

     (a) The Lessee shall fail to make (i) any payment of Basic Rent, Site Balance, Applicable Percentage Amount or Construction Failure Payment when due and such failure shall continue for a period of five (5) days after such payment shall become due or (ii) any other payment of Rent or of any other amount payable hereunder or under any of the other Operative Documents within five (5) days after notice of such default shall have been received by the Lessee from the Lessor.


                                       28                 Master Lease Agreement

     (b) The Lessee shall fail to carry and maintain insurance on or with respect to the Sites in accordance with the provisions of Section 12 hereof or the Lessee shall fail to observe and comply with the provisions of Section 8(I)(c)(16) of the Participation Agreement or any other insurance provided by the Lessee to the Lessor or the Agent on or after the Documentation Date (including under Section 12(c)(i)) shall fail to be in full force and effect at any time.

     (c) The Lessee shall fail to perform or observe in any material respect any other covenant, condition or agreement to be performed or observed by it under this Lease or any other Operative Document, or in any other document or certificate delivered pursuant to any thereof, and such failure shall continue for thirty (30) days after notice thereof shall have been given by the Lessor to the Lessee; provided that if such failure is capable of being cured, if the Lessee shall promptly commence to cure such failure and thereafter prosecute the curing thereof with diligence, the time within which such failure may be cured shall be extended to no later than the earlier of (i) the Expiration Date, and
(ii) one hundred eighty (180) days after such notice.

     (d) Any representation or warranty made by the Lessee in any Operative Document or in any other document or certificate delivered pursuant to any thereof shall prove to have been untrue or inaccurate in any material respect when such representation or warranty was made or given, and shall remain material and untrue or inaccurate and shall not have been cured within thirty
(30) days after notice thereof was received by the Lessee from the Lessor or the Certificate Holders, provided that if such failure is capable of being cured, if the Lessee shall promptly commence to cure such failure and thereafter prosecute the curing thereof with diligence, the time within which such failure may be cured shall be extended to no later than the earlier of (i) the expiration of the Basic Term or the Renewal Term, as the case may be, and (ii) ninety (90) days after such notice.

     (e) (i) The Lessee or the Parent Guarantor shall not pay, or shall generally be unable to pay or shall admit in writing its inability to pay, its debts generally as they come due; or (ii) the Lessee or the Parent Guarantor shall consent to the appointment of a receiver, trustee, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of itself or a substantial part of its property, or shall make a general assignment for the benefit of creditors, or the Lessee or the Parent Guarantor shall take any corporate action in furtherance of the foregoing.

     (f) The Lessee or the Parent Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law (as now or hereafter in effect), or the Lessee or the Parent Guarantor shall consent to the entry of an order for relief in an involuntary case under any such law, or the Lessee or the Parent Guarantor shall take any corporate action in furtherance of the foregoing.

     (g) An order, judgment or decree shall be entered by any court having jurisdiction in the premises for relief in respect of the Lessee or the Parent Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law (as now or hereafter in effect), or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Lessee or the Parent Guarantor or for any substantial part of the property of the Lessee or the Parent Guarantor, or sequestering any substantial part of the property of the Lessee or the Parent Guarantor, or ordering the winding up or liquidating of the affairs of the Lessee or the


                                       29                 Master Lease Agreement

Parent Guarantor, (and any such order, judgment or decree shall remain in force undismissed, unstayed or unvacated for a period of ninety (90) days after the date of entry thereof).

     (h) A petition against the Lessee or the Parent Guarantor in a proceeding under applicable bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within ninety
(90) days thereafter, or if, under the provisions of any law providing for reorganization or liquidation of corporations which may apply to the Lessee or the Parent Guarantor, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Lessee or the Parent Guarantor or of any substantial part of the property of the Lessee or the Parent Guarantor and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of ninety (90) days.

     (i) [Reserved]

     (j) Any obligation of the Parent Guarantor in respect of any Material Indebtedness now or hereafter outstanding shall become due by its terms whether by acceleration or otherwise and shall not be paid, extended or refunded or any default or event of default shall occur in respect of any such obligation and shall continue for a period of time sufficient to cause or permit the acceleration of maturity thereof, or the Parent Guarantor shall fail to pay any Swap Payment Obligations in excess of $25,000,000.00 when due and payable (whether by acceleration or otherwise), unless the Parent Guarantor is contesting such Swap Payment Obligation in good faith by appropriate proceedings and has set aside appropriate reserves relating thereto to accordance with GAAP; provided that in the case of any guaranties, endorsements and other contingent obligations in respect of any such obligation for borrowed money of an entity other than the Parent Guarantor (all of the foregoing being herein called "Accommodation Guaranty Indebtedness"), a default with respect to any evidence of Accommodation Guaranty Indebtedness of the Parent Guarantor or under any agreement under which any such evidence of Accommodation Guaranty Indebtedness may be outstanding shall constitute a Lease Event of Default hereunder only if there shall have been a default in the performance by the Parent Guarantor of its obligations with respect to such Accommodation Guaranty Indebtedness and such default shall continue for more than 30 days after a holder or beneficiary of such Accommodation Guaranty Indebtedness shall have demanded the performance of such obligation.

     (k) Final judgment for the payment of money in excess of $25,000,000.00 shall be rendered against the Parent Guarantor and the same shall remain undischarged for a period of 60 days during which the judgment shall not be on appeal or execution thereof shall not be effectively stayed.

     (l) The Parent Guarantor shall assert that the Parent Guaranty is not in full force and effect or such Parent Guaranty shall cease to actually be in full force and effect for a period of 15 days.

     (m) The Lessee shall assert that the Structural Guaranty is not in full force and effect or such Structural Guaranty shall cease to actually be in full force and effect for a period of 15 days.


                                       30                 Master Lease Agreement

     (n) The Lessee shall exercise the Sale Option and shall fail to sell all of the Sites or purchase all such Sites on or before the applicable Expiration Date for such Sites.

     SECTION 16. REMEDIES.

     If any Lease Event of Default shall have occurred and be continuing, then and in every such case, (i) in the case of a Lease Event of Default set forth in paragraphs (e), (f), (g) and (h) of Section 15 hereof, this Lease shall be in default without further act or notice of any kind (all of which are hereby waived), and for all purposes hereof and of the other Operative Documents, the occurrence of any such Lease Event of Default shall be deemed to be a declaration of default hereunder, and (ii) in the case of any other Lease Event of Default, the Lessor may, at its option, declare this Lease to be in default by notice to such effect given to the Lessee, and in either case at any time thereafter, the Lessor may exercise one or more of the following remedies, as the Lessor in its sole discretion shall lawfully elect:

     (a) the Lessor may require that the Lessee, and the Lessee shall upon receipt of a written demand of the Lessor, purchase all of the Sites forthwith in the manner and subject to the conditions required by, and otherwise in accordance with all the provisions of, Section 6(b) and 9 hereof.

     (b) Lessor may demand that the Lessee, and the Lessee shall upon receipt of a written demand of the Lessor, deliver all of the Sites promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 6(g) hereof as if such Sites were being returned on the expiration of the Lease Term and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith; or the Lessor may enter upon such Sites and take immediate possession of (to the exclusion of the Lessee) the Sites by summary proceedings or otherwise, all without liability to the Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

     (c) the Lessor may sell all or any part of the Sites at public or private sale, as the Lessor may determine, in a commercially reasonable manner, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent provided in paragraph (e) of this Section if the Lessor shall elect to exercise its rights thereunder), in which event the Lessee's obligation to pay Basic Rent hereunder for such Sites for periods commencing after the date of such sale and assignment shall terminate (except to the extent that Basic Rent is to be included in computations under paragraph (d) of this
Section if the Lessor shall elect to exercise its rights thereunder);

     (d) the Lessor may hold, keep idle or lease to others all or any part of the Sites as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any periods with respect to such action or inaction, except that the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the Lessee shall have been deprived of use of the Sites pursuant to this paragraph (d) shall be reduced by the net proceeds, if any, received by the Lessor from leasing the Sites to any Person other than the Lessee for the same period or any portion thereof;


                                       31                 Master Lease Agreement

     (e) the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraph (a), (b), (c) or (d) of this Section with respect to the Sites, demand that, after ten (10) days' prior notice to the Lessee, the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, (for the purposes of this Section 16(e), the "PAYMENT DATE"), (A) any unpaid Basic Rent due hereunder on or prior to such Payment Date (except Basic Rent with respect to the Sites designated as an advance payment for a period commencing on or after such Payment Date) plus (B) all other amounts then due and payable by the Lessee hereunder or under any other Operative Document, plus (C) as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent with respect thereto due and payable after such Payment Date) an amount equal to the Property Balance;

     (f) the Lessor may exercise any of its rights and remedies under the grant of mortgage and security interest set forth in Section 14 hereof including foreclosure of such mortgage and security interest on Lessee's right, title and interest in the Sites; and

     (g) the Lessor may terminate this Lease or may exercise any other right or remedy which may be available to it under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof; provided, that any termination of the Lease pursuant to the exercise of any such rights and remedies shall not in any way be deemed to be a release or a waiver by the Lessor of the Lessee's obligation to pay the sums provided to be paid by the Lessee under this Section.

     No termination of this Lease, in whole or in part, or repossession of all or any part of the Sites or exercise of any remedy under this Section shall, except as specifically provided herein, relieve the Lessee of any of its liabilities and obligations hereunder, all of which shall survive such termination, repossession or exercise of remedy. In addition, the Lessee shall be liable, except as otherwise provided herein, for any and all accrued and unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by the Lessor, the Certificate Holders, Agent, Lenders or any of them, by reason of the occurrence of any Lease Event of Default or the exercise of the Lessor's remedies with respect thereto, and including all costs and expenses of whatsoever kind incurred in connection with the return of the Sites in the manner and condition required by, and otherwise in accordance with the provisions of Section 6 hereof as if the Sites were being returned at the end of the Lease Term. At any sale of any of the Sites or any part thereof pursuant to this Section, the Certificate Holders, Agent and Lenders may bid for and purchase such property.

     To the extent permitted by, and subject to the mandatory requirements of, Applicable Law, and except as otherwise expressly provided in this Section, each and every right, power and remedy herein specifically given to the Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Lessor, and the exercise or the


                                       32                 Master Lease Agreement
beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Lessor in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, remedy or power or be construed to be a waiver of any default on the part of the Lessee or to be an acquiescence therein. No express or implied waiver by the Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default.

     Each Lease Supplement shall contain a provision by which Lessee grants to Lessor or a trustee, in trust, with power of sale, or grants a mortgage lien to Lessor in, all of Lessee's right, title and interest in and to the Sites subject to each such Lease Supplement and, upon the occurrence of a Lease Event of Default, granting Lessor the power and authority, after fulfillment of certain conditions, to cause the trustee to sell, or foreclose its mortgage lien against, the Sites.

     SECTION 17. RIGHT TO PERFORM FOR LESSEE.

     If the Lessee fails to make any payment of Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, the Lessor, the Agent, any Lenders or the Certificate Holders may make such payment or perform or comply with such agreement, without any notice to or demand upon the Lessee, in each case without waiving any default hereunder or releasing the Lessee from any obligation; provided, that any such payment or performance by the Lessor, the Agent, any Lenders or the Certificate Holders shall not constitute a cure of such Lease Event of Default. The amount of such payment and the amount of the reasonable expenses incurred in connection with such agreement, as the case may be, together with interest thereon at the Overdue Rate from the date of such payment, shall constitute Supplemental Rent hereunder, payable within five (5) days after demand to the Agent for the account of the Lessor, the Agent, any Lenders or the Certificate Holders, as the case may be.

     SECTION 18. NOTICES.

     All communications, demands, requests, notices and consents provided for herein shall be given in writing (either by mail, reputable overnight courier, personal delivery or by confirmed telecopy) and shall become effective, if given by personal delivery or telecopier, when given, if given by overnight courier, on the Business Day after the day on which delivery is scheduled to be made by said courier, all fees therefor prepaid, and if given by mail, five (5) days after deposit in the United States mail, with proper postage for first-class mail prepaid, addressed: (a) if to the Lessor, to the Trustee, at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, telecopier number (302) 651-8882, Attention: Corporate Trust Administration (with a copy to the Certificate Holders at their addresses as set forth in the Participation Agreement), and (b) if to the Lessee, at 12404 Park Central Drive, Dallas, Texas 75251, telecopier number 972-340-6100, Attention:
Treasurer; with a copy to Attention: General Counsel, telecopier number 972-340-6085 or at such other address as any party hereto may from time to time designate by notice duly given in accordance with the provisions of this Section to such other parties hereto. Copies of all communications, demands, notices and consents referred to above shall also be sent by the originating party to R.V.I. America Insurance Company, 177 Broad Street, Ninth Floor, Stamford, Connecticut 06901, Attention Tom Cox, Executive Vice President, or at such other address as such Person may from time to time designate by written notice.


                                       33                 Master Lease Agreement

     SECTION 19. SUCCESSORS AND ASSIGNS; ASSIGNMENTS.

     (a) BINDING NATURE. This Lease, including all agreements, covenants, representations and warranties, shall be binding upon and inure to the benefit of, and may be enforced by, (A) the Lessor, Agent, the Lenders and each of their respective successors, permitted assigns and agents, and, where the context so requires, (i) each Indemnitee and (ii) the successors, assigns and agents of such Indemnitee, and (B) the Lessee and its successors and, only to the extent expressly permitted hereby, assigns.

     (b) ASSIGNMENTS BY LESSOR. The Lessor may assign this Lease or any Lease Supplement, together with the related Sites, or all or part of its beneficial interest in the Trust or any trust certificate for security. Such assignment will not release the Lessor from its obligations hereunder or be construed to be an assumption by the assignee of such obligations. Upon request by such assignee, the Lessee will make all payments of Basic Rent and Supplemental Rent payable to Lessor (or specified portions thereof) directly to such assignee; and the Lessee's obligations hereunder shall not be subject to any abatement whatsoever, and shall not be subject to any defense, set off, counterclaim or recoupment whatsoever whether by failure of or defect in the Lessor's title, or any interruption from whatsoever cause in the use, operation or possession of any of the Sites or any part thereof, or any damage to or loss or destruction of the Sites or any part thereof or by reason of any indebtedness or liability, howsoever and wherever arising, of the Lessor to the Lessee or to any other Person or Governmental Authority or for any cause whatsoever, it being the intent hereof that the Lessee shall be unconditionally and absolutely obligated to pay to the assignee all of the Rents hereunder which are the subject matter of the assignment (unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease). The Lessee will not, after obtaining knowledge of any such assignment, consent to any modification of this Lease or the relevant Lease Supplement without the consent of such assignee.

     (c) ASSIGNMENTS BY LESSEE. The Lessee shall not assign, transfer or encumber its leasehold interest or part with the possession of, or suffer or allow to pass out of its possession or control, any of the Sites, except to the extent permitted by Section 13 hereof and Section 8(d)(9) of the Participation Agreement.

     SECTION 20. AMENDMENTS AND MISCELLANEOUS.

     (a) AMENDMENTS, SUPPLEMENTS. Neither this Lease nor any Lease Supplement nor any of the terms hereof or thereof may be amended, supplemented, waived or modified orally or terminated in any manner whatsoever except by written instrument signed by the Lessor and the Lessee.

     (b) SURVIVAL OF AGREEMENTS. All agreements, indemnities, representations and warranties contained in this Lease or in any agreement, document or certificate delivered pursuant hereto following or in connection herewith shall survive the execution and delivery of this Lease and the expiration or other termination of this Lease and shall be considered relied upon by the other party hereto regardless of any knowledge or investigation made by or on behalf of such party.


                                       34                 Master Lease Agreement

     (c) ENFORCEMENT. Any provision of this Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     (d) ENTIRE AGREEMENT. This Lease, together with the other Operative Documents, represents the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any and all prior understandings. This Lease shall constitute an agreement of lease and nothing herein shall be construed as conveying to the Lessee any right, title or interest in or to the Sites, except as lessee only. Each Lease Supplement and this Lease shall constitute a separate lease of the Site subject to such Lease Supplement.

     (e) COUNTERPART EXECUTION. This Lease and each Lease Supplement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each executed counterpart constituting an original and all such counterparts constituting but one and the same agreement; provided, however, that to the extent that this Lease and any Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code) no security interest in this Lease and any Lease Supplement may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the acknowledgment thereof therefor executed by the Agent on or following the signature page hereof and thereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

     (f) GOVERNING LAW. THE OPERATIVE DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE SITES TO WHICH SUCH ESTATES RELATE ARE LOCATED. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THIS LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT ANY LIEN CREATED HEREBY AND THE CREATION AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE SITES ENCUMBERED BY SUCH LIENS ARE LOCATED.


                                       35                 Master Lease Agreement

     (g) SECTIONS, HEADINGS. The headings of the sections and paragraphs of this Lease and the table of contents have been inserted for convenience of reference only and shall not affect the construction or interpretation of this Lease.

     (h) MEMORANDUM OF LEASE. The Lessee and the Lessor may execute a memorandum or short form of this Lease and each Lease Supplement after the execution hereof and thereof, satisfactory in substance and form to the Lessee and the Lessor, for the purpose of recording evidence of this Lease in certain applicable jurisdictions. In the event of any conflict or inconsistency between any such memorandum and this Lease, the terms and provisions of this Lease shall govern.

     (i) FURTHER ASSURANCES. From time to time each of the Lessor and the Lessee shall perform such acts and execute such instruments of further assurance as shall reasonably be requested by the other party hereto to perform or execute for the purpose of carrying out and effectuating this Lease and the intent hereof. The Lessor agrees that upon the sale of any Site by the Lessor to the Lessee in accordance with the terms hereof, the Lessor shall, at the Lessee's expense, execute and deliver such documents or other instruments which are reasonable and necessary or required by this Lease and which are to be prepared, supplied and filed by the Lessee, and take such other action as the Lessee may reasonably request in order to release such Site from the Lease and to obtain the release of such Sites from the Lien of the Mortgage.

     (j) CAPACITY OF TRUSTEE. Wilmington Trust Company is executing this Lease solely as Trustee under the Trust Agreement and not in its individual capacity and in no case whatsoever shall Wilmington Trust Company (or any Person acting as a trustee under the Trust Agreement) be personally liable for, or for any loss in respect of, any of the statements, warranties, representations, agreements or obligations of the Lessor hereunder, as to which the Lessee agrees to look solely to the Trust Estate, except to the extent expressly otherwise provided in the Participation Agreement.

     (k) BUSINESS DAY. If the date on which any payment is to be made pursuant to this Lease or any other Operative Document is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day, and, except as may otherwise be required herein, without any additional amount accruing with respect thereto, with the same force and effect as if made on the date when such payment is due.

     (l) REPRODUCTION OF DOCUMENTS. This Lease, all documents constituting exhibits hereto, and all documents relating hereto received by a party hereto, including, without limitation, (a) amendments, consents, waivers and modifications that may hereafter be executed, (b) documents received by the Certificate Holders in connection with the Lessor's purchase of the Sites, and
(c) financial statements, certificates, and other information previously or hereafter furnished to the Certificate Holders or the Lessor may be reproduced by the party receiving the same by any photographic, photostatic, microfilm or other similar process. Each party hereto agrees and stipulates that, to the extent permitted by law, but subject to the proviso to Section 20(e) hereof, any such reproduction shall be admissible in evidence as the original itself in any


                                       36                 Master Lease Agreement
judicial or administrative proceeding (whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by law, but subject to the proviso to Section 20(e) hereof, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

     (m) ESTOPPEL CERTIFICATES. Each party hereto agrees that at any time and from time to time during the Lease Term, it will promptly, but in no event later than thirty (30) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment letter or letter of intent to purchase the Sites or any part thereof or to purchase any Note), assignee or mortgagee or third party designated by such other party, a certificate stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified, and identifying the modification agreements); the date to which Basic Rent has been paid; in the case of an estoppel certificate to be given by Lessor, whether or not there is any existing default by Lessee in the payment of Basic Rent or any other sum of money hereunder, and whether or not there is any other existing Lease Default or Lease Event of Default with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; in the case of an estoppel certificate to be given by Lessee, whether or not, to the knowledge of Lessee after due inquiry and investigation, there are any purported set offs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of Lessee; and other items that may be reasonably requested; provided that no such certificate may be requested unless the requesting party has a good faith reason for such request. In addition, Lessee, promptly, but in no event later than thirty (30) days after request by any other party hereto, shall obtain and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment letter or letter of intent to purchase the Site or any part thereof or to purchase any Note), assignee, mortgagee or third party designated by such other party, an estoppel certificate from each subtenant under each sublease containing such items as reasonably requested by the party requesting the same; provided that no such certificate may be requested unless the requesting party has a good faith reason for such request.

     (n) NO JOINT VENTURE. Any intention to create a joint venture or partnership relation between Lessor and Lessee is hereby expressly disclaimed.

     (o) NO ACCORD AND SATISFACTION. The acceptance by Lessor of any sums from Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Lessor and Lessee regarding sums due and payable by Lessee hereunder, unless the Required Participants specifically deem it as such in writing.

     (p) NO MERGER. In no event shall the leasehold estate of Lessee hereunder, or the rights and interests of the holder of any Notes secured by a Lien in this Lease, merge with any interests, estates or rights of Lessor in or to the Site, it being understood that such leasehold estate of Lessee hereunder, and the rights and interests of the holder of any Notes secured by a Lien in this Lease, shall be deemed to be separate and distinct from Lessor's interests, estates and rights in or to the Site, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same Person.


                                       37                 Master Lease Agreement

     (q) SUCCESSOR LESSOR. Lessee agrees that, in the case of the appointment of any successor Lessor pursuant to the terms hereof and of the Participation Agreement, such successor Lessor shall, upon notice by such successor Lessor to Lessee, succeed to all the rights, powers and title of Lessor hereunder and shall be deemed to be Lessor for all purposes hereof and without in any way altering the terms of this Lease or Lessee's obligations hereunder. Such appointment and designation of a successor Lessor shall not exhaust the right to any further transfer to any other successor Lessor, but such right may be exercised repeatedly as long as this Lease shall be in effect.

     (r) TRANSFER OF SITES TO LESSEE. Whenever pursuant to any provision of this Lease Lessor is required to transfer the Sites to Lessee or to an independent third party, such transfer shall be made at Lessee's expense by the quitclaim transfer of all of Lessor's right, title and interest in and to the Sites on an "as is, where is, with all faults" basis free and clear of all Lessor Liens, and otherwise without recourse, representation or warranty of any kind, and together with the due assumption by Lessee (or such third party) of, and due release of Lessor from, all obligations relating to the Sites or the Operative Documents. Any provision in this Lease or other Operative Document to the contrary notwithstanding, Lessor shall not be obligated to make any such transfer until Lessor has received all Rent and other amounts due and owing hereunder.

     (s) ENFORCEMENT OF CERTAIN WARRANTIES.

          (1) Unless a Lease Event of Default shall have occurred and be continuing, Lessor authorizes Lessee (directly or through agents), at Lessee's expense, to assert, during the Lease Term, all of Lessor's rights (if any) under any applicable warranty and any other claim that Lessee or Lessor may have under the warranties provided to Lessor in connection with the purchase, of the Sites and the Construction of any Improvements and Lessor agrees to cooperate, at Lessee's expense, with Lessee and its agents in asserting such rights. Any amount recovered by Lessee under any such warranties shall be paid to Lessee to be retained as its property.

          (2) Notwithstanding the foregoing provisions of this Section 20(s), so long as a Lease Event of Default or Lease Default shall have occurred and be continuing, any amount that would otherwise be retained by Lessee pursuant to Section 20(s) shall be paid to Lessor as security for the obligations of Lessee under this Lease, shall be invested by Lessor in accordance with Section 20(t) in Permitted Investments and, if a Lease Event of Default is continuing, may be applied to the obligations of Lessee hereunder, and, at such time thereafter as no Lease Event of Default or Lease Default shall be continuing, such amount and gain thereon shall be paid promptly to Lessee to the extent not previously applied in accordance with the terms of this Lease.

     (t) INVESTMENT OF SECURITY FUNDS. Any amounts not payable to Lessee and paid to or retained by Lessor pursuant to any provision hereof solely because a Lease Event of Default or Lease Default shall have occurred and be continuing or because Lessee shall not have performed in full its obligations under this Lease or the other Operative Documents shall be held


                                       38                 Master Lease Agreement
by Lessor as security for the obligations of Lessee under this Lease and the other Operative Documents. At such time as no Lease Event of Default or Lease Default, or failure to perform shall be continuing, such amounts, net of any amounts previously applied to Lessee's obligations hereunder or under any other Operative Documents, shall be paid to Lessee to be retained as its property. Any such amounts which are held pending payment to Lessee or application hereunder shall be invested by Lessor (or Agent) as directed from time to time in writing by Lessee (provided, however, if a Lease Event of Default has occurred and is continuing it will be directed by Lessor), and at the expense and risk of Lessee, in Permitted Investments. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied from time to time in the same manner as the principal invested. Lessee will promptly pay to Lessor on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment), such amount to be held, paid and applied in the same manner as other amounts subject to this
Section 20(t).

     (u) NATURE OF TRANSACTION.

          (1) It is the intent of the parties hereto that: (i) the transaction contemplated hereby constitutes an operating lease from Lessor to Lessee for purposes of Lessee's financial reporting, (ii) the transaction contemplated hereby preserves ownership in the Sites, including the Equipment, to Lessee for purposes of Federal and state income tax, bankruptcy, commercial law and Environmental Law purposes, (iii) Lessee, pursuant to the Lease, grants a security interest or lien, as the case may be, in the Sites, including the Equipment, and the other Collateral to the Agent and the Participants, (iv) for purposes of Federal and state income tax and bankruptcy purposes, among others, the payment by Lessee of Basic Rent shall be treated as payments of interest, and the payment by Lessee of any amounts in respect of the Property Balance shall be treated as repayments of principal, and
               (v) the Mortgage and Assignment of Leases and Rents create a lien and security interest in the Sites subject to certain limited exceptions. Nevertheless, Lessee acknowledges and agrees that none of Lessor, Agent or any Participant has provided or will provide tax, accounting or legal advice to Lessee regarding the Overall Transaction or made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Documents and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

          (2) Specifically, without limiting the generality of subsection (1) of this Section 20(u), but understanding that the parties' characterization is not the sole determinant of the issue, the parties hereto intend and agree that with respect to the nature of the transactions evidenced by this Lease in the context of the exercise of remedies under the Operative Documents, relating to and arising out of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other


                                       39                 Master Lease Agreement
               applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting Lessee, Lessor or any Participant or any enforcement or collection actions, the transactions evidenced by the Operative Documents are loans made by the Participants as unrelated third party lenders to Lessee secured by the Sites.


                                       40                 Master Lease Agreement

     IN WITNESS WHEREOF, the parties hereto have each caused this Lease Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above set forth.

                                PEROT SYSTEMS BUSINESS TRUST
                                NO. 2000-1, as Lessor

                                By: Wilmington Trust Company, not in its
                                    individual capacity but solely as trustee of
                                    Perot Systems Business Trust No. 2000-1, a
                                    Delaware business trust,

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:         Authorized Officer


                                       41                 Master Lease Agreement

                                PSC MANAGEMENT LIMITED
                                PARTNERSHIP, as Lessee

                                By: PSC GP Corporation, its sole general partner

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                       42                 Master Lease Agreement

                 RECEIPT FOR ORIGINAL EXECUTED COUNTERPART NO. 1

                                      BANK ONE, NA (with its principal office in Chicago, Illinois), as Agent

                                      By:
                                         ---------------------------------------
                                            Gina A. Norris, Managing Director


                                       43                 Master Lease Agreement

                                                                      APPENDIX A
                                                                        TO LEASE


                                   DEFINITIONS






                                  Appendix A-1           Master Lease Supplement

                                    EXHIBIT A

                FORM OF LEASE SUPPLEMENT AND MEMORANDUM OF LEASE

     THIS LEASE SUPPLEMENT AND MEMORANDUM OF LEASE dated __________, _____ (this "Lease Supplement") is between PEROT SYSTEMS BUSINESS TRUST NO. 2000-1, a Delaware business trust, as the Lessor (the "Lessor"), and PSC MANAGEMENT LIMITED PARTNERSHIP, a Texas limited partnership as the Lessee (the "Lessee");

                                   WITNESSETH:

     WHEREAS, the Lessee and the Lessor have heretofore entered into that certain Master Lease Agreement and Mortgage dated as of June 22, 2000 (as amended, supplemented, or otherwise modified from time to time, the "Lease"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Lease; and

     WHEREAS, the Lease provides for the execution and delivery of a Lease Supplement on each Site Acquisition Date substantially in the form hereof for the purpose of confirming the acceptance and lease of certain Sites and setting forth certain other matters, all as required pursuant to the Lease;

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

     1. Delivery and Acceptance. The Lessor hereby delivers and leases to, and confirms delivery and lease to, the Lessee, and the Lessee hereby accepts delivery and leases, and confirms acceptance of delivery and lease, from the Lessor, under the Lease as hereby supplemented, of the Sites listed on Schedule I hereto, subject in the case of the Texas Property to the Arco Lease and any Interim Term Permitted Leases. The term "Site" includes, without limitation, all of the right, title and interest of the Lessor or the Lessee in and to the following and any proceeds (including, without limitation, insurance and condemnation proceeds) thereof:

          (A) the real property described in Schedule 1 attached hereto (the "Land"); all buildings, structures and other improvements now or in the future located on the Land (the "Improvements"; the Improvements and the Land are sometimes collectively referred to herein as the "Property");

          (B) all the estate, right, title, claim or demand whatsoever of the Lessor or the Lessee, in possession or expectancy, in and to the Property or any part thereof;

          (C) all right, title and interest of the Lessor or the Lessee in and to all of the fixtures of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Lessor or the Lessee for the benefit of Lessor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Property (all of the foregoing in this paragraph (C) being referred to as the "Fixtures");


                                      A-1                       Lease Supplement

          (D) all right, title and interest of the Lessor or the Lessee in and to all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Lessor or the Lessee for the benefit of Lessor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Property, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, carpets, storm doors and windows, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, refrigerators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), communication systems (including satellite dishes and antennae), televisions, computers (excluding software), sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description but excluding for all purposes Lessee Property but excluding for all purposes Lessee Property (all of the foregoing in this paragraph (D) being referred to as the "Equipment");

          (E) all right, title and interest of the Lessor or the Lessee in and to all substitutes and replacements of, and all additions and improvements to, the Improvements and the Fixtures and Equipment, subsequently acquired by the Lessor or the Lessee or constructed, assembled or placed by the Lessor or the Lessee on the Land, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further lease, mortgage, conveyance, assignment or other act by the Lessor or the Lessee;

          (F) all right, title and interest of the Lessor or the Lessee in, to and under all books and records relating to or used in connection with the operation of the Property or the Fixtures or any part thereof; and all general intangibles related to the operation of the Improvements now existing or hereafter arising; and

          (G) all right, title and interest of the Lessor or the Lessee in and to (to the extent assignable) (i) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof and (ii) all plans and specifications relating to the Property.

     2. Warranty. The Lessee hereby represents and warrants that no event which would constitute an Event of Loss has occurred and no notice of such Event of Loss has been given to the Lessee or any of its Affiliates with respect to the Sites set forth on Schedule I hereto as of the date hereof. The Lessee hereby reaffirms each of the representations and warranties set forth in Section 8(I) of the Participation Agreement as if made on the date hereof, except to the extent


                                      A-2                       Lease Supplement
any such representation and warranty relates to an earlier date, including that the Sites set forth on Schedule I hereto are free and clear of all Liens other than Permitted Liens.

     3. Lease Term, Applicable Percentage. The term of this Lease Supplement shall commence on the date hereof and end on the expiration of the Lease Term. The Applicable Percentage for the Site is set forth in the appropriate portion of Schedule II.

     4. Title and Condition. The Lessee hereby confirms that on the date hereof it has independently determined to its satisfaction that (i) the Lessor has good and marketable title to the Sites and (ii) a good and valid leasehold interest in and to the Sites has been granted to the Lessee on the date hereof. The Lessee hereby confirms that each Site conforms to specifications, to the extent applicable, is in good working order and repair and without defect in title and that Property, subject to the completion of the Improvements that Lessor and Lessee have agreed will be made or constructed on the Property, is fit for the purpose for which Lessee intends to use the Property, condition, design, operation or fitness for purpose; provided, that nothing contained herein or in the Lease shall in any way diminish or otherwise affect any right which the Lessee or the Lessor may have with respect to the Site, or any portion of it against any seller, contractor, subcontractor, manufacturer or installer thereof or others.

     5. Confirmation. The Lessee hereby confirms its agreement, in accordance with the Lease as supplemented by this Lease Supplement, to pay Rent to Agent, for the benefit of the Lessor, for the Sites leased hereunder. Nothing herein shall reduce the Lessee's obligation to make all other payments required under the Lease, including those payments to be made on the last day of the Lease Term pursuant to Section 6 of the Lease.

     6. Incorporation into Lease. This Lease Supplement shall be construed in connection with and as part of the Lease, and all terms, conditions and covenants contained in the Lease, as supplemented by this Lease Supplement, shall be and remain in full force and effect and shall govern the Sites described in Schedule I hereto.

     7. References. Any and all notices, requests, demands, certificates and other instruments executed and delivered concurrently with or after the execution and delivery of this Lease Supplement may refer to the "Master Lease Agreement and Mortgage and Deed of Trust, dated as of June 22, 2000", or may identify the Lease in any other respect without making specific reference to this Lease Supplement, but nevertheless all such references shall be deemed to include this Lease Supplement, unless the context shall otherwise require.

     8. Recording. The Lessor and the Lessee agree that this Lease Supplement shall be recorded at the Lessee's sole cost and expense (but subject to reimbursement through an Advance pursuant to the Participation Agreement) as required under Section 20(h) of the Lease.

     9. Counterparts. This Lease Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

     10. Nature of Transaction. (A) IT IS THE INTENT OF THE PARTIES HERETO THAT:
(i) THE TRANSACTION CONTEMPLATED HEREBY CONSTITUTES AN OPERATING LEASE FROM THE LESSOR TO THE LESSEE FOR PURPOSES OF THE


                                      A-3                       Lease Supplement

LESSEE'S FINANCIAL REPORTING, (ii) THE TRANSACTION CONTEMPLATED HEREBY PRESERVES OWNERSHIP IN THE SITES, INCLUDING THE EQUIPMENT, TO THE LESSEE FOR PURPOSES OF FEDERAL AND STATE INCOME TAX, BANKRUPTCY AND COMMERCIAL LAW AND ENVIRONMENTAL LAW PURPOSES, (iii) THE LESSEE, PURSUANT TO THE LEASE, GRANTS A SECURITY INTEREST OR LIEN, AS THE CASE MAY BE, IN THE SITES, INCLUDING THE EQUIPMENT, AND THE OTHER COLLATERAL TO THE AGENT AND THE PARTICIPANTS, (iv) FOR PURPOSES OF FEDERAL AND STATE INCOME TAX AND BANKRUPTCY PURPOSES, AMONG OTHERS, THE PAYMENT BY THE LESSEE OF BASIC RENT SHALL BE TREATED AS PAYMENTS OF INTEREST, AND THE PAYMENT BY THE LESSEE OF ANY AMOUNTS IN RESPECT OF THE PROPERTY BALANCE SHALL BE TREATED AS REPAYMENTS OF PRINCIPAL, AND (v) THE MORTGAGE AND ASSIGNMENT OF LEASES AND RENTS CREATE A LIEN AND SECURITY INTEREST IN THE SITES, SUBJECT TO CERTAIN LIMITED EXCEPTIONS. NEVERTHELESS, THE LESSEE ACKNOWLEDGES AND AGREES THAT NONE OF THE LESSOR, AGENT OR ANY PARTICIPANT HAS PROVIDED OR WILL PROVIDE TAX, ACCOUNTING OR LEGAL ADVICE TO THE LESSEE REGARDING THE OVERALL TRANSACTION OR MADE ANY REPRESENTATIONS OR WARRANTIES CONCERNING THE TAX, ACCOUNTING OR LEGAL CHARACTERISTICS OF THE OPERATIVE DOCUMENTS AND THAT THE LESSEE HAS OBTAINED AND RELIED UPON SUCH TAX, ACCOUNTING AND LEGAL ADVICE CONCERNING THE OPERATIVE DOCUMENTS AS IT DEEMS APPROPRIATE.

          (B) SPECIFICALLY, WITHOUT LIMITING THE GENERALITY OF SUBSECTION (A) OF THIS SECTION 10, BUT UNDERSTANDING THAT THE PARTIES' CHARACTERIZATION IS NOT THE SOLE DETERMINANT OF THE ISSUE, THE PARTIES HERETO INTEND AND AGREE THAT WITH RESPECT TO THE NATURE OF THE TRANSACTIONS EVIDENCED BY THIS LEASE SUPPLEMENT IN THE CONTEXT OF THE EXERCISE OF REMEDIES UNDER THE OPERATIVE DOCUMENTS, RELATING TO AND ARISING OUT OF ANY INSOLVENCY OR RECEIVERSHIP PROCEEDINGS OR A PETITION UNDER THE UNITED STATES BANKRUPTCY LAWS OR ANY OTHER APPLICABLE INSOLVENCY LAWS OR STATUTE OF THE UNITED STATES OF AMERICA OR ANY STATE OR COMMONWEALTH THEREOF AFFECTING THE LESSEE, THE LESSOR OR ANY PARTICIPANT OR ANY ENFORCEMENT OR COLLECTION ACTIONS, THE TRANSACTIONS EVIDENCED BY THE OPERATIVE DOCUMENTS ARE LOANS MADE BY THE PARTICIPANTS AS UNRELATED THIRD PARTY LENDERS TO THE LESSEE SECURED BY THE SITES.

     11. Grant of Mortgage and Foreclosure on the Lessee's Estate.(1) The Lessee hereby mortgages, conveys, warrants, assigns, grants and pledges to the Lessor for the benefit of Agent and the Lenders a mortgage and security interest in and Lien against all of the Lessee's right, title and interest whether now or hereafter existing or acquired, in and to the Sites listed on Schedule 1 and, upon the occurrence of a Lease Event of Default, the Lessor shall have the power and authority, after proper notice and lapse of such time as may be required by law, to sell such Sites.


----------
(1)  To be conformed to requirements of local law for each state.


                                      A-4                       Lease Supplement

Upon the Lessor's election to exercise such rights, the Lessor shall take such action in the jurisdictions in which the Sites are located as shall be required or appropriate under the laws of such jurisdictions to foreclose or sell such Sites. The Sites may be sold as a whole or in separate lots, parcels or items and in such order as the Lessor may direct, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. The Lessor, the Agent and any Participant may purchase all or any part of the Sites at such sale. The Lessee acknowledges that sales for cash or on credit to a wholesaler, retailer or user of the Sites, at a public or private auction, are all commercially reasonable. The Lessor shall deliver to such purchaser(s) a good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. After deducting all costs, fees and expenses of the Lessor, including costs of evidence of title in connection with any sale, the Lessor shall apply the proceeds of sale, in the following order of priority, to payment of the following (collectively, the "Obligations"): (i) first, all amounts expended by or for the account of the Lessor under the terms hereof and not then repaid, with accrued interest at the Overdue Rate; and (ii) second, all other amounts then due and owing hereunder including, without limitation, all Basic Rent, Supplemental Rent, the full amount of the Property Balance as of the date of sale as if this Lease had been terminated with respect to all of the Sites then subject to this Lease under Section 6(c), and all other amounts then payable by the Lessee under this Lease and the other Operative Documents, with the Lessor having the right to apply the proceeds of sale to the amounts described above in this clause (ii) in such order, proportion and priority as the Lessor may elect in its sole and absolute discretion. To the extent permitted by applicable statutes and in accordance therewith, the Lessor may postpone the sale of all or any portion of the Sites, and from time to time thereafter may again postpone that sale, and without further notice may make such sale at the time fixed at the last postponement or may, in its discretion, give a new notice of sale. A sale of less than all of the Sites or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all of the Obligations have been satisfied or the entire Sites sold, without defect or irregularity. No action of the Lessor based upon the provisions contained herein or contained in the applicable statutes, including, without limitation, the giving of a notice of default, a notice of election to sell or a notice of sale, shall constitute an election of remedies which would preclude the Lessor from pursuing judicial foreclosure before a completed sale pursuant to the power of sale or foreclosure contained herein. The Lessor shall have the right, with the irrevocable consent of the Lessee hereby given and evidenced by the execution of this instrument, to obtain appointment of a receiver by any court of competent jurisdiction without further notice to the Lessee, which receiver shall be authorized and empowered to enter upon and take possession of the Sites, including all personal property constituting a permanent part of the Site and fixtures thereto used upon or in connection with the real property herein conveyed (and any other personal property constituting a part of the Site which the Lessee acquired with the funds of the Lessor or the Lenders or the Participants), to let the Sites, to receive all the rents, issues and profits, if any, which may be due or become due in respect to the leasing of the Sites to another party and apply the rents after payment of all necessary charges and expenses to reduction of the Obligations in such order, proportion and priority as the Lessor may elect. At the option of the Lessor, the receiver shall accomplish entry and taking possession of the Sites by actual entry and possession or by notice to the Lessee. The receiver so appointed by a court of competent jurisdiction shall be empowered to issue receiver's certificates for funds advanced by the Lessor


                                      A-5                       Lease Supplement
for the purpose of protecting the value of the Sites as security for the Obligations. The amounts evidenced by receiver's certificates shall bear interest at the Overdue Rate and may be added to the Obligations if the Lessee or a junior lienholder purchases the Sites at the trustee's sale. The Lessor may, from time to time, appoint a third party to take any action which it is entitled to take directly pursuant to this Section 11 or under applicable state law. It is acknowledged that to the extent permitted by applicable law, A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW THE LESSOR TO TAKE THE SITES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSEE UNDER THIS INSTRUMENT.

     12. Governing Law. THE OPERATIVE DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE SITES TO WHICH SUCH ESTATES RELATE ARE LOCATED. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THIS LEASE SUPPLEMENT IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT ANY LIEN CREATED HEREBY AND THE CREATION AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE SITES ENCUMBERED BY SUCH LIENS ARE LOCATED.

     13. Limitations on Recourse. (a) Limitations of Liability of Trustee. It is expressly understood and agreed by the parties hereto that this Lease Supplement is executed by Wilmington Trust Company, not individually or personally but solely as Trustee under the Trust Agreement in the exercise of the power and authority conferred and vested in it as such Trustee, that each and all of the representations, undertakings and agreements herein or therein made on the part of the Trustee or the Trust are intended not as personal representations, undertakings and agreements by Wilmington Trust Company, or for the purpose or with the intention of binding Wilmington Trust Company, personally, but are made and intended for the purpose of binding only the Trust , that nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of Wilmington Trust Company, to perform any covenant either express or implied contained herein or in the other Operative Documents to which the Trustee or Trust is a party, and that so far as Wilmington Trust Company, is concerned, any Person shall look solely to the Trust for the performance of any obligation hereunder or thereunder or under any of the instruments referred to herein or therein; provided, that nothing contained in this Section shall be construed to limit in scope or substance any general corporate liability of Wilmington Trust Company as expressly provided in the Trust Agreement or in the Participation Agreement.


                                      A-6                       Lease Supplement

     (b) Limitation of Liability to the Site. Anything (other than Section 13(a) hereof) in this Lease Supplement or the other Operative Documents to the contrary notwithstanding, the parties hereto shall not have any claim, remedy or right to proceed against the Lessor, the Trustee, the Certificate Holders or Wilmington Trust Company on a recourse basis or any past, present or future beneficiary, stockholder, subscriber of capital stock, officer, director, incorporator, partner, employee or agent of any thereof whether by virtue of any statute or rule of law or by enforcement of any penalty or assessment or otherwise, for the payment of any deficiency or any other sum owing on account of the payment of any liability resulting from any breach of any representation, agreement or warranty of any nature whatsoever in this Lease Supplement or any other Operative Document from any source other than the Property; and the Agent and the Lenders, by the acceptance of this Lease Supplement, waive and release any liability of the Lessor, the Trustee, the Certificate Holders and Wilmington Trust Company on a recourse basis or any past, present or future beneficiary, stockholder, subscriber of capital stock, officer, director, incorporator, partner, employee or agent of any thereof for and on account of such liability, and the Agent and the Lenders agree to look solely to the applicable Site for the payment or satisfaction of such liability.

     14. [INSERT STATE SPECIFIC USURY CLAUSE]

                  [remainder of page intentionally left blank]


                                      A-7                       Lease Supplement

     IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement to be duly executed and delivered on the day and year first above written.

                                PEROT SYSTEMS BUSINESS TRUST NO.
                                2000-1, as Lessor

                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            trustee of Perot Systems Business
                                            Trust No. 2000-1, a Delaware
                                            business trust,

Attest:

                                            By:
----------------------------------------       ---------------------------------
Name Printed:                               Name:
             ---------------------------         -------------------------------
Title:                                      Title:     Authorized Officer
      ----------------------------------


                                      A-8                       Lease Supplement

                                            PSC MANAGEMENT LIMITED
                                            PARTNERSHIP, as Lessee


Attest:

                                            By:
----------------------------------------       ---------------------------------
Name Printed:                               Name:
             ---------------------------         -------------------------------
Title:                                      Title:
      ----------------------------------          ------------------------------




[Conform execution and acknowledgments to applicable state requirements in state where applicable Site is located]


                                      A-9                       Lease Supplement

STATE OF ____________      )
                           )  SS.:
COUNTY OF __________       )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _______________, State of ____________, this ____ day of _______________, ______, by ___________________________, as
______________________ of Perot Systems Corporation, the general partner of [___________________] a Texas limited partnership, on behalf of the limited partnership.



[Notarial Seal]
                                             -----------------------------------
                                                        Notary Public



My commission expires:________________



              [USE APPROPRIATE NOTARY FORMS FOR APPLICABLE STATES]


                                      A-10                      Lease Supplement

STATE OF ____________      )
                           )  SS.:
COUNTY OF __________       )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________, State of ___________, this ____ day of _______________, _____, by ___________________________, on behalf of PEROT
SYSTEMS BUSINESS TRUST NO. 2000-1, a Delaware business trust.



[Notarial Seal]
                                             -----------------------------------
                                                        Notary Public



My commission expires:________________


              [USE APPROPRIATE NOTARY FORMS FOR APPLICABLE STATES]


                                      A-11                      Lease Supplement

                                                                      SCHEDULE I
                                                                            TO
                                                                LEASE SUPPLEMENT

                                      Sites


                                                                Lease Supplement

                                                                     SCHEDULE II
                                                                            TO
                                                                LEASE SUPPLEMENT


                                       Applicable
                    Site               Percentage
                    ----               ----------


                                                                Lease Supplement

SECTION 1.   DEFINITIONS; CONSTRUCTION OF REFERENCES..............................1

SECTION 2.   LEASE OF SITES.......................................................2

SECTION 3.   TERM AND RENT........................................................3

SECTION 4.   PEROT OPERATING PREMISES.............................................5

SECTION 5.   NET LEASE............................................................6

SECTION 6.   RENEWAL OPTIONS; SALE, RETURN AND PURCHASE OPTIONS...................8

SECTION 7.   NON-INTERFERENCE AND WARRANTIES OF THE LESSOR AND THE LESSEE........16

SECTION 8.   LIENS; EASEMENTS....................................................17

SECTION 9.   MAINTENANCE AND OPERATION; COMPLIANCE AND USE;
             REPLACEMENT PARTS; IMPROVEMENTS; EQUIPMENT AND
             FIXTURES; INSPECTION................................................20

SECTION 10.  PLANS AND SPECIFICATIONS............................................22

SECTION 11.  LOSS OR DESTRUCTION.................................................23

SECTION 12.  INSURANCE...........................................................25

SECTION 13.  SUBLEASE; ASSIGNMENT................................................26

SECTION 14.  GRANT OF MORTGAGE AND DEED OF TRUST.................................28

SECTION 15.  LEASE EVENTS OF DEFAULT.............................................28

SECTION 16.  REMEDIES............................................................31

SECTION 17.  RIGHT TO PERFORM FOR LESSEE.........................................33

SECTION 18.  NOTICES.............................................................33

SECTION 19.  SUCCESSORS AND ASSIGNS; ASSIGNMENTS.................................34

SECTION 20.  AMENDMENTS AND MISCELLANEOUS........................................34


Appendix A Definitions

Exhibit A Form of Lease Supplement

Schedule I to Lease Supplement

Schedule II to Lease Supplement

                                   APPENDIX A

                                       to

                            Participation Agreement,

                                Master Lease and

                                 Trust Agreement


           ----------------------------------------------------------
                            Perot Systems Corporation
                     2000 Synthetic Lease Financing Facility
           ----------------------------------------------------------

                         DEFINITIONS AND INTERPRETATION

     A. Interpretation. In each Operative Document, unless a clear contrary intention appears:

          (i) the singular number includes the plural number and vice versa;

          (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

          (iii) reference to any gender includes the other gender;

          (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

          (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

          (vi) reference in any Operative Document to any Article, Section, subsection, clause, Appendix, Schedule or Exhibit means, unless expressly noted otherwise, such Article or Section, subsection or clause thereof or Appendix, Schedule or Exhibit thereto;

          (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section or other provision thereof;

          (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and

          (ix) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

     B. Accounting Terms. In each Operative Document, unless expressly otherwise provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP.

     C. Conflict in Operative Documents. If there is any conflict between any Operative Documents, such Operative Documents shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Participation Agreement shall prevail and control.

     D. Legal Representation of the Parties. The Operative Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Documents to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

     E. Defined Terms. Unless a clear contrary intention appears, terms defined herein have the respective indicated meanings when used in each Operative Document.

     "ABR Margin" is set forth on Schedule I attached hereto.

     "Abatement" is defined in Section 5(a) of the Master Lease.

     "Acceleration" is defined in Section 6.2(a) of the Loan Agreement.

     "Account" means the special "deposit account" established at the Designated Office of the Agent into which the Lessee shall pay Basic Rent and Supplemental Rent to be remitted to the Agent.

     "Accrued Interest" with respect to the Property means accrued and unpaid interest on the outstanding principal amount of the Loans from time to time. "Accrued Interest" with respect to any Site means that portion of Accrued Interest allocated to such Site in accordance with Section 3 of the Participation Agreement.

     "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of the Participation Agreement, by which the Parent Guarantor or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

     "Additional Insureds" is defined in Section 12(b) of the Master Lease.

     "Advance" means an advance of funds by the Participants pursuant to Section 3 of the Participation Agreement.

     "Affiliate" means, as to a particular entity, a Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such entity, (ii) which beneficially owns or holds 15% or more of any class of the voting securities of such entity or (iii) 15% or more of any class of the voting securities (or in the case of a Person which is not a corporation, 15% or more of the equity interest) of which is beneficially owned or held by such entity. As used herein, the term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; the terms controlling, controlled by and under common control with shall have meanings correlative to the foregoing.


                                                                     Definitions

     "After-Tax Basis" means, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient (less any tax savings realized and the present value (using as a discount rate the then current interest rate under the Loan Agreement) of any tax savings projected to be realized by the recipient as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

     "Agent" means Bank One, NA, as Agent for the Lenders.

     "ALTA" is defined in Section 9(c)(15) of the Participation Agreement.

     "Alterations" means any alterations, renovations, improvements and additions to a Site or any part thereof and substitutions and replacements therefor, all to the extent not included in Renovation or Construction with respect to such Site.

     "Alternate Base Rate" means, on any date with respect to any Loan or Equity Amount, a fluctuating rate of interest per annum equal to the greater of (a) the Prime Rate (computed using the number of days elapsed and a 365 or 366 day year, as the case may be) in effect on such date, and (b) the Federal Funds Effective Rate (computed using the number of days elapsed and a 360 day year) in effect on such date plus 1/2 of 1%, plus in the case of clause (a) or clause (b), the ABR Margin shown on Schedule I attached hereto. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Annual Administration Fees" means the amount payable to the Agent pursuant to Section 4(d)(ii) of the Participation Agreement, in the amount set forth in the Fee Letter.

     "Applicable A-Margin" means with respect to Tranche A Loans, as of any date in any Interest Period, the applicable percentage per annum set forth in
Schedule I attached hereto.

     "Applicable B-Margin" means with respect to Tranche B Loans, as of any date in any Interest Period, the Applicable A-Margin.

     "Applicable Equity Margin" means with respect to Equity Amounts, as of any date in any Interest Period, the applicable percentage per annum set forth in
Schedule I attached hereto.

     "Applicable Law" at any time means all then existing applicable laws (including Environmental Laws), rules, regulations, statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations issued by any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the Construction, demolition, or alteration of the Improvements, use or occupancy of any Site or any part thereof, including any that require repairs, modifications or alterations of or to any Site or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. Section 1201 et. seq. and any other similar laws or ordinances and the regulations promulgated thereunder)) and any restrictive covenant or deed restriction or easement of record, or known to the Lessee, encumbering the Property or any part thereof.

     "Applicable Nonuse Fee Percentage" means with respect to Nonuse Fees, the applicable percentage per annum set forth in Schedule I attached hereto.


                                                                     Definitions

     "Applicable Percentage" means for the Texas Property, the percentage set forth in Section 6(d)(3) of the Master Lease, and for each other Site, the "Applicable Percentage" set forth in the Lease Supplement applicable to such Site and determined in accordance with Section 6(d)(3) of the Master Lease.

     "Applicable Percentage Amount" means, for any Site as of any date, the product of the Applicable Percentage for such Site multiplied by the remainder (if a positive number) of the Site Balance for such Site minus the Land Interest Lease Balance for that Site.

     "Appraisal" shall mean a report, in form and substance satisfactory to the Certificate Holders and Lessor (including appraisal methods satisfactory to the Certificate Holders and the Agent), in good faith, of the Appraiser opining, among other things, with respect to each Site:

          (i) as of applicable Site Acquisition Date, the applicable Site will have a Fair Market Sales Value equal to the acquisition cost therefor paid by the Lessor, and in the case of the Texas Property, taking into account the terms of the Arco Lease,

          (ii) as of the end of each of the Construction Period and the Basic Term for such Site, the Fair Market Sales Value of the Site as built will be not less than the Site Cost as of the Expiration Date for such Site, and

          (iii) on the Expiration Date for such Site, the likelihood that the Fair Market Sales Value of such Site will be less than the product of the Remaining Percentage applicable to such Site and the Site Cost applicable to such Site is remote.

Such Appraisal shall also confirm that the Site Cost, assuming the Improvements contemplated to be renovated or constructed thereon are completed in accordance with the Plans and Specifications, will be at least equal to the Fair Market Sales Value of the Site at the end of the Construction Period (the "Projected Completion Value"). Each Appraisal will be prepared in accordance with all Applicable Laws, including (without limitation) FIRREA, as determined by the judgment of the Agent.

     "Appraiser" means an appraiser or appraisal firm selected by the Agent.

     "Appurtenant Rights" means, with respect to any Land Interest, (i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to such Land Interest or the Improvements thereon, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to such Land Interest and (ii) all permits, licenses and rights, whether or not of record, appurtenant to such Land Interest.

     "Arco" means Atlantic Richfield Company, a Delaware corporation.

     "Arco Assumption Agreement" means that certain Assumption Agreement delivered on the Documentation Date in substantially the form of Exhibit P to the Participation Agreement.

     "Arco Estoppel Certificate" means that certain Estoppel Certificate delivered on the Documentation Date in substantially the form of Exhibit Q to the Participation Agreement.

     "Arco Lease" means that certain Lease dated as of [__________], 2000 between Arco, as Landlord, and ARCO Comfort Products Co., a Texas Corporation, as Tenant in substantially the form of Exhibit O to the Participation Agreement and which will be assigned by Tenant to Landlord on the Documentation Date.


                                                                     Definitions

     "Arco Lease Fixed Pass Through Expenses" is defined in Section 2.9(c) of the Construction Agency Agreement.

     "Arco Operating Premises" means the premises demised under the Arco Lease.

     "Arranger" means Banc One Capital Markets, Inc.

     "Assignment Agreement" means an Assignment Agreement substantially in the form of Exhibit M-1 or M-2 to the Participation Agreement.

     "Assignment of Leases and Rents" means the Master Assignment of Leases and Rents and each Specific Assignment of Leases and Rents.

     "Available Commitments" means the sum of (i) the Available Loan Commitment and (ii) the Available Equity Commitment.

     "Available Equity Commitment" means, at any time, an amount equal to the excess, if any, of (a) the Equity Commitment over (b) the aggregate amount of Equity Amounts then outstanding.

     "Available Loan Commitment" means, at any time, an amount equal to the excess, if any, of (a) the aggregate amount of the Loan Commitments over (b) the aggregate principal amount of all Loans then outstanding.

     "Bankruptcy Code" is defined in Section 6.1(e) of the Loan Agreement.

     "Basic Rent" means, the sum of (i) the Tranche A Lender Basic Rent, (ii) the Tranche B Lender Basic Rent and (iii) the Equity Basic Rent, calculated as of the applicable Payment Date.

     "Basic Term" is defined in Section 3(a) of the Master Lease.

     "Benefitted Lender" is defined in Section 9.6 of the Loan Agreement.

     "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

     "Break Costs" means an amount equal to the amount, if any, required to compensate any Participant for any additional losses (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or funds acquired by any Participant to fund its obligations under the Operative Documents) it may reasonably incur as a result of (x) the Lessee's payment of Rent other than on a Payment Date, (y) any Advance not being made on the date specified therefor in the applicable Funding Request (other than as a result of a breach by any Participant, as the case may be, of its obligation under Section 3(a), 3(b) or 3(c), as the case may be, of the Participation Agreement to make Advances to the Lessor or Lessee or make Equity Amounts or Loans available to the Lessor) or (z) as a result of any conversion of the LIBO Rate pursuant to Section 4(e) of the Participation Agreement. A statement as to the amount of such loss, cost or expense, prepared in good faith and in reasonable detail and submitted by any Participant, as the case may be, to the Lessee, shall be presumed correct absent demonstrable error.

     "Business Day" means (i) each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banks in Chicago, Illinois or, to the extent that funds are to be delivered to or by the Trust, the city and state in which the principal place of business of the Trustee is located are generally authorized or obligated, by law or executive order, to close and (ii) relative to the payment of Rent determined by reference to the LIBO Rate, any day which is a Business Day under clause (i) and is also a day on which dealings in Dollars are carried on in the London interbank eurodollar market.


                                                                     Definitions

     "Business Trust Statute" is defined in Section 1.1 of the Trust Agreement.

     "Capital Lease" means, with respect to any Person which is the lessee thereunder, any lease or charter of property, real or personal, which would, in accordance with GAAP, be recorded as an asset under a capital lease on a balance sheet of such Person.

     "Capitalized Lease Obligation" means, with respect to any Person on any date, the amount which would, in accordance with GAAP, be recorded as an obligation under a Capital Lease on a balance sheet of such Person as lessee under such Capital Lease as at such date. For purposes of the Operative Documents, Capitalized Lease Obligations shall be deemed to be Debt secured by a Lien.

     "Casualty" means any damage or destruction of all or any portion of any Site as a result of a fire or other casualty.

     "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section Section 9601 et seq., as amended.

     "Certificate Holder" means the holder of a Certificate (as defined in the Trust Agreement, or their successors or permitted assigns expressly permitted under the Operative Documents.

     "Certificate Holder Officer" is defined in Section 6(b)(8) of the Participation Agreement.

     "Certificates" means those certain Certificates (as defined in the Trust Agreement) issued to the Certificate Holders pursuant to the Trust Agreement, substantially in the form of Exhibit A thereto, and any and all Certificates issued in replacement or exchange thereof.

     "Change in Control" means (1) the acquisition by any Person, or by two or more Persons acting in concert (which Person or Persons shall not include any Perot Family Member) of an aggregate of more than 50% of the total issued and outstanding shares of the voting stock of the Parent Guarantor or (2) the Parent Guarantor merges with, consolidates with, or, in a single transaction or related series of transactions, sells or otherwise disposes of all of its assets to, a Person that is not an Affiliate of the Parent Guarantor, and immediately after the consummation of that transaction, Persons who where shareholders of the Parent Guarantor immediately prior to the consummation of that transaction do not hold, in the aggregate, more than 50% of the outstanding voting stock of the Person surviving the merger, the Person resulting from the consolidation, or the Person acquiring the assets of the Parent Guarantor.

     "Change in Law" means (a) the adoption of any law, rule or regulation after the Documentation Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Documentation Date or (c) compliance by any Participant (or, for purposes of Section 4(e)(ii)(2) of the Participation Agreement, by any lending office of such Participant or by such Participant's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of the Participation Agreement.

     "Claim" is defined in Section 14 of the Participation Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

     "Collateral" means all rights and assets pledged and mortgaged pursuant to the Lender Mortgages, Assignment of Leases and Rents and the Construction Agency Agreement Assignment.


                                                                     Definitions

     "Commitment" means (i) as to any Lender, its Loan Commitment and (ii) as to any Certificate Holder, its Equity Commitment. The Commitment for any Site shall mean that portion of the Commitment which is allocated to such Site.

     "Commitment Percentage" means, as to any Participant, the percentage set forth opposite such Participant's name under the heading "Commitment Percentage" on Schedule I to the Participation Agreement.

     "Commitment Period" means the approximately two-year period from (and including) the Documentation Date to the day before the second anniversary thereof.

     "Competitor" is defined in Section 10.1(c) of the Trust Agreement.

     "Completion" of a Site means such time as the conditions set forth in
Section 10 of the Participation Agreement are satisfied with respect to such Site.

     "Completion Certificate" is defined in Section 10(a)(1)(iii) of the Participation Agreement.

     "Completion Date" means, for each Site, the date on which Completion of such Site has occurred. The Completion Date for each Site shall occur on or before the applicable Outside Completion Date.

     "Condemnation" means any condemnation, requisition, confiscation, seizure or other taking or sale of the use, access, occupancy, easement rights or title to any Site or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, such Site or alter the pedestrian or vehicular traffic flow to such Site so as to result in change in access to such Site, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action. A "Condemnation" shall be deemed to have occurred on the earliest of the dates that use, occupancy or title vests in the Governmental Authority.

     "Consolidated EBIT" means, for any period, on a consolidated basis for the Parent Guarantor and its Subsidiaries, the sum of the amounts for such period, without duplication, of: (i) Consolidated Net Income, plus (ii) charges against income for foreign, federal, state, and local taxes, to the extent deducted in computing Consolidated Net Income, plus (iii) Consolidated Interest Expense, plus (iv) extraordinary or non-recurring non-cash losses to the extent deducted in computing Consolidated Net Income, minus (v) extraordinary or non-recurring non-cash gains to the extent included in computing Net Income, calculated on a rolling four (4) quarter basis for covenant compliance purposes.

     "Consolidated EBITDA" means, for any period, on a consolidated basis for the Parent Guarantor and its Subsidiaries, the sum of the amounts for such period, without duplication, of: (i) Consolidated Net Income, plus (ii) charges against income for foreign, federal, state, and local taxes, to the extent deducted in computing Consolidated Net Income, plus (iii) Consolidated Interest Expense, plus (iv) depreciation expense, to the extent deducted in computing Consolidated Net Income, plus (v) amortization expense, including, without limitation, amortization of goodwill, other intangible assets and Transaction Costs, to the extent deducted in computing Consolidated Net Income, plus (vi) extraordinary or non-recurring non-cash losses to the extent deducted in computing Consolidated Net Income, minus (vii) extraordinary or


                                                                     Definitions
non-recurring non-cash gains to the extent included in computing Consolidated Net Income, calculated on a rolling four (4) quarter basis for covenant compliance purposes.

     "Consolidated Funded Indebtedness" means at any time the aggregate dollar amount of Consolidated Indebtedness which has actually been funded and is outstanding at such time (including all payments under the Operative Documents and other leases), whether or not such amount is due or payable at such time.

     "Consolidated Indebtedness" means at any time the Debt of the Parent Guarantor and its Subsidiaries calculated on a consolidated basis as of such time.

     "Consolidated Interest Expense" means, with reference to any period, on a consolidated basis for the Parent Guarantor and its Subsidiaries, the interest expense (including all payments of Basic Rent (net of any amounts of base rent paid under the Arco Lease) under the Operative Documents and the interest component (determined in accordance with GAAP) of Capital Leases) for such period, calculated on a rolling four (4) quarter basis for covenant compliance purposes.

     "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Parent Guarantor and its Subsidiaries calculated on a consolidated basis for such period in accordance with GAAP.

     "Consolidated Subsidiaries" means, with respect to the Parent Guarantor on any date, all Subsidiaries and other entities whose accounts are consolidated with the accounts of the Parent Guarantor as of such date in accordance with the principles of consolidation reflected in the audited financial statements of the Parent Guarantor as of such date delivered in accordance with Section 8(d) of the Participation Agreement.

     "Construction" means the renovation or construction and installation of all Improvements with respect to an Identified Project contemplated by the Plans and Specifications for such Identified Project.

     "Construction Agency Agreement" means the Construction Agency Agreement, dated as of June 22, 2000, between the Lessor and the Construction Agent, together with each Construction Agency Agreement Supplement.

     "Construction Agency Agreement Assignment" means the Construction Agency Agreement Assignment dated as of June 22, 2000, made by the Lessor, as assignor, in favor of the Agent, as assignee.

     "Construction Agency Agreement Default" means any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Construction Agency Agreement Event of Default.

     "Construction Agency Agreement Event of Default" means a "Construction Agency Agreement Event of Default" as defined in Section 5.1 of the Construction Agency Agreement.

     "Construction Agency Agreement Supplement" means any duly executed and delivered Supplement to the Construction Agency Agreement substantially in the form attached to the Construction Agency Agreement as Exhibit A thereto.

     "Construction Agency Person" is defined in Section 5.3(c) of the Construction Agency Agreement.

     "Construction Agent" means Perot Systems Corporation, a Delaware corporation, as construction agent under the Construction Agency Agreement.


                                                                     Definitions

     "Construction Budget" means the budget prepared by the Lessee and submitted by the Construction Agent to the Agent pursuant to Section 9(d)(2) of the Participation Agreement for approval pursuant to Section 2.3 of the Construction Agency Agreement for each Identified Project on each Site, which shall include in detail reasonably satisfactory to the Agent and the Lessor, the costs and expenses, including amounts payable under contracts with general contractors, to be incurred in connection with Construction of such Identified Project.

     "Construction Certificate" is defined in Section 9(b)(2) of the Participation Agreement.

     "Construction Documents" is defined in Section 2.6 of the Construction Agency Agreement.

     "Construction Documents Assignment" means the Construction Documents Assignment dated as of June 22, 2000, made by the Construction Agent in favor of the Lessor and delivered pursuant to the Construction Agency Agreement.

     "Construction Failure Payment" is defined in Section 5.3(a) of the Construction Agency Agreement.

     "Construction Milestones" means, for each Site, the construction milestones for each Identified Project, which milestones (x) represent outside dates for completion of the specified items, and (y) are provided by the Construction Agent to the Agent pursuant to Section 9(d)(1) of the Participation Agreement for approval pursuant to Section 2.3 of the Construction Agency Agreement.

     "Construction Period" means for any Site, the period commencing on the Site Acquisition Date as to that Site (but no earlier than the Documentation Date) and ending upon the earlier of (i) the Outside Completion Date and (ii) the Completion Date. No Construction Period shall extend beyond the Master Lease Termination Date.

     "Construction Portion" means as to any Site, that part of that Site as to which Construction is occurring and which is not Arco Operating Premises or Perot Operating Premises or which is not subject to any Interim Permitted Lease.

     "Construction Portion Operating Expenses" means as to any Construction Portion of a Site, the Operating Expenses allocable to and incurred in connection with such Construction Portion of the Site.

     "Cost Overrun" is defined in Section 3(e) of the Master Lease.

     "Cost Overrun Portion" is defined in Section 3(e) of the Master Lease

     "Costs of Carry" for any Site means all Accrued Interest and Yield, including accruals after Lessor takes back or acquires title to such Site free and clear of Lessee's interest, on the applicable Site Balance and all Impositions (whether incurred or accrued prior to or after Lessor takes back or acquires title to such Site free and clear of Lessee's interest) that would be otherwise payable by Lessee under the Operative Documents during the Lease Term, insurance premiums, costs incurred in the enforcement of the Operative Documents, cost incurred in connection with the ownership, use, possession, control, operation, maintenance, improvement, acquisition, sale, leasing and otherwise in connection with such Site to the extent not otherwise paid by Lessee or reimbursed to the Participants.

     "Debt" means with respect to any Person (i) indebtedness for borrowed money (including, without limitation, indebtedness evidenced by debt securities); (ii) obligations to pay the deferred purchase price of property or services, except trade accounts payable in the ordinary course of business; and (iii) Capitalized Lease Obligations, in the case of each of the foregoing


                                                                     Definitions
clauses (i) through (iii), for which such Person or any of its Consolidated Subsidiaries shall be liable as a primary obligor or under any Guaranty of any such indebtedness or other such obligations of an entity not included in such Person's consolidated financial statements and (iv) any such indebtedness or other such obligations of any entity not included in such Person's consolidated financial statements secured in any manner by any Lien upon any assets of such Person or any of its Consolidated Subsidiaries to the extent, in the case of indebtedness (other than under the Operative Documents, for which "Debt" shall include the Property Balance) for which recourse to such Person is limited to such assets, of the book value of the assets subject to the Lien; provided, however, that for purposes of the computation of any Debt under the Operative Documents there shall be no duplication of any item of primary or other indebtedness or other obligation referred to hereinabove, whether such item reflects the indebtedness or other obligation of such Person or any of its Consolidated Subsidiaries or of any entity not included in such Person's consolidated financial statements.

     "Deed" means, for each Land Interest (other than a Non-Acquired Land Interest), a deed with respect to the real property comprising such Land Interest, in conformity with Applicable Law and appropriate for recording with the applicable Governmental Authorities, conveying fee simple title to such real property to the Lessor.

     "Default" means any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

     "Designated Office" means (i) in the case of the Trust, the office of the Trustee located at the address set forth on Schedule 2 to the Participation Agreement as its Designated Office, and (ii) in the case of the Agent, the office of the Agent located at the address set forth on Schedule 2 to the Participation Agreement as its Designated Office.

     "Disclosing Party" is defined in Section 22(k) of the Participation Agreement.

     "Documentation Date" as defined in Section 2(a) of the Participation Agreement is June 22, 2000.

     "Dollars" and "$" mean dollars in lawful currency of the United States of America.

     "Eligible Construction Costs" means the sum of the aggregate Site Costs incurred as of the date of a Construction Agency Agreement Event of Default, any additional Site Improvement Costs necessary to complete Construction, and any damages relating to the breach or termination of any Construction or supply agreement following a Construction Agency Agreement Event of Default, but excluding any Transaction Expenses which are not allocable to the Construction Period.

     "Engagement Letter" means that certain letter, dated as of February 24, 2000, between the Parent Guarantor and the Arranger.

     "Environmental Audit" means either a Phase One environmental site assessment (the scope and performance of which meets or exceeds the then most current ASTM Standard Practice E1527 for Environmental Site Assessments: Phase One Environmental Site Assessment Process, or its successor) of a Site, performed by an environmental consultant selected by the Lessee and approved by the Lessor (such approval not to be unreasonably withheld) and, if applicable, a Phase Two environmental site assessment for such Site performed by such environmental consultant.

     "Environmental Law" at any time, means any applicable Federal, state, county or local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, covenant,


                                                                     Definitions
criteria having the effect of law, guideline having the effect of law, administrative or court order, judgment, decree, injunction, code or requirement or any agreement with a Governmental Authority theretofore enacted or promulgated:

     (x) relating to pollution (or the cleanup, removal, remediation or encapsulation thereof, or any other response thereto), or the regulation or protection of human health, safety or the environment, including air, water, vapor, surface water, groundwater, drinking water, land (including surface or subsurface), and plant, aquatic and animal life, or

     (y) concerning exposure to, or the use, containment, storage, recycling, treatment, generation, discharge, emission, Release or threatened Release, transportation, processing, handling, labeling, containment, production, disposal or remediation of any Hazardous Substance, Hazardous Condition or Hazardous Activity. in each case as amended and as then in effect, and any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries (whether personal or property) or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Hazardous Substance. At any time, Environmental Laws include, but are not limited to, CERCLA; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the National Environmental Policy Act, 42 U.S.C. Section 4321; the Refuse Act, 33 U.S.C. Section 401 et seq.; the Hazardous Materials Transportation Act of 1994, 49 U.S.C. Section 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq., each as amended and as then in effect, and their state and local counterparts or equivalents, including any regulations promulgated thereunder.

     "Environmental Violation" means any activity, occurrence or condition at any Site that violates any Environmental Law or that subjects any Person to liability or potential liability under any Environmental Law.

     "Equipment" means equipment and apparatus, of every kind and nature whatsoever purchased, leased or otherwise acquired by the Lessor or the Construction Agent on behalf of the Lessor using the proceeds of any Advance and any replacement thereof including, but without limiting the generality of the foregoing, all storm doors and windows, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, building cleaning systems (including window cleaning apparatus), communication systems (including satellite dishes and antennae), sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits and fittings of every kind and description or which is otherwise integral to the operation of any Improvements, but shall not include any Lessee Property.

     "Equity Amount" is defined at Section 3(a)(ii) of the Participation Agreement.

     "Equity Balance" means for each Site, with respect to any Certificate Holder as of any date of determination an amount equal to the sum of the outstanding Equity Amounts funded by such Certificate Holder together with all accrued and unpaid Yield thereon allocable to the Certificates held by such Certificate Holders for such Site. "Equity Balance" means for each Site, with respect to all Certificate Holders as of any date of determination, the aggregate amount


                                                                     Definitions
of Equity Balances for all Certificate Holders relating to such Site. "Equity Balance" means for the Property, with respect to all of the Certificate Holders as of any date of determination, the aggregate Equity Balances for all Certificate Holders relating to all Sites.

     "Equity Basic Rent" means the amount of accrued and unpaid Yield due on the Equity Amounts, determined in accordance with Section 4(a) of the Participation Agreement as of any Payment Date and excluding any interest at the applicable Overdue Rate on any installment of Equity Basic Rent not paid when due and any fine, penalty, interest or cost assessed or added under any agreement with a third party for nonpayment or late payment of Equity Basic Rent.

     "Equity Commitment" means the Commitment of the Certificate Holders to make equity investments in the Lessor at the request of the Construction Agent or the Lessee in an aggregate amount not to exceed the applicable amount set forth on
Schedule 1 to the Participation Agreement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time or any successor Federal statute.

     "Estimated Improvement Costs" for each Site means, as of the Site Acquisition Date for such Site, an amount equal to the aggregate amount which the Construction Agent in good faith expects to be expended for Construction in order to achieve Completion with respect to Improvements for such Site taking into account the Accrued Interest and Yield to be expected based on the funding schedule and the initial estimate of allocated Transaction Expenses.

     "Event of Default" means a Lease Event of Default, a Construction Agency Agreement Event of Default or a Loan Agreement Event of Default.

     "Event of Loss" with respect to a Site, means any of the following events:
(i) destruction or damage to that Site that is determined by the Required Majority Participants (during the Construction Period) or the Lessee (during any period after the Construction Period) (x) to be beyond reasonable repair (in the case of the Construction Period) prior to the Outside Completion Date and (in the case of any period after the Construction Period) by the applicable Expiration Date or (y) to render that Site permanently unfit for the Lessee's normal use for any reason whatsoever; or (ii) the Condemnation, confiscation or seizure of the whole or any significant part of such Site, or requisition of title to, or use of, any significant part of such Site rendering such Site permanently unfit for the Lessee's normal use; or (iii) any event which constitutes an Environmental Violation or any notice or order received from any Governmental Authority in connection with an alleged Environmental Violation or breach or revocation of any permit, license, or approval pertaining to the protection of the environment (and necessary to the Lessee's normal use (with respect to a breach or revocation only)) of such Site if the estimated cost to Lessee to take the action as is necessary to remedy any Environmental Violation, breach, comply with any such order, or to have such permit, license or approval re-issued or re-instated in good standing, as the case may be, is greater than 50% of the originally appraised Fair Market Value of the Site and 100% of the costs to take such action or actions is not covered by environmental liability insurance maintained by the Lessee and acceptable to the Agent, the Lessor and the Required Majority Participants, unless waived in writing by the Agent, the Lessor and the Participants.

     "Excepted Payments" means:

          all indemnity payments (including indemnity payments made pursuant to Sections 13 and 14 of the Participation Agreement) to which the Lessor, the Agent, any Lender or any of their respective Affiliates, agents, officers, directors or employees is entitled;


                                                                     Definitions
          any amounts (other than Basic Rent or amounts payable by Lessee pursuant to Section 6, 11 or 16 of the Master Lease) payable under any Operative Document to reimburse the Lessor or any of their respective Affiliates (including the reasonable expenses of the Lessor or such Affiliates incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Document;

          any amount payable to the Certificate Holders by any transferee of the interest of the Certificate Holders permitted under the Operative Documents as the purchase price for the Certificate Holders' interest (or a portion thereof);

          any insurance proceeds (or payments with respect to self-insured risks or policy deductibles) under liability policies other than such proceeds or payments payable to any Lender or the Lessor;

          any insurance proceeds under policies maintained by the Lessor;

          Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of the Lessor;

          all right, title and interest of the Lessor to the Property or any portion thereof or any other property to the extent any of the foregoing has been released from the Liens of the Lender Mortgage, the Assignment of Leases and Rents and the Construction Agency Agreement Assignment pursuant to the terms thereof; and

          any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (g) above.

     "Excess Casualty/Condemnation Proceeds" means the excess, if any, of (x) the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation (net of all costs and expenses reasonably incurred by the Lessor or any Participant in connection therewith) over (y) the Site Balance paid by the Lessee pursuant to Section 11 of the Master Lease with respect to such Casualty or Condemnation.

     "Excess Sales Proceeds" means the excess, if any, of (x) the aggregate of all proceeds received by the Lessor in connection with any sale of the Property pursuant to the Lessor's exercise of remedies under Section 16 of the Master Lease or the Lessee's exercise of the Sale Option under Section 6 of the Master Lease (net of all costs and expenses reasonably incurred by the Lessor or any Participant in connection therewith) over (y) the Property Balance paid by the Lessee.

     "Expiration Date" means for each Site, the fifth anniversary of the Documentation Date, or, if the Basic Term for such Site has been extended in accordance with Section 6(a) of the Master Lease the last day of the Renewal Term; in each case, as such date is accelerated upon any termination of the Lease Term with respect to such Site.

     "Fair Market Sales Value" for the Property or any Site means the amount, which in any event shall not be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership of the Property or


                                                                     Definitions
such Site, respectively. The Fair Market Sales Value shall be determined taking into account the economic useful life and utility of the Property or such Site and based on the assumption that, (i) except for purposes of Sections 6(i) and 16 of the Master Lease, (x) the Property or the applicable Site is in the condition and state of repair required by the Operative Documents and (y) the Lessee is in compliance with the other requirements of the Operative Documents relating to the condition of the Property or such Site and (ii) in the case of the Texas Property, rent payments under the Arco Lease do not necessarily reflect market conditions.

     "Federal" means of or pertaining to the government of the United States of America.

     "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

     "Fee Letter" means that certain Fee Letter dated February 24, 2000 among Bank One, NA, Banc One Capital Markets, Inc. and Perot Systems Corporation.

     "Filings" is defined in Section 13 of the Participation Agreement.

     "Financial Officer" is defined in Section 8(I)(d)(1)(iii) of the Participation Agreement.

     "Financial Reports" has the meaning set forth in Section 8(a)(18) of the Participation Agreement.

     "FIRREA" means the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, and the rules and regulations adopted pursuant thereto.

     "Fiscal Quarter" means any quarter of a Fiscal Year.

     "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2000 Fiscal Year") refer to the Fiscal Year ending on December 31st of such calendar year.

     "Fixtures" means all fixtures (not including Lessee Property) relating to the Improvements, including all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

     "FMV Shortfall" is defined in Section 10(b) of the Participation Agreement.

     "Force Majeure Event" means, with respect to the Construction relating to any Site, any event (the existence of which, in the case of any event other than adverse weather conditions, was not known by the Lessee or the Construction Agent prior to the applicable Site Acquisition Date) beyond the control of the Lessee and the Construction Agent, including, but not limited to, strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, government activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition or failure to pay or any event, cause or condition which could have been avoided or which could be remedied through the exercise of commercially reasonable efforts or the commercially reasonable expenditure of funds.

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.


                                                                     Definitions

     "Funded Debt" means all Debt, for a Person as of a date, that would, in accordance with GAAP, constitute long-term debt, and which in any event, includes (i) the Property Balance, (ii) any Debt with a maturity of more than one year after the creation of such Debt, (iii) any portion of any Debt included in current liabilities, (iv) any Debt outstanding under revolving credit or similar agreements provided for borrowings (and renewal and extensions thereof) over a period of more than one year notwithstanding that any such Debt may be payable on demand or within one year after the creation thereof, (v) any Capitalized Lease Obligations and (vi) any Guaranty of any obligations of the type described in any of clauses (i) through (v) above and all obligations of the type described in any of clauses (i) through (v) that are endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted with recourse by such Person.

     "Funding Date" means any Business Day on which Advances are made under the Participation Agreement in accordance with Section 3(c) thereof, and includes each Site Acquisition Date.

     "Funding Request" is defined in Section 3(c) of the Participation
Agreement.

     "GAAP" means United States generally accepted accounting principles (including principles of consolidation), in effect from time to time.

     "Governmental Actions" means all authorizations, certificates, consents, approvals, waivers, exemptions, variances, franchises, orders, permissions, permits and licenses of, and filings, registrations, recordings and declarations with, any Governmental Authority, which are reasonably or practically necessary in connection with the transactions contemplated by the Participation Agreement or any other Operative Document, including, without limitation, in connection with the compliance with applicable Environmental Laws, the ownership of the Sites by the Trust, the beneficial ownership of such Sites by the Certificate Holders, the leasing of such Sites by the Trust under the Lease, and the use, occupancy and operation of such Sites by the Lessee, and the execution, delivery and performance by the respective parties thereto of the Operative Documents; but not including in the case of the Certificate Holders or the Trust, Governmental Actions, if any, which (A) may be required under applicable Federal, state or local laws, rules and regulations providing for the supervision or regulation of the banking business, trust business, insurance business or any other line of business currently carried on by, or as a direct consequence of the nature of any of the properties or assets currently owned, leased, operated or managed in any manner by the Certificate Holders, the Trust or any Affiliate thereof and (B) are not related to the transactions contemplated by the Operative Documents.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Ground Lease" means a ground lease of a Non-Acquired Land Interest in favor of the Lessor (or assigned to the Lessor) as ground lessee, in form and substance acceptable to the Certificate Holders and the Agent, with a Ground Lessor.

     "Ground Lessor" means a Person which is not an Affiliate of the Lessee and is the owner of the fee interest in any parcel or parcels of real property subject to a Non-Acquired Land Interest.

     "Guarantor" means the Lessee as obligor under the Structural Guaranty.


                                                                     Definitions

     "Guaranty" by any Person means any direct or indirect undertaking to assume, guaranty, endorse, contingently agree to purchase or to provide funds for the payment of, or otherwise become liable in respect of, any obligation of any other Person, excluding endorsements for collection or deposit in the ordinary course of business.

     "Hazardous Activity" means any activity, process, procedure or undertaking that directly or indirectly (i) produces, generates or creates any Hazardous Substance; (ii) causes or results in (or threatens to cause or result in) the Release of any Hazardous Substance into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life); (iii) involves the containment or storage of any Hazardous Substance; or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.

     "Hazardous Condition" means any condition at any Site that violates or threatens to violate, or that results in or threatens noncompliance with, any Environmental Law.

     "Hazardous Substance" means any of the following: (i) any petroleum or petroleum product, crude oil or any fraction thereof, explosives, radioactive materials, asbestos, asbestos containing materials, ureaformaldehyde, polychlorinated biphenyls, lead and radon gas; (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety, as defined under any Environmental Law; or (iii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

     "Identified Project" means with respect to any Land Interest, a discrete project that is the subject of Construction and for which Plans and Specifications have been prepared.

     "Impositions" means any and all liabilities, losses, expenses and costs of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever ("Taxes") (including, without limitation, (i) real and personal property taxes, including personal property taxes on any property covered by the Master Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) real estate transfer taxes, conveyance taxes, mortgage taxes, intangible taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, gross receipts, privilege and doing business taxes, license and registration fees; and
(vi) assessments on the Property, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the Lease Term), and in each case all interest, additions to tax and penalties thereon, which at any time may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) any Tax Indemnitee, the Property or any part thereof or interest therein, or the Lessee or any sublessee or user of the Property or any part thereof; (b) the financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, purchase, rental, lease, activity conducted on, delivery, insuring, use, operation, improvement, transfer, return or other disposition of the Property or any part


                                                                     Definitions
thereof or interest therein; (c) the Notes or other indebtedness with respect to the Property or any part thereof or interest therein or transfer thereof; (d) the rentals, receipts or earnings arising from the Property or any part thereof or interest therein; (e) the Operative Documents or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to the Property or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract (including the Construction Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Notes; or (i) otherwise in connection with the transactions contemplated by the Operative Documents.

     "Improved Property" means any Site for which the applicable Land Interest which is acquired by the Lessor includes substantial improvements which will remain at the Site; provided, however, that such Improved Property may be subject to further improvement by the Construction Agent under the Construction Agency Agreement and other Operative Documents.

     "Improvements" means all buildings, structures, Fixtures, Equipment, and other improvements of every kind existing at any time and from time to time (including those constructed pursuant to the Construction Agency Agreement and those purchased with amounts advanced by the Participants pursuant to the Participation Agreement) on or under any Land Interest, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all Alterations and other additions to or changes in the Improvements at any time, but excluding in all instances Lessee Property.

     "Improvements Lease Balance" means, for any Site, as of any date of determination, an amount equal to the sum of the outstanding Lease Balance allocated to the Improvements at such Site (including the amount of the Advance funded to the Lessor or the Construction Agent, as applicable, for acquiring the Improvements existing when Lessor acquired the Land Interest as such amount is set forth in the applicable Funding Request, plus allocable Transaction Expenses) and future Improvement costs and allocable Transaction Expenses allocable pursuant to Section 3(d) of the Participation Agreement.

     "Improvements Proceeds" is defined in Section 6(d)(2)(viii) of the Master Lease.

     "Income Taxes" is defined in Section 13(c)(5) of the Participation
Agreement.

     "Indemnitee" or "Indemnified Person" means each of the Trustee, Wilmington Trust Company (or Successor Trustee), each in its individual and trust capacities), the Trust, the Lessor, each Participant, the Agent, their respective Affiliates and their respective successors, assigns, directors, shareholders, partners, officers, employees and agents.

     "Insurance Requirements" means all terms and conditions of any insurance policy either required by the Master Lease to be maintained by the Lessee or required by the Construction Agency Agreement to be maintained by the Construction Agent.

     "Interest Period" shall be determined, with respect to any Loan or Equity Amount as follows:

     (i) For any funding in connection with any Site Acquisition Date, the Agent shall quote the LIBO Rate (Reserve Adjusted) for odd LIBOR interest periods (each, an "Odd LIBOR Period") from such Site Acquisition Date through the last day of the month in which such Site Acquisition Date occurs, to the extent available (and


                                                                     Definitions
          if such LIBO Rate-based interest rates are not available, the applicable interest rate shall be the Alternate Base Rate);

     (ii) Other than as specified in clause (i) above, for each Site during the Construction Period for such Site, the applicable interest periods shall be one-month LIBOR periods, including the full one-month LIBOR period in which the Completion Date applicable to such Site shall occur; and

     (iii) For each Site, after the end of the one-month LIBOR period in which the Completion Date for such Site shall occur, each interest period shall be for a one-month, three-month or six-month LIBOR period.

Notwithstanding the foregoing, (x) interest periods applicable for interest to accrue on Loans and Yield determined by reference to the Alternate Base Rate shall be daily periods, (y) other than Odd LIBOR Periods, each LIBOR Period shall be a customary one-month, three-month or six-month LIBOR Period, and (z) no LIBOR Period shall be permitted which extends beyond the Master Lease Termination Date. If any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day.

     "Interim Term" is defined in Section 3(a) of the Master Lease.

     "Interim Term Permitted Lease" means any lease entered into by Lessor with a third party for space at a Site during the Interim Term for such Site.

     "Investment Company Act" means the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

     "Knowledge" means, with respect to the Lessee, the actual knowledge of any of the following persons: (i) with respect to facts or occurrences relating to the Property, employees of the Lessee regularly engaged in supervising operations of the Lessee under the Operative Documents with respect to the Property, and (ii) with respect to facts or occurrences unrelated to the Property, any Responsible Employee of the Lessee or the President, any Vice President or the Treasurer of the Lessee.

     "Land Acquisition Agreement" means an agreement for the acquisition of any Land Interest in form and substance reasonably acceptable to the Lessee, the Lessor, the Participants and the Agent.

     "Land Acquisition Cost" means, for each Site, the amount of the Advance funded to the Lessor or the Construction Agent, as applicable, for the purpose of acquiring the applicable Land Interest as such amount is set forth in the applicable Funding Request, including reimbursement for Transaction Expenses as allocated to such Site and Land Acquisition Costs therefore as allocated pursuant to Section 3(d) of the Participation Agreement and any earnest money deposits and all amounts payable pursuant to the Land Acquisition Agreements.

     "Land Interest" means any parcel or parcels of real estate (which may be a Non-Acquired Land Interest) identified from time to time in a Funding Request and located in a state approved by the Agent and the Certificate Holders after discussion with applicable local counsel acceptable to the Agent and the Certificate Holders, which parcel or parcels of real estate are described on
Schedule I to any Lease Supplement, together with all Appurtenant Rights attached thereto.


                                                                     Definitions

     "Land Interest Deficiency Amount" means the excess of the Land Interest Lease Balance over the Land Proceeds on the date of determination for the applicable Site or Sites.

     "Land Interest Lease Balance" means, for any Site, as of any date of determination, an amount equal to the sum of the outstanding Lease Balance allocated to the Land Interest for such Site pursuant to Section 3(d) of the Participation Agreement.

     "Land Proceeds" is defined in Section 6(d)(2)(viii) of the Master Lease.

     "Lease Balance" means, for each Site, as of any date of determination, an amount equal to the sum of the Loan Balance, and the Equity Balance, in each case to the extent funded with respect to or allocable to such Site.

     "Lease Default" means any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

     "Lease Event of Default" is defined in Section 15 of the Master Lease.

     "Lease Supplement" means a Lease Supplement substantially in the form of Exhibit A to the Master Lease, dated as of the applicable Site Acquisition Date and covering one or more Sites.

     "Lease Term" is defined in Section 3(a) of the Master Lease.

     "Lender Basic Rent" means, in the aggregate, Tranche A Lender Basic Rent and Tranche B Lender Basic Rent.

     "Lender Financing Statements" means UCC financing statements appropriately completed and executed for filing in the applicable jurisdiction in order to perfect a security interest in favor of the Agent for the benefit of the Lenders in the Equipment located on the Property or in any Improvements on the Property.

     "Lender Mortgage" means each mortgage, deed of trust or similar lien instrument substantially in the form of Exhibit H to the Participation Agreement, executed by the Lessor, and joined in by the Lessee, in favor of the Agent for the benefit of the Lenders with respect to a Site.

     "Lender's Commitment Percentage" means for each Lender, the applicable percentage set forth on Schedule 1 to the Participation Agreement.

     "Lenders" means, collectively, the Tranche A Lenders and the Tranche B Lenders.

     "Lessee" means PSC Management Limited Partnership, a Texas limited partnership, as lessee under the Master Lease and the Lease Supplements, and its successors and assigns expressly permitted under the Operative Documents. "Lessee-Controlled Contest" is defined in Section 13(f) of the Participation Agreement.

     "Lessee Property" means any and all furniture, artwork, art objects, memorabilia, artifacts, rugs, carpet (other than wall-to-wall carpet), objects of historical import, trade fixtures, decorations, equipment, air filters, computers and computer equipment, table and floor lamps and other personal property located on or about the Site not constituting a Nonseverable Improvement to any Site and which was not purchased with the proceeds of any Advance and is not a replacement of any item purchased with proceeds of any Advance.

     "Lessor" means Perot Systems Business Trust No. 2000-1, as lessor under the Master Lease and the Lease Supplements, and its successors and assigns expressly permitted under the Operative Documents.


                                                                     Definitions

     "Lessor Financing Statements" means UCC financing statements appropriately completed and executed for filing in the applicable jurisdiction in order to protect the Lessor's interest under the Master Lease to the extent the Master Lease is a security agreement.

     "Lessor Lien" means any Lien, true lease or sublease or disposition of title or any interest therein arising as a result of (a) any Claim against the Lessor or any Participant not resulting from or related to the transactions contemplated by the Operative Documents, (b) any act or omission of the Lessor or any Participant which is not required or permitted by the Operative Documents or is in violation of any of the terms of the Operative Documents, (c) any Claim against the Lessor or any Participant with respect to Taxes or Transaction Expenses against which Lessee is not required to indemnify the Lessor or any Participant, in its individual capacity, pursuant to Section 13 or Section 14 of the Participation Agreement or (d) any Claim against the Lessor or any Participant arising out of any transfer by the Lessor or that Participant of all or any portion of the interest of the Lessor in the Property or any Site or the Operative Documents other than the transfer of title to or possession of the Property or any Site by the Lessor pursuant to and in accordance with the Master Lease, the Loan Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Section 16 of the Master Lease.

     "LIBO Rate" means, relative to any Loan or Equity Amount for any Interest Period, the offered rate for the period equal to or next greater than the Interest Period for U.S. Dollar deposits of not less than $1,000,000.00 as of 11:00 A.M. City of London, England time two Business Days prior to the first day of the Interest Period as shown on the display designated as British Bankers Association Interest Settlement Rates on Reuters for the purpose of displaying such rate. In the event that such rate is not available on Reuters, then such offered rate shall be otherwise independently determined by Agent from an alternate, substantially similar independent source available to Agent or shall be calculated by Agent by a substantially similar methodology as that theretofore used to determine such offered rate.

     "LIBO Rate (Reserve Adjusted)" means, relative to any Loan or Equity Balance for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/32 of 1%) determined pursuant to the following formula:

      LIBO Rate           =                LIBO Rate
      (Reserve Adjusted)         1.00 - LIBOR Reserve Percentage


The LIBO Rate (Reserve Adjusted) for any Interest Period will be determined by the Agent, on the basis of the LIBOR Reserve Percentage in effect on, and the applicable LIBO Rate obtained by the Agent, two Business Days before the first day of such Interest Period.

     "LIBOR Period" means any Interest Period with respect to a Loan or an Equity Balance in which interest accrues on such Loan or Yield is computed for such Equity Balance at a rate determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBOR Reserve Percentage" means, relative to any Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.


                                                                     Definitions

     "Lien" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien, charge, easement or servitude of any kind, including, without limitation, any agreement to give any of the foregoing, and any irrevocable license, pledge, conditional sale or trust receipt or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed or recorded.

     "Loan" is defined in Section 2.1 of the Loan Agreement.

     "Loan Agreement" means the Loan Agreement, dated as of June 22, 2000, between the Lessor, as borrower thereunder, and the Lenders.

     "Loan Agreement Default" means any event, act or condition which with notice or lapse of time, or both, would constitute a Loan Agreement Event of Default.

     "Loan Agreement Event of Default" is defined in Section 6.1 of the Loan Agreement.

     "Loan Amount" is defined in Section 3(b) of the Participation Agreement.

     "Loan Balance" means for each Site, with respect to any Lender as of any date of determination an amount equal to the sum of the outstanding principal amount of the Loans made by that Lender, together with all Accrued Interest thereon allocable to that Site. "Loan Balance" means for each Site, with respect to all Lenders as of any date of determination, the aggregate amount of Loan Balances for all Lenders relating to such Site. "Loan Balance" means for the Property, with respect to all of the Lenders as of any date of determination, the aggregate Loan Balance for all Lenders relating to all Sites.

     "Loan Commitment" means the Commitment of each Lender to make Loans to the Lessor at the request of the Lessee in an aggregate principal amount at any time outstanding not to exceed the applicable amount set forth on Schedule 1 to the Participation Agreement.

     "Loan Documents" means the Loan Agreement and the Notes.

     "Loss Bid" is defined in Section 6(d)(2) of the Master Lease.

     "Loss Bid Notice" is defined in Section 6(d)(2) of the Master Lease.

     "Mandatory Alterations" is defined in Section 9(d) of the Master Lease.

     "Master Assignment of Leases and Rents" means the Master Assignment of Leases and Rents dated as of June 22, 2000, from the Lessor, as assignor, to the Agent, on behalf of the Lenders, as assignee.

     "Master Lease" means the Master Lease Agreement and Mortgage and Deed of Trust, dated as of June 22, 2000, between the Lessor and the Lessee, together with all Lease Supplements, covering the Property.

     "Material", "material", "Materially" and "materially" mean material to (i) the consolidated financial position, business, assets or consolidated results of operations of the Lessee or Parent Guarantor, (ii) the ability of the Lessee, Parent Guarantor or any Affiliate to perform its obligations under the Operative Documents to which it is a party, or (iii) the value, condition, use or useful life of any Site.

     "Material Adverse Effect" shall mean (a) any effect in the business, assets, operations, results of operations or financial or other condition of any Site or of Lessee or Parent Guarantor (as the context requires) which materially and adversely affects the ability of Lessee or Parent


                                                                     Definitions

Guarantor to pay or perform its obligations under the Operative Documents with respect to one or more Sites or in the aggregate (as the context requires) in accordance with the terms thereof, or (b) any other effect which materially and adversely affects the rights and remedies of Lessor or any of the Participants under the Operative Documents.

     "Material Assets" means with respect to any Person all material interests in any kind of material property or asset, whether real, personal or mixed, or tangible or intangible.

     "Material Indebtedness" means Debt (other than the Loans and Equity Balances) of or guaranteed by the Parent Guarantor in an aggregate principal amount equal to or greater than 25 Million Dollars.

     "Maturity Date" means, with respect to Loans and Equity Amounts, the Expiration Date.

     "Mortgage" means (i) the provisions of Section 14 of the Master Lease and any and all Lease Supplements and other security instruments (if any) in appropriate recordable form in the applicable states in which the respective Sites are located, sufficient to grant to the Lessor a first priority lien on any Site, together with (ii) any assignment or other instrument pursuant to which the Lessor transfers its interest in such security instruments to the Agent for the benefit of the Lenders.

     "Net Proceeds" means all amounts received by the Lessor in connection with any Casualty or Condemnation or any sale of any Site pursuant to the Lessor's exercise of remedies under Section 11 of the Master Lease or the Lessee's exercise of the Sale Option under Section 6 of the Master Lease, and all interest earned thereon, less the reasonable expense of claiming and collecting such amounts, including all reasonable costs and expenses in connection therewith for which the Lessor or any Lender is entitled to be reimbursed pursuant to the Master Lease.

     "Non-Acquired Land Interest" means a Land Interest for which fee title is not acquired by Lessor pursuant to the Operative Documents, including (without limitation) a Land Interest subject to a Ground Lease.

     "Non ALTA State" means a state, including the State of Texas, in which surveys of real property are not customarily prepared and certified in conformity with ALTA standards for surveys of real property and in which no approved or customarily used title insurance policies contain the standard provisions contained in title policies issued to insure title to commercial real properties of the type contained in title insurance policies issued in conformity with ALTA standards.

     "Non-Consenting Participant" is defined in Section 6(c)(3) of the Participation Agreement.

     "Nonintentional Event" is defined in Section 5.3(c) of the Construction Agency Agreement.

     "Nonseverable Improvement" shall mean (i) any Improvement the removal of which from a Site would cause material damage to such Site and (ii) all Mandatory Alterations.

     "Nonuse Fees" is defined in Section 4(d)(I) of the Participation Agreement.

     "Note Holder" is defined in Section 4.1 of the Loan Agreement.

     "Notes" is defined in Section 2.4 of the Loan Agreement.

     "Obligations" means all obligations (monetary or otherwise) of the Lessee arising under or in connection with any of the Operative Documents.

     "Occupied Percentage" is defined in Section 4 of the Master Lease.

     "Odd LIBOR Period" is defined in the definition of "Interest Period" given above.


                                                                     Definitions

     "Operative Documents" means the following:

the Participation Agreement;
The Master Lease
the Lease Supplements;
the Loan Agreement
the Notes;
the Master Assignment of Leases and Rents;
the Specific Assignments of Leases and Rents;
each Ground Lease (if any) and each memorandum thereof;
the Deeds;
the Lender Mortgage;
the Structural Guaranty;
the Parent Guaranty;
the Construction Agency Agreement;
the Construction Agency Agreement Assignment;
the Construction Documents Assignment;
the Construction Agency Agreement Supplements;
the Trust Agreement;
the Engagement Letter and Fee Letter; and any other document that the Lessee, the Lessor and the Agent agree to designate as an "Operative Document".

     "Organic Document" means, relative to any Person, its articles or certificate of incorporation, certificate of trust, certificate or articles of association, or certificate and agreement of limited partnership or any other similar document, as applicable, its by-laws or trust agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

     "Outside Completion Date" is defined in Section 3(a) of the Master Lease.

     "Overall Transaction" means the transactions contemplated by the Operative Documents.

     "Overdue Rate" means, with respect to any Loan or Equity Amount, the Alternate Base Rate for such Loan or Equity Amount plus 2.0% per annum.

     "Parent Guarantor" means Perot Systems Corporation, a Delaware corporation as obligor under the Parent Guaranty.

     "Parent Guaranty" means the Guaranty dated as of June 22, 2000 from the Parent Guarantor to the Lessor, the Agent and the Participants.

     "Participant Balance" means, with respect to any Participant as of any date of determination: (i) with respect to any Tranche A Lender, its Tranche A Loan Balance, (ii) with respect to any Tranche B Lender, its Tranche B Loan Balance, or (iii) with respect to the Lessor, the Equity Balance.

     "Participant Indemnitee" means each of the Participants, the Agent, their respective Affiliates and their respective successors, permitted assigns, directors, shareholders, partners, officers, employees and agents.

     "Participants" means, collectively, the Tranche A Lenders, the Tranche B Lenders and the Certificate Holders.


                                                                     Definitions

     "Participation Agreement" means the Participation Agreement dated as of June 22, 2000 among the Certificate Holders, the Trust, the Owner Trustee, the Lessee, as Lessee, Construction Agent and Guarantor, the Parent Guarantor, the Lessor, the Lenders and the Agent.

     "Parts" means all appliances, parts, instruments, appurtenances, accessories and other equipment of whatever nature, which are incorporated or installed in or attached to and become a part of the Non-Severable Improvements on such Site, either as originally constituted or after any Construction, but shall not include any Lessee Property.

     "Payment Date" means (a) any Scheduled Payment Date and (b) any date on which interest is payable pursuant to Section 2.6(c)(ii) of the Loan Agreement in connection with any prepayment of the Loans.

     "Payment Default" means a Lease Default relating to a Lease Event of Default under Section 15(a), (e), (f), (g), (h), (i), (j) or (k) of the Master Lease.

     "Payment Office" means the office of the Lessor, the Agent and each Participant identified on Schedule 2 to the Participation Agreement as its Payment Office.

     "Permitted Contest" means a good faith contest of (i) the legality or validity of any of the taxes, assessments, levies, fees or other governmental charges, or other claims, Liens or Impositions which, under the terms of the Participation Agreement or the Master Lease are required to be paid or discharged by the Lessee, the Trustee, the Trust or the Certificate Holders, as the case may be, but for such contest, or (ii) the legality, validity or necessity for compliance with any Applicable Law; which contest shall be diligently pursued (including, without limitation, with respect to the posting of bonds or security) in a manner which each Person which is an Indemnified Person with respect to the applicable Claim reasonably determines will during the pendency of such contest prevent the imposition of any civil or criminal penalty on, material risk of foreclosure, forfeiture or sale of, or adverse effect on, the title, property or right of, such Indemnified Person.

     "Permitted Equity Assignment Amount" is defined in Section 12 of the Participation Agreement.

     "Permitted Exceptions" means Liens of the types described in clauses (i),
(ii), (iii), (iv) (v), (vii), (ix) and (xi) of the definition of Permitted Liens and Liens described on the Title Policy (other than Liens described in clause
(iv) or (vi) of the definition of Permitted Liens) that are consented to by the Lessor and the Agent in their reasonable discretion.

     "Permitted Investments" means those investments in money market funds rated AAA-m by Moody's Investors Service, or AAAmg by Standard & Poor's Rating Group, in interest bearing deposits in a national or state bank having a combined capital and surplus of not less than $100,000,000 and direct obligations of, or obligations the principal interest on which are unconditionally guaranteed by, the United States of America.

     "Permitted Liens" means, for each Site, any of the following:

          (i) the respective rights and interests of the parties to the Operative Documents as provided in the Operative Documents (including without limitation, the Lender Mortgage);

          (ii) the rights of any sublessee under a sublease not prohibited by the terms of the Master Lease and any rights of the lessee under any lease existing as of the applicable Site Acquisition Date, as each such sublease or lease may


                                                                     Definitions
                  be amended, modified, waived, supplemented, restated, replaced, renewed, extended or terminated from time to time;

            (iii) the rights of Arco under the Arco Lease and of the lessee under each Interim Term Permitted Lease, as each such lease may be amended, modified, waived, supplemented, restated, replaced, renewed, extended or terminated from time to time with the consent of Lessor;

            the rights of any Ground Lessor with respect to any Non-Acquired Land Interest acquired by the Lessor assuming no default by the ground lessee thereunder;

            Liens for Taxes that either are not yet delinquent or are the subject of a Permitted Contest;

            Liens arising by operation of law, materialmen's, mechanics', workers', repairmen's, employees', carriers', warehousemen's and other like Liens relating to the Construction of the Improvements or in connection with any Alterations or arising in the ordinary course of business for amounts which either are not more than 60 days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in the definition of Permitted Contest;

            Liens of any of the types referred to in clause (vi) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements reasonably satisfactory to the Lessor have been made), which bonding (or other arrangements) shall comply with applicable Requirements of Law, and has effectively stayed any execution or enforcement of such Liens;

            Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest set forth in the definition of Permitted Contest;

            easements, rights of way and other encumbrances on title to real property existing as of the applicable Site Acquisition Date or thereafter permitted pursuant to Section 8 of the Master Lease;

            Lessor Liens;

            Liens created with the consent of the Lessor;

            Liens described on the title insurance policy delivered with respect to such Site pursuant to Section 9(c)(15) of the Participation Agreement other than Liens described in clause (vi) or (viii) above that are not removed within 40 days of their origination; and

            in the case of any Non-Acquired Land Interest, a mortgage on the fee estate in such Non-Acquired Land Interest, as long as a non-disturbance and attornment agreement of the mortgagee of such fee estate in form and substance acceptable to the Agent and the Certificate Holders has been delivered to the Lessor.

            (iv) "Perot Family Member" means a member of the family of Ross Perot (an individual resident of the State of Texas), and any direct descendents thereof, or by or through marriage, or any Affiliate of any such Person, including The Perot Foundation and any other charitable foundation or organization established by a Perot Family Member.


                                                                     Definitions

"Perot Operating Premises" means that part of any Site which is not a Construction Portion, the Arco Operating Premises or any portion of a Site covered by an Interim Term Permitted Lease and which Lessee, or any Affiliate of Lessee under a sublease, elects to use to operate its business during the Interim Term for that Site in accordance with Section 4 of the Master Lease.

"Person" means any individual, partnership, corporation, limited liability company, limited liability partnership, trust, unincorporated association or joint venture, a Governmental Authority, or any other entity.

"Plans and Specifications" means, for each Identified Project, the preliminary plans and specifications for the Construction of such Identified Project, as more particularly described in Schedule 2 to the Construction Agency Agreement Supplement applicable to the Site of which the Identified Project is a part, as the same may be modified, amended or supplemented in accordance with the Operative Documents prior to the Completion Date.

"Prime Rate" means the rate of interest per annum announced from time to time by Bank One, NA or its parent as its prime rate, which is not necessarily the lowest rate charged by Bank One, NA to any customer), changing when and as said prime rate changes. In the event that there is a successor to the Agent by merger, or the Agent assigns its duties and obligations to an Affiliate pursuant to Section 21(l) of the Participation Agreement, then the term "Prime Rate" shall mean the prime rate, base rate or other analogous rate of the new Agent.

"Proceeds" is defined in Section 6(d) of the Master Lease.

"Projected Completion Value" is defined in the definition of "Appraisal."

"Property" means all of the Sites subject to the Master Lease pursuant to Lease Supplements from time to time.

"Property Balance" means, as of any date of determination, an amount equal to the sum of the Loan Balance for the Property as of such date, plus the Equity Balance for the Property as of such date plus any Supplemental Rent (including Break Costs) then due and owing.

"Property Cost" means the sum of the Site Costs for all Sites.

"Property Improvement Costs" means the sum of the aggregate amount of the Site Improvement Costs for all Sites, including all Transaction Expenses and the Nonuse Fees.

"Purchase Agreement" means that certain Purchase and Sale Agreement by and between Atlantic Richfield Company, as seller, and Perot Systems Corporation, as purchaser, dated effective as of June 8, 2000, for the Texas Property.

"Purchase of Assets Agreement Assignment" is defined in Section 9(c)(20) of the Participation Agreement.

"Purchase Option" is defined in Section 6(b) of the Master Lease.

"Related Parties is defined in Section 22(j) of the Participation Agreement.

"Release" means any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

"Remaining Percentage" means, for each Site, the excess of 100% over the Applicable Percentage applicable to such Site.

"Renewal Term" is defined in Section 6(a) of the Master Lease.


                                                                     Definitions

"Rent" means, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Master Lease.

"Replacement Participant" is defined in Section 6(c)(3) of the Participation Agreement.

"Replacement Parts" is defined in Section 9(c) of the Master Lease.

"Required Certificate Holders" means at any time, Certificate Holders holding Certificates representing more than 66-2/3% or more of the Equity Balance at such time.

"Required Licenses" shall mean with respect to any Site, as of any date, all licenses, permits and rights reasonably necessary for the commercial operation of such Site, as it is constituted on such date in accordance with the terms of the Lease, by an operator other than the Lessee or its Affiliates.

"Required Majority Participants" means, at any time (i) Participants holding 51% or more of the aggregate outstanding principal amount of the Loans and the Equity Balance or, (ii) if no such principal amount is then outstanding, Participants having 51 % or more of the aggregate Loan Commitments and Equity Commitments.

"Required Participants" means, at any time (i) Participants holding 66-2/3% or more of the aggregate outstanding principal amount of the Loans and the Equity Balance or, (ii) if no such principal amount is then outstanding, Participants having 66-2/3 % or more of the aggregate Loan Commitments and Equity Commitments.

"Requisition of Use" means, with respect to a Site, the confiscation, seizure or requisition of use of such Site (or such a substantial portion thereof so as to render operation of such Site by a private party commercially impractical) by the act of any Governmental Authority, but only if such confiscation, seizure or requisition of use continues for a period of more than twelve (12) consecutive months or beyond the Expiration Date for such Site.

"Responsible Employee" means, relative to the Lessee or Parent Guarantor, as applicable, those of its officers or employees responsible for the Property whose signature and incumbency or position shall have been certified to the Participants from time to time.

"Return Date" for a Site means the applicable date pursuant to Section 6(g) of the Master Lease on which the Lessee transfers such Site.

"Sale Option" is defined in Section 6(c) of the Master Lease.

"Scheduled Payment Date" means as to any Loan or Equity Amount, (i) the last day of each applicable Interest Period, except for Accrued Interest or Yield with respect to a six-month LIBOR Period which shall be payable at the end of the third and sixth months in that six-month LIBOR Period, (ii) for Accrued Interest or Yield, respectively, which accrues at the Alternate Base Rate, the last Business Day of the each calendar month, (iii) upon any prepayment, and (iv) at the Maturity Date.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

"Severable Improvement" means any Improvement which is not a Nonseverable Improvement, but excluding any Replacement Parts.

"Site" means each Land Interest, upon becoming subject to a Lease Supplement, together with any Improvements located thereon at the time the Land Interest is acquired by the Lessor and any Improvements thereafter constructed thereon.

"Site Acquisition Date" is defined in Section 2(b) of the Participation
Agreement.


                                                                     Definitions

"Site Balance" means for each Site, as of any date of determination, an amount equal to the aggregate principal amount of the Loans and Equity Balance allocable to such Site and outstanding on such date, all Accrued Interest with respect to such Loans and Yield accruing with respect to such Equity Balances, and any Supplemental Rent (including Break Costs) then due and owing relating to such Site, including (without limitation) the portion of any Transaction Expenses or other costs not related to a specific Site which have been allocated or reallocated by the Agent to such Site from time to time as determined by the Agent in its reasonable judgment.

"Site Cost" means, for any Site, the sum of the Land Acquisition Cost for such Site and the Site Improvement Costs for such Site.

"Site Improvement Costs" means, for any Site, the aggregate amount of Advances funded to the Construction Agent for the purpose of lease, design, Construction of Improvements or improvement on, of or with respect to such Site, paying lawful costs arising in connection with the development of such Site and the Construction of Improvements thereon, as such amounts are set forth in the applicable Funding Requests for such Site, as well as all insurance premiums allocable to the Construction Portion of the Site, all deductibles payable with respect to claims made under insurance policies covering the Site which the Lessee or Construction Agent is obligated to pay in accordance with the Operative Documents and which are allocable to the Construction Portion of the Site, all expenses of operating the Construction Portion of the Site, and all professional fees and other "soft costs" authorized by the Construction Agent and reasonable acceptable to the Lessor and the Agent and of a nature ordinarily and reasonable incurred at any time in connection with the acquisition or construction of a Site. The Site Improvement Costs for any Site shall include
(i) any portions of Advances made during the Construction Period which were applied to the payment of Accrued Interest or Yield applicable to such Site and allocated to Site Improvement Costs for such Site under Section 3(d) of the Participation Agreement, and (ii) Transaction Expenses allocated to such Site and to Site Improvement Costs for such Site under Section 3(d) of the Participation Agreement.

"Specific Assignment of Leases and Rents" means each Specific Assignment of Leases and Rents with respect to a Site, from the Lessor, as assignor, to the Agent, on behalf of the Lenders, as assignee, pursuant to Section 17 of the Master Assignment of Leases and Rents.

"Structural Guaranty" means the Guaranty dated as of June 22, 2000 from the Guarantor to the Lessor, the Agent and the Participants.

"Subsidiary" means, with respect to any Person, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person, or (ii) any partnership, joint venture, limited liability company or other entity as to which such Person, directly or indirectly, owns more than a 50% ownership, equity or similar interest or has the power to direct or cause the direction of management and policies, or the power to elect the managing general partner, managers or the equivalent, of such partnership, joint venture, limited liability company or other entity, as the case may be.

"Supplemental Rent" means all amounts, liabilities and obligations (other than Basic Rent, Applicable Percentage Amounts, Site Balances and Property Balance) which Lessee assumes or agrees to pay to Lessor or any other Person under the Master Lease or under any of the other Operative Documents.


                                                                     Definitions

"Swap Agreement" means any interest rate, currency or commodity swap agreement or other interest rate, currency or commodity price protection agreement capable of financial settlement only.

"Swap Payment Obligations" means, with respect to any Person, an obligation of such Person to pay money, either in respect of a periodic payment or upon termination, to a counterparty under a Swap Agreement, after giving effect to any netting arrangements between such Person and such counterparty and such Person's rights of set-off in respect of such obligation provided for in such Swap Agreement.

"Tax Indemnitee" is defined in Section 13(a) of the Participation Agreement.

"Taxes" is defined in the definition of Impositions.

"Texas Property" means that certain approximately 64.414 acres of land located in Plano, Collin County, Texas and the buildings existing thereon and to be constructed thereon, and more fully described in the Lease Supplement for the Texas Property.

"Third Party Lease" is defined in Section 13(a) of the Master Lease.

"Title Defect" means with respect to any Site, any Lien (other than a Permitted
Lien) thereon or any defect, deficiency or title exception with respect thereto which Lien, defect, deficiency or title exception impairs or would be reasonably likely to materially impair the marketability, economic value, utility or economic useful life of such Site as a corporate headquarters campus (or with respect to other properties, the commercial operation thereof for its intended purposes).

"Title Policies" is defined in Section 9(c)(15) of the Participation Agreement.

"Tranche A Lender Basic Rent" means, as determined as of any Payment Date, the interest due on the Tranche A Loans, determined in accordance with Section 2.6 of the Loan Agreement and excluding any interest at the applicable Overdue Rate on any installment of Tranche A Lender Basic Rent not paid when due and any fine, penalty, interest or cost assessed or added under any agreement with a third party for nonpayment or late payment of Tranche A Lender Basic Rent.

"Tranche A Lenders" means, collectively, the various financial institutions which either (i) are parties to the Loan Agreement on the Documentation Date or
(ii) become parties to the Loan Agreement thereafter as Tranche A Lenders.

"Tranche A Loan Balance" means as of any date of determination an amount equal to the sum of the outstanding principal amount of all Tranche A Loans together with all Accrued Interest thereon.

"Tranche A Loans" is defined in Section 2.1 of the Loan Agreement.

"Tranche B Lender Basic Rent" means, as determined as of any Payment Date, the interest due on the Tranche B Loans, determined in accordance with Section 2.6 of the Loan Agreement and excluding any interest at the applicable Overdue Rate on any installment of Tranche B Lender Basic Rent not paid when due and any fine, penalty, interest or cost assessed or added under any agreement with a third party for nonpayment or late payment of Tranche B Lender Basic Rent.

"Tranche B Lenders" means, collectively, the various financial institutions which either (i) are parties to the Loan Agreement on the Documentation Date or
(ii) become parties to the Loan Agreement thereafter as Tranche B Lenders.


                                                                     Definitions

"Tranche B Loan Balance" means as of any date of determination an amount equal to the sum of the outstanding principal amount of all Tranche B Loans together with all Accrued Interest thereon.

"Tranche B Loans" is defined in Section 2.1 of the Loan Agreement.

"Transaction Expenses" means all costs and expenses incurred in connection with the preparation, execution and delivery of the Operative Documents and the transactions contemplated by the Operative Documents including without limitation: the reasonable fees, out-of-pocket expenses and disbursements of counsel for the Agent and the Participants and counsel for the Trustee in negotiating the terms of the Operative Documents and the other transaction documents, preparing for the closing under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Documents;

the reasonable fees, out-of-pocket expenses and disbursements of any law firm or other external counsel, and (without duplication) the reasonable allocated cost of internal legal services and all disbursements of internal counsel of each of the Lessor, the Agent and each Participant in connection with (1) the syndication (pre closing or post closing) of the Notes and Certificates by the Arranger, (2) any amendment, supplement, waiver or consent with respect to any Operative Documents requested or approved by the Lessee and (3) any enforcement of any rights or remedies against the Lessee in respect of the Operative Documents;

any other reasonable fees, out-of-pocket expenses, disbursements or cost of any party to the Operative Documents (not including those of the Lessee), including the initial and ongoing fees and expenses of the Trustee relating to the Trust;

any and all Taxes and fees incurred in recording, registering or filing any Operative Document or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Documents;

any title fees, premiums and escrow costs and other expenses relating to title insurance and the closings contemplated by the Operative Documents;

all expenses relating to all Environmental Audits required to be made or which may be made at the election of the Lessor, the Agent or any Participant;

all costs and expenses of all surveys, engineering and architectural work and construction bonds (if any);

the cost of any residual value insurance policy obtained by the Trust (at the direction of Banc One Leasing Services Corp.) on or about the Documentation Date which relates to the Overall Transaction;

fees and other expenses relating to Appraisals, including any new Appraisal pursuant to Section 10(b) of the Participation Agreement;

the Arranger's fee and all other amounts due under the Engagement Letter and the Fee Letter, including during the Construction Period, the Annual Administration Fee; and other necessary fees and expenses in connection with the transactions contemplated by the Participation Agreement.

"Transferee" is defined in Sections 11(d) and 12(c) of the Participation Agreement.


                                                                     Definitions

"Trust" means Perot Systems Business Trust No. 2000-1, a Delaware business trust formed pursuant to the provisions of Title 12, Chapter 38 of the Delaware Code.

"Trust Agreement" means the Trust Agreement dated as of June 22, 2000 between the Certificate Holders and Wilmington Trust Company.

"Trust Estate" is defined in Section 2.1(b) of the Trust Agreement.

"Trustee" means Wilmington Trust Company, not in its individual capacity but solely as trustee of the Trust, and its permitted successors as the trustee of the Trust.

"Trustee Officer" is defined in Section 7(b)(1) of the Participation Agreement.

"Trustee's Expenses" shall mean any and all liabilities, obligations, losses, damages, penalties, taxes (other than any income taxes on fees or other compensation received by the Trustee for serving as trustee or other Income Taxes), claims (including, without limitation, claims involving strict or absolute liability in tort), warranty claims or claims based on negligence, products liability or statutory liability, and environmental claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Trustee, or any of its successors, assigns, agents, servants or personal representatives, in any way relating to or arising out of the Participation Agreement or any other Operative Document, the assets of the Trust, the Sites or any part thereof, any of the transactions contemplated in any Operative Document or the performance or non-performance or enforcement of any of the terms thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, sublease, possession, use, operation, maintenance, condition, registration, sale, return, storage or other disposition of the assets of the Trust, or any part thereof or any accident in connection therewith (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust or the action or inaction of the Trustee under the Participation Agreement, except if such claim is a result of or arises out of (i) willful misconduct or gross negligence on the part of the Trust or the Trustee in the performance of its duties under the Participation Agreement or any other Operative Document or the failure to exercise the same degree of care and skill as is customarily exercised by similar institutions in the receipt and disbursement of moneys under similar circumstances or (ii) the falseness or inaccuracy of any representation or warranty of the Trustee in Section 7 of the Participation Agreement or any other Operative Document.

"UCC Financing Statements" means collectively the Lender Financing Statements and the Lessor Financing Statements.

"Uniform Commercial Code" and "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

"Wholly Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly Owned Subsidiaries of such Person, or by such Person and one or more Wholly Owned Subsidiaries of Such Person or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

"Wilmington Trust Company" means Wilmington Trust Company, a Delaware banking corporation in its individual capacity.


                                                                     Definitions

"Yield" is defined in Section 4(a)(i) of the Participation Agreement.

"Yield Rate" means, with respect to any Interest Period, the sum of (i) the LIBO Rate (Reserve Adjusted) or (ii) the Alternate Base Rate, as applicable, for such Interest Period plus the Applicable Equity Margin.


                                                                     Definitions

                                TABLE OF CONTENTS


SCHEDULE I
PRICING SCHEDULE

                        ---------------  --------------------  --------------------  ---------------------
                        Level I(1)       Level II(1)           Level III(1)          Level IV(1)
                        ---------------  --------------------  --------------------  ---------------------
CREDIT
QUALITY                 Funded Debt      Funded Debt           Funded Debt           Funded Debt
                        To               To                    To                    To
                        EBITDA           EBITDA Ratio          EBITDA Ratio          EBITDA Ratio
                        Ratio              > or = to 0.5x but    > or = to 1.0x but    > or = to 1.5x but
                        < 0.5x           < 1.0x                < 1.5x                < 2.0x
                        ---------------  --------------------  --------------------  ---------------------
COMMITMENT              15.0 bps         17.5 bps              20.0 bps              27.5 bps
FEE(2)
                        ---------------  --------------------  --------------------  ---------------------
LIBOR MARGIN
         A/B Notes:     75.0 bps         100.0 bps             112.5 bps             137.5 bps
         Certificates:  200 bps          225 bps               250 bps               275 bps
                        ---------------  --------------------  --------------------  ---------------------
ABR MARGIN
         A/B Notes:     0 bps            0 bps                 0 bps                 0 bps
         Certificates:  100 bps          112.5 bps             125 bps               137.5 bps
                        ---------------  --------------------  --------------------  ---------------------


                        -------------------  ---------------------  -----------------
                        Level V(1)           Level VI(1)            Level VII(1)
                        -------------------  ---------------------  -----------------
CREDIT                  Funded Debt          Funded Debt            Funded Debt
QUALITY                 to                   to                     to
                        EBITDA               EBITDA                 EBITDA
                        Ratio                Ratio                  Ratio
                          > or = to 2.0x       > or = to 2.5x but     > or = to 2.75
                        but < 2.5x           < 2.75x
                        -------------------  ---------------------  -----------------
COMMITMENT              32.5 bps             37.5 bps               37.5 bps
FEE(2)
                        -------------------  ---------------------  -----------------
LIBOR MARGIN
         A/B Notes:     150.0 bps            165.0 bps              175.0 bps
         Certificates:  300 bps              325 bps                350 bps
                        -------------------  ---------------------  -----------------
ABR MARGIN
         A/B Notes:     0 bps                0 bps                  0 bps
         Certificates:  150 bps              162.5 bps              175 bps
                        -------------------  ---------------------  -----------------


(1) The Commitment Fee and LIBOR Margin will be adjusted (upward or downward) effective not more than 5 business days after the Administrative Agent has received the Lessee's quarterly financial statements required to be delivered under the lease.

(2) Payable on the unused balance of the commitments of the Investors during the Construction Phase.

     Pricing at closing will be at Level II; to be maintained for 12 months from Documentation Date.


                                      -i-